SEVENTH AMENDED AND RESTATED REVOLVING


                         CREDIT AGREEMENT


                               AMONG


                  GULF ISLAND FABRICATION, INC.,
                           AS BORROWER,

                      DOLPHIN SERVICES, INC.

                                AND

                         SOUTHPORT, INC.,
                     AS EXISTING SUBSIDIARIES,


                  FIRST NATIONAL BANK OF COMMERCE

                                AND

                      WHITNEY NATIONAL BANK,
                             AS BANKS,

                                AND

                 FIRST NATIONAL BANK OF COMMERCE,
                             AS AGENT





               DATED EFFECTIVE AS OF AUGUST 21, 1998


                         TABLE OF CONTENTS

Section 1. Relation to Prior Credit Arrangements                          2
     1.1  Revolving Credit Facility                                       2
     1.2  Borrowing Procedure Under the Revolving Credit Facility         4
     1.3  Terms and Conditions Governing Letters of Credit                4
     1.4  Liability of Subsidiaries                                       5
     1.5  Obligations Absolute                                            5

Section 2. Notes Evidencing Borrowings                                    6
     2.1  Notes                                                           6
     2.2  No Novation                                                     7

Section 3. Interest and Fees                                              7
     3.1  Interest -- Revolving Credit Facility                           7
     3.2  Default Rate                                                    8
     3.3  Prime Rate                                                      8
     3.4  Origination Fee                                                 8
     3.5  Method of Calculating Interest and Fees                         8
     3.6  Interest Rate Options                                           8

Section  4.  Payments, Prepayments, and Reduction or Termination of the
     Revolving Credit Facility                                            13
     4.1  Method of Payment                                               13
     4.2  Sharing of Payments                                             14
     4.3  Payments Without Deduction                                      15
     4.4  Reduction of Credit                                             15

Section 5. Representations and Warranties of Borrower                     15
     5.1  Corporate Existence                                             16
     5.2  Authorization; Validity                                         16
     5.3  No Conflicts                                                    16
     5.4  Financial Statements                                            16
     5.5  Litigation                                                      17
     5.6  Liens                                                           17
     5.7  Subsidiaries                                                    17
     5.8  Purpose                                                         17
     5.9  Use of Proceeds; Margin Securities                              18
     5.10 Compliance with ERISA                                           18
     5.11 Consents                                                        18
     5.12 Tax Returns                                                     18
     5.13 Operation of Business                                           19
     5.14 Rights in Properties; Liens                                     19
     5.15 Debt                                                            19
     5.16 Disclosure                                                      19
     5.17 Registered Office; Principal Place of Business; Location of
          Collateral                                                      20
     5.18 Investment Company Act                                          20
     5.19 Other Agreements                                                20
     5.20 Compliance with Law                                             21
     5.21 Corporate Name                                                  22
     5.22 Collateral                                                      22

Section 6. Borrower's Covenants                                           22
     6.1  Financial Statements                                            23
     6.2  Access                                                          23
     6.3  Insurance                                                       24
     6.4  Repair                                                          24
     6.5  Taxes                                                           24
     6.6  Corporate Existence                                             25
     6.7  Merger                                                          25
     6.8  Compliance                                                      25
     6.9  Use of Proceeds                                                 26
     6.10 Financial Covenants                                             27
     6.11 Liens                                                           27
     6.12 Debt                                                            28
     6.13 Shareholder or Employee Loans                                   29
     6.14 Change in Business                                              29
     6.15 Compliance with Agreements                                      29
     6.16 Further Assurances                                              29
     6.17 Disposition of Assets                                           29
     6.18 Change Tax I.D. Number                                          30
     6.19 Indemnity                                                       30
     6.20 Real Property                                                   31

Section 7. Conditions Precedent to Extensions of Credit                   31
     7.1  Borrower's Resolutions                                          31
     7.2  Subsidiaries' Resolutions                                       31
     7.3  Notes                                                           32
     7.4  New Collateral Documents                                        32
     7.5  Opinion                                                         32

Section 8. Additional Conditions Precedent to Advances and/or Letters of
     Credit                                                               32
     8.1  Default                                                         33
     8.2  Warranties                                                      33

Section 9. Events of Default                                              33
     9.1  Payment                                                         33
     9.2  Other Indebtedness                                              33
     9.3  Other Default                                                   33
     9.4  Insolvency                                                      34
     9.5  ERISA                                                           34
     9.6  Agreements                                                      35
     9.7  Representation or Warranty                                      35
     9.8  Remedies                                                        35

Section 10. Agent                                                         35
     10.1 Authorization and Action                                        35
     10.2 Agent's Reliance, Etc                                           36
     10.3 First NBC and Affiliates                                        37
     10.4 Bank Credit Decision                                            37
     10.5 Indemnification                                                 38
     10.6 Successor Agent                                                 38
     10.7 Benefits of Section                                             39
     10.8 Change in Specified Percentage                                  39

Section 11. General                                                       39
     11.1 Definitions                                                     39
     11.2 Financial Terms                                                 45
     11.3 Delay                                                           46
     11.4 Notices                                                         46
     11.5 Expenses                                                        47
     11.6 Severability                                                    48
     11.7 Counterparts                                                    48
     11.8 Law                                                             48
     11.9 Successors                                                      48
     11.10 Amendments                                                     49
     11.11 Entire Agreement                                               49
     11.12 Conflicts                                                      49

              SEVENTH AMENDED AND RESTATED REVOLVING

                         CREDIT AGREEMENT



     THIS  SEVENTH  AMENDED  AND  RESTATED  REVOLVING CREDIT AGREEMENT (the

"Agreement"), dated effective as of the 21st  day  of  August, 1998, by and among  GULF ISLAND FABRICATION, INC., a Louisiana corporation  ("Borrower")

(formerly  known  as  GIFI,  Inc.,  successor  by  merger  to  Gulf  Island

Fabrication,  Inc.,  a  Louisiana  corporation),  DOLPHIN SERVICES, INC., a

Louisiana corporation ("Dolphin"), SOUTHPORT, INC., a Louisiana corporation

("Southport,"  and, together with Dolphin, each, an  "Existing  Subsidiary"

and, collectively,  the  "Existing Subsidiaries"), WHITNEY NATIONAL BANK, a

national banking association  ("Whitney"), FIRST NATIONAL BANK OF COMMERCE,

a national banking association,  in  its  individual capacity ("First NBC")

(each of Whitney and First NBC being sometimes  referred to individually as a  "Bank"  and  collectively as the "Banks"), and FIRST  NATIONAL  BANK  OF

COMMERCE, a national  banking  association,  in  its  capacity as agent for

Banks as set forth hereinafter (the "Agent").

                       W I T N E S S E T H:

     WHEREAS,  Borrower,  Banks and Agent entered into that  certain  Sixth

Amended  and Restated Revolving  Credit  and  Term  Loan  Agreement,  dated effective  as  of  May  1,  1997 (the "Credit Agreement") which amended and restated the then existing credit  arrangements  among  Borrower, Banks and

Agent;

     WHEREAS, Borrower, Banks and Agent desire to amend and  restate  their existing  credit  arrangements in order, among other reasons, to extend the

maturity  date  thereof,   to  facilitate  administration  of  such  credit

arrangements and to add the  Existing Subsidiaries as parties to the Credit

Agreement.

     NOW, THEREFORE, for and in  consideration  of  the  mutual  covenants,

agreements  and  undertakings  herein  contained,  Borrower,  the  Existing

Subsidiaries, Banks and Agent hereby agree as follows:

     Section  1.  RELATION  TO  PRIOR  CREDIT ARRANGEMENTS.  Subject to the

terms  and conditions hereof, each Bank severally  agrees  that  Borrower's obligations  as  evidenced  by  the  Credit  Agreement and the notes issued thereunder (together with all other notes previously issued to evidence the

Revolving  Credit  Facility,  the "Prior Notes")   shall  be  modified  and

restated in their entirety on the  terms  and  conditions set forth herein.

To the extent there is any conflict between the  Credit  Agreement and this

Agreement  or  the  Prior  Notes  and  the  Notes, the provisions  of  this

Agreement and the Notes shall govern.  To the  extent this Agreement or the

Notes is or are silent on any matter or provision  contained  in the Credit

Agreement  or  the  Prior  Notes,  such  matter  or provision of the Credit

Agreement or the Prior Notes shall be deemed to be  revoked.  Borrower, the

Existing  Subsidiaries  and  Banks  acknowledge  and  agree  that  (i)  the modification  and  restatement  of  the  Obligations  under the  terms  and conditions  set  forth  herein do not constitute a payment,  prepayment  or novation of the Obligations evidenced by the Credit Agreement and the Prior

Notes and (ii) the Obligations  continue  to  be  secured  by  the Existing

Security with the original rank and priority thereof.

     1.1  REVOLVING  CREDIT  FACILITY.   Banks  shall  make  available   to

Borrower  and  its  Subsidiaries,  other  than the Excluded Subsidiaries, a revolving line of credit (the "Revolving Credit  Facility")  in the maximum principal amount of TWENTY MILLION AND NO/100 DOLLARS ($20,000,000.00)  (as

modified  pursuant to Section 4.4 below, the "Revolving Commitment"), which

Revolving Credit Facility may be drawn upon by Borrower on any Business Day of Banks during  the  period  from  the  date  hereof  until  and including

December 31, 2000, or such earlier date as may be fixed by Borrower  on  at least one (1) Business Day's telephonic notice to Agent, to be confirmed in writing  by Borrower, in the form of the issuance by Banks on behalf of and for the account  of  Borrower  or  one  of its Subsidiaries, other than the

Excluded Subsidiaries, of irrevocable stand-by  letters  of  credit  in the form  provided  for  by,  and  containing  such terms and conditions as are acceptable to Banks and in such amounts as Borrower  may  from time to time request  (each  such  letter  of credit, as well as any letters  of  credit issued pursuant to and in accordance  with  the  Credit  Agreement  or  any

predecessor   agreement   which  remain  outstanding  on  the  date  hereof

(including, without limitation,  that  certain  $60,000  stand-by letter of credit  in favor of Gray & Company, Inc., number SB-802569-001,  issued  at

Borrower's  request  on  behalf  of  Southport  on  May  22,  1998),  being

hereinafter   referred   to  individually  as  a  "Letter  of  Credit"  and

collectively as the "Letters  of Credit") or in the form of actual fundings to Borrower by Banks in such amounts  as  Borrower  may  from  time to time request  (each  such funding, as well as the aggregate amount of the  Prior

Notes previously  funded by Banks and outstanding on the date hereof, being hereinafter referred  to  individually  as an "Advance" and collectively as the  "Advances"),  so long as (a) the aggregate  principal  amount  of  all

Letters of Credit outstanding  at  any  one  time  does  not  exceed the LC

Commitment AND (b) the aggregate principal amount of all Letters  of Credit and  of  all  Advances  outstanding  at  any  one  time does not exceed the

Revolving Commitment.  The Revolving Commitment available  to  Borrower and its Subsidiaries, other than the Excluded Subsidiaries, from time  to  time under  the  Revolving  Credit Facility shall be reduced by the aggregate of the face amount of any outstanding  Letters  of  Credit  and  of all unpaid

Advances  made  by  Banks  to  Borrower pursuant to this Agreement and  the remaining amount of the Revolving  Commitment  shall constitute the "Unused

Commitment".   Any  draws  made  under  the  Letters  of   Credit   by  the

beneficiaries   thereof  shall  constitute  Advances  as  defined  in  this

Agreement.  If a  draw  is  made  under  a  Letter of Credit issued for the account of a Subsidiary, Borrower shall immediately reimburse Banks for the full  amount  of  such  draw.  The Unused Commitment  available  under  the

Revolving Credit Facility  shall  be restored but simultaneously reduced by the amount of any Advances which are  made  to  Borrower to reimburse Banks

for draws under the Letters of Credit.   No Subsidiary shall be entitled to

actual fundings by Banks under the Revolving Commitment, and all Letters of

Credit issued on behalf of Subsidiaries shall only  be issued at Borrower's request.

     1.2  BORROWING PROCEDURE UNDER THE REVOLVING CREDIT  FACILITY.   Agent

shall  receive at least one (1) Business Day's prior telephonic notice from

Borrower  (to  be confirmed in writing by Borrower) of each proposed Letter of Credit and of  each  LIBO  Rate Advance to be issued under the Revolving

Credit Facility.  If notice is  received by Agent by 1:00 p.m., New Orleans time, Borrower may obtain a Prime  Rate  Advance under the Revolving Credit

Facility on the same Business Day Borrower requests such Prime Rate Advance by telephonic notice (to be subsequently confirmed in writing by Borrower).

If all conditions precedent to the issuance of any such Letter of Credit or any such Advance have been met, Agent will,  without any further consent or approval from Banks, or either one of them, on the date requested make each

Letter of Credit or Advance available to Borrower  at Agent's office at 201

St. Charles Avenue, New Orleans, Louisiana 70170, and each Letter of Credit or Advance shall be shared equally by Banks.

     1.3  TERMS AND CONDITIONS GOVERNING LETTERS OF  CREDIT.  The terms and conditions governing the issuance of Letters of Credit  by  Banks on behalf of  and  for the account of Borrower and its Subsidiaries, other  than  the

Excluded Subsidiaries  (which  shall  not  be  entitled  to have Letters of

Credit  issued  in  their  names),  shall be provided for by Agent  in  its standard form of Application for Stand-By Letter of Credit, a copy of which is attached hereto as Exhibit "A", with  appropriate  insertions  and  such additional  terms and conditions governing the issuance of specific Letters of Credit as  may  be  agreed  upon  by  Borrower  and Agent at the time of

Borrower's   request  to  Agent  for  the  issuance  thereof.    All   such

Applications for  Letters  of Credit to be issued on behalf of a Subsidiary shall  be  executed  by  an  authorized  officer  of  such  Subsidiary,  as applicant, and shall also be executed by an authorized officer of Borrower,

as  guarantor.  Upon Agent's issuance  of  a  Letter  of  Credit,  one-half

( 1/2  )  of  the  amount  of  such Letter of Credit shall automatically be deemed to have been provided by  Whitney,  and,  without  the  necessity of further documentation transferring an interest in the Letter of  Credit  to

Whitney,  Whitney  shall  possess a one-half ( 1/2 ) interest in all rights and obligations accruing to  and  incurred  by  Agent  with respect to such

Letter of Credit.  Whitney shall record its one-half ( 1/2  )  share of any draws  on  the  Letter  of Credit on the schedule attached to its Revolving

Note as provided in Section 2.1 below.

     1.4  LIABILITY OF SUBSIDIARIES.   Although  Borrower shall be the sole

entity  to receive actual fundings under the Revolving  Credit  Commitment,

Borrower   and   each   of   its  Subsidiaries,  other  than  the  Excluded

Subsidiaries, shall be  liable IN SOLIDO to the Banks for all Advances made by Banks to Borrower under this  Agreement  and  for  all  obligations with respect to Letters of Credit issued under the Revolving Credit  Commitment.

Borrower  shall promptly notify Agent of Borrower's creation or acquisition of any new  Subsidiary after the effective date of this Agreement and shall cause such new  Subsidiary  to sign such documentation as Agent requests to

make  such  new Subsidiary a party  to  this  Agreement.   Until  such  new

Subsidiary signs  the  requested  documentation,  Banks shall not issue any

Letters of Credit on behalf of such new Subsidiary.

     1.5  OBLIGATIONS ABSOLUTE.  Although Borrower  and  its  Subsidiaries,

other than the Excluded Subsidiaries, are liable IN SOLIDO for  the payment and performance of all Obligations pursuant to Section 1.4, the obligations of  each  Subsidiary,  other  than  the Excluded Subsidiaries, shall,  with respect to all Obligations under this Agreement other than the repayment of any draws under Letters of Credit issued  in  such  Subsidiary's  name,  be deemed  those  of a guarantor, and the Obligations of Borrower shall,  with respect to the repayment  of  draws  on  Letters  of  Credit  issued  in  a

Subsidiary's  name,  likewise be deemed those of a guarantor.  Each party's liability for the Obligations,  whether  as  a  primary  obligor  or  as  a guarantor,  is, however, absolute and shall not be affected by, modified or impaired upon  the  happening  from  time  to time of any event, including,

without limitation, any of the following, whether  or  not such event shall

occur  with  notice  to,  or the consent of, the party affected:  (i)   the

waiver,   surrender,  compromise,   settlement,   discharge,   release   or

termination  of  any portion of the Obligations, (ii) the bankruptcy, other insolvency, dissolution  or  liquidation  of  any other party liable on the

Obligations, (iii) the discharge or release of  any  other  party liable on the  Obligations  from  its  liability  to  pay or perform such Obligations

(whether  with  Banks'  consent  or otherwise), (iv)  the  release  of  any

Collateral securing the Obligations,  (v)  Banks' taking or failing to take any  action  referred  to  in any Loan Document,  or  any  other  documents executed in connection therewith  or  evidencing  any  other portion of the

Obligations or (vi) any failure, omission, delay or lack  of  diligence  on the  part  of Banks in the enforcement, assertion or exercise of any right,

power or remedy  conferred  on  Banks  in  any  Loan Document, or any other documents executed in connection therewith or evidencing any portion of the

Obligations, or the inability of Banks to enforce any provision of any such documents or Obligations for any other reason, or any other act or omission on the part of Banks.

     Section 2. NOTES EVIDENCING BORROWINGS.

     2.1  NOTES.    The  Advances  (including,  without   limitation,   the

outstanding indebtedness  of Borrower to Banks under the Prior Notes which,

as provided in Section 1.1,  shall  be deemed an "Advance" hereunder) shall be evidenced by two (2) promissory notes  of  Borrower payable to the order of  First  NBC and Whitney, respectively, each in  the  original  principal amount of TEN  MILLION AND NO/100 DOLLARS ($10,000,000.00) and in the forms set forth as Exhibits  "B"  and  "C"  to  this  Agreement  (each such note,

together with any and all renewals, modifications, extensions,  amendments,

supplements  and/or  substitutions  therefor,  being sometimes referred  to herein  individually as a "Note" and collectively  as  the  "Notes"),  with appropriate  insertions,  each  of which shall be dated the date hereof and shall be payable in full on December  31, 2000.  All Advances made by Banks to Borrower pursuant to this Agreement  and all payments of principal shall be recorded by Banks on the schedule attached  to  each  Note,  but  Banks'

failure  to  record  or  to  record correctly such Advances shall in no way affect Borrower's obligation to repay same.

     2.2  NO NOVATION.  The execution  and  delivery of the Notes shall not constitute a payment, prepayment or novation of the obligations of Borrower heretofore evidenced by the Prior Notes, but  does constitute a renewal and restatement of the Prior Notes in their entirety.

     Section 3. INTEREST AND FEES.

     3.1  INTEREST -- REVOLVING CREDIT FACILITY.   In  the  absence  of  an

Event  of  Default,  the  unpaid principal of the Notes shall bear interest until paid at the Prime Rate,  adjusted  daily,  or  the LIBO Rate, or some

combination thereof, as specified in Section 3.6 below.   Interest prior to

maturity  shall  be payable quarterly in arrears on the last  day  of  each

March, June, September  and  December  commencing  September  30, 1998, and continuing  until maturity.  Interest after maturity of the Notes  for  any reason whatsoever  shall  be increased to the Prime Rate plus three percent

(3%) and shall be payable on  demand.   Upon  the  issuance  of a Letter of

Credit by Agent on behalf of and for the account of Borrower or  one of its

Subsidiaries,  a fee of one percent (1%) per annum on the principal  amount of such Letter of  Credit  shall  be  payable by Borrower for the number of

days such Letter of Credit is to remain  outstanding.   A fee on the Unused

Commitment of three-eighths (3/8) of one percent (1%) per  annum  shall  be payable  by  Borrower  quarterly  in arrears on the last day of each March,

June, September and December commencing  September 30, 1998, and continuing until maturity.

     3.2  DEFAULT RATE.  If an Event of Default  shall occur in the payment on  or before the due date of any principal or interest  due  hereunder  or under  any  of the other Loan Documents, including, without limitation, the

Notes, Borrower  will pay interest thereon (retroactively) from the date of the Event of Default  on  such payment up to the date of the actual payment

(as well after as before judgment)  at  the  Prime  Rate plus three percent

(3%)  (the "Default Rate"), without regard to whether  there  has  been  an acceleration  of  the  payment  of principal.  Such interest at the Default

Rate shall be payable on demand.

     3.3  PRIME RATE.  "Prime Rate"  shall  mean  that index which shall be established by Citibank, N.A. at New York, New York  as  its  "prime rate".

Each  change  in  the interest rate on each Note shall take effect  on  the effective date of the change in the Prime Rate.

     3.4  ORIGINATION   FEE.   No  origination  fee  shall  be  payable  by

Borrower.

     3.5  METHOD OF CALCULATING  INTEREST  AND FEES.  Interest at the Prime

Rate and any fee shall be computed on the basis of a year consisting of 365 days and paid for actual days elapsed, and interest  at the LIBO Rate shall be computed on the basis of a year consisting of 360 days.

     3.6  INTEREST  RATE  OPTIONS.   Until  an  Event  of  Default  occurs,

Borrower shall have the following interest rate options:

          (a) Advances to Borrower under the Revolving Credit  Facility may from time to time be (i) LIBO Rate Advances, (ii) Prime Rate Advances,

     or  (iii)  any  combination  thereof,  as determined by Borrower  with respect  to  its  Advances  and noticed to Agent  in  accordance  with paragraphs (b), (c), and (d)  below; PROVIDED that no Advance shall be made to Borrower as a LIBO Rate  Advance  under  the  Revolving Credit

     Facility  after  the  day  that  is one month prior to the Termination

     Date.  For purposes of this paragraph  (a), an Advance shall be deemed

     "made"  upon  an  initial borrowing by Borrower  under  paragraph  (b)

     below, any conversion  of  such Advance under paragraph (c) below, and upon any continuation of such Advance under paragraph (d) below.

          (b) With respect to any new Advance, Borrower shall provide Agent with telephonic notice of its  intended  borrowing,  which  notice for

     LIBO Rate Advances must be received by Agent prior to 10:00 A.M.,  New

     Orleans  time,  at  least  one (1) Business Day prior to the requested

     Borrowing Date and for Prime  Rate  Advances must be received by Agent prior to 1:00 p.m., New Orleans time,  on  the  Business Day for which the  Prime Rate Advance is requested, and which notice  shall  specify

     (i) the  amount  to  be  borrowed,  (ii) the requested Borrowing Date,

     (iii) whether the borrowing is to be  of  LIBO  Rate Advances or Prime

     Rate Advances or a combination thereof, (iv) the respective amounts of each such type of Advance, and (v) if the borrowing  is to be entirely or  partly  of  LIBO  Rate  Advances,  the respective lengths  of  the

     Interest Periods therefor.

          (c) Borrower may elect from time to  time  to  convert any of its

     LIBO  Rate Advances to Prime Rate Advances by giving Agent  telephonic notice  of such election, which notice must be received by Agent prior to 10:00  A.M.,  New Orleans time, at least one (1) Business Day prior to the requested conversion;  PROVIDED  that  any  such conversion, of

     LIBO Rate Advances shall only be made on the last day  of  an Interest

     Period with respect thereto.  Borrower may elect from time to  time to convert any of its Prime Rate Advances to LIBO Rate Advances by giving

     Agent  telephonic  notice  of  such  election,  which  notice  must be received by Agent prior to 10:00 A.M., New Orleans time, at least  one

     (1)  Business  Day prior to the requested conversion.  Any such notice of conversion to  LIBO  Rate  Advances shall specify the length of the initial Interest Period thereof  and  the  amount  of  the  Prime Rate

     Advance  to  be  converted.  All or any part of Borrower's outstanding

     LIBO Rate Advances  and  Prime  Rate  Advances  may  be  converted  as provided  herein;  PROVIDED  that  (i)  no  Prime  Rate Advance may be converted  into  a  LIBO  Rate Advance when any Event of  Default  has occurred and is continuing,  (ii)  partial  conversions  of Prime Rate

     Advances  to  LIBO  Rate  Advances  shall be in an aggregate principal amount of $500,000 or a whole multiple  of $100,000 in excess thereof,

     (iii) partial conversions of LIBO Rate Advances to Prime Rate Advances shall  be in an aggregate principal amount  of  $500,000  or  a  whole multiple  of  $100,000  in  excess thereof, (iv) no Prime Rate Advance under the Revolving Credit Facility  may be converted into a LIBO Rate

     Advance  after the date that is one month  prior  to  the  Termination

     Date, and  (v)  any  such conversion may only be made if, after giving effect thereto, paragraph (e) shall not have been contravened.

          (d) Any LIBO Rate  Advances  may  be  continued  as such upon the expiration  of  an  Interest  Period with respect thereto by  Borrower giving Agent telephonic notice, which notice must be received by Agent prior to 10:00 A.M., New Orleans  time,  at least one (1) Business Day prior to the requested continuation; PROVIDED,  that  (i) no LIBO Rate

     Advance  may  be  continued  as  such  when  any Event of Default  has occurred  and  is  continuing, (ii) no LIBO Rate  Advances  under  the

     Revolving Credit Facility  may  be  continued  as  such after the date which is one month prior to the Termination Date, and  (iii)  any such continuation  shall  be  made  only  if,  after giving effect thereto,

     paragraph (e) shall not be contravened.  If  Borrower  shall  fail  to give  such  notice  or  if  such  continuation  is not permitted, then

     Borrower shall be deemed to have requested that the  LIBO Rate Advance be converted automatically to a Prime Rate Advance on  the last day of the then current Interest Period with respect thereto.

          (e)  All  borrowings,  conversions and continuations of  Advances hereunder by Borrower and all selections of Interest Periods hereunder by Borrower shall be in such  amounts  and  be  made  pursuant to such

     elections   so  that,  after  giving  effect  thereto,  the  aggregate principal amount  of  the  Advances to Borrower constituting each LIBO

     Rate tranche (i.e., LIBO Rate Advances made on the same day and having the same Interest Period) shall  be  equal  to  $500,000  or  a  whole multiple of $100,000 in excess thereof.  If Borrower has no Prime Rate

     Advances  outstanding,  Borrower  may  have a maximum of five (5) LIBO

     Rate tranches in aggregate in effect at any one time, and, if Borrower has Prime Rate Advances outstanding, Borrower  may  have  a maximum of four (4) LIBO Rate tranches in aggregate in effect at any one time.

          (f)  Each determination of an interest rate by Agent pursuant  to any provision  of  this  Agreement  shall be conclusive and binding on

     Borrower  in  the  absence of manifest error.   Agent  shall,  at  the

     request of Borrower,  deliver  to  Borrower  a  statement  showing the quotations used by Agent in determining the LIBO Rate.

          (g) If prior to the first day of any Interest Period, Agent shall have  determined (which determination shall be conclusive and  binding upon Borrower) that either:

          (i) adequate and reasonable means do not exist for ascertaining the LIBO Rate for such Interest Period; or

          (ii) the interest rate determined for such Interest Period does not adequately and fairly reflect the cost to Banks (as conclusively certified by Agent) of making, maintaining or funding their LIBO Rate Advances during such Interest Period, in either case with respect to (i) proposed Advances that Borrower has requested be made as LIBO Rate Advances,
               (ii) LIBO Rate Advances that will result from the requested conversion of Prime Rate Advances into LIBO Rate Advances, or (iii) the continuation of LIBO Rate Advances beyond the expiration of the then current Interest Period with respect thereto;

     Agent shall give telephonic  notice  thereof  to  Borrower  as soon as practicable  thereafter.  Unless Borrower notifies Agent upon  receipt of such notice  that it wishes to rescind or modify its request, Agent shall arrange that  (x)  any  affected LIBO Rate Advances requested by

     Borrower shall be made as Prime  Rate  Advances,  (y)  any  Prime Rate

     Advances  to  Borrower  that were to have been converted to LIBO  Rate

     Advances shall be continued  as, or converted to, Prime Rate Advances,

     and  (z)  all outstanding LIBO Rate  Advances  to  Borrower  shall  be converted,  on  the  last day of the then current Interest Period with respect thereto, to Prime  Rate  Advances.  Until such notice has been withdrawn by Agent, no further LIBO  Rate  Advances  shall  be made to

     Borrower,  nor  shall  Borrower  have the right to convert Prime  Rate

     Advances to LIBO Rate Advances.

          (h) Notwithstanding any other provision in this Agreement, if the adoption  of  or  any  change  in any law  or  regulation  or  in  the interpretation or application thereof (whether or not having the force of  law)  shall  make it unlawful or  impossible  for  Bank  to  make,

     maintain or fund LIBO Rate Advances as contemplated by this Agreement:

     (a) the commitment  of  Banks  hereunder  to  make LIBO Rate Advances,

     continue LIBO Rate Advances as such and convert Prime Rate Advances to

     LIBO Rate Advances shall forthwith be cancelled; (b) the Advances then outstanding  as  LIBO  Rate  Advances,  if  any,  shall  be  converted automatically to Prime Rate Advances on the respective  last  days  of the  then  current  Interest  Periods with respect to such Advances or within such earlier period as required  by law; and (c) Borrower shall pay  Banks  such  amounts,  if  any, as may be  required  pursuant  to paragraph (i) below.

          (i)   Borrower  agrees  to indemnify  Banks  and  to  hold  Banks harmless from any loss or expense  which Banks may sustain or incur as a consequence of (a) the making by Borrower  of  a prepayment (whether mandatory or optional) or any other payment of a LIBO  Rate Advance on a  day  which is not the last day of the Interest Period with  respect thereto,  and/or (b) the conversion, whether voluntary or involuntary,

     of a LIBO Rate  Advance  into  a  Prime  Rate Advance pursuant to this

     Section 3.6 or otherwise on a day which is  not  the  last  day  of an

     Interest  Period  with respect thereto, including, without limitation,

     in each case any such loss or expense arising from the reemployment of funds obtained by it  to  maintain its LIBO Rate Advances hereunder or from fees payable to terminate the deposits from which such funds were

     obtained.   This  covenant  shall  survive  the  termination  of  this

     Agreement and the payment of  the  Advances  and all other obligations hereunder.

     Section 4. PAYMENTS, PREPAYMENTS, AND REDUCTION  OR TERMINATION OF THE

REVOLVING CREDIT FACILITY.

     4.1  METHOD OF PAYMENT.  All payments of principal, interest and other amounts to be made by Borrower under this Agreement or  any of the Notes or other  Loan Documents shall be made to Agent for the account  of  Banks  at

Agent's  office at 201 St. Charles Avenue, New Orleans, Louisiana 70170 (or

at such other  address  as  Agent or either of Banks may notify Borrower in writing), in immediately available  funds,  without  setoff,  deduction  or counterclaim, not later than 2:00 p.m. (New Orleans, Louisiana time) on the date  on  which such payment shall become due (each such payment made after such time on  such  due  date  to  be  deemed to have been made on the next succeeding Business Day) and, in the case  of  payments  of principal under the Revolving Credit Facility, in an amount of at least $100,000.00,  or an integral multiple thereof.  Borrower shall, at the time of making each such payment,  specify  to  Agent  the  sums  payable  by  Borrower  under  this

Agreement, the Notes or other Loan Documents to which such payment is to be applied.  Notwithstanding the foregoing sentence, unless and until an Event of  Default  shall  have  occurred  and  be continuing (in which event such payments shall be applied by Agent as Banks  in their sole discretion shall determine), all payments received by Agent shall  be  applied  first to the payment of all amounts (except principal and interest) at the time  due and unpaid hereunder or under any of the other Loan Documents, then to interest hereon  or thereon accrued to the date of payment and finally to the unpaid

principal  hereunder  or  thereunder.   Whenever  any  payment  under  this

Agreement,  the  Notes or any other Loan Document shall be stated to be due on a day that is not  a  Business Day, such payment may be made on the next succeeding Business Day, and  such  extension of time shall in such case be

included in the computation of the payment  of  interest.   Upon receipt of

each  such  payment,  Agent  shall  make  prompt  payment within three  (3)

Business Days to each Bank in like funds of all amounts  received  by Agent for the account of such Bank.

     4.2  SHARING OF PAYMENTS.  Banks shall share equally all payments made pursuant to this Agreement and the benefits of and from the Collateral  and all  proceeds  from  the sale thereof.  If either Bank shall receive at any time any payment hereunder,  or interest thereon, or receive any Collateral

(or  proceeds  thereof)  in  respect   thereof   (whether   voluntarily  or

involuntarily,  by  setoff  or  otherwise),  or  interest  in  any  of  the foregoing, in a greater proportion than the other Bank (such Bank receiving the  greater proportion being referred to herein as the "Benefitted Bank"),

such Benefitted  Bank  shall  purchase  for  cash  from the other Bank such portion of such other Bank's Notes or Letters of Credit,  or  shall provide such  other  Bank  with the benefit of any such Collateral or the  proceeds thereof, as the case may be, as shall be necessary to cause such Benefitted

Bank to share the excess payment or benefits of such Collateral or proceeds equally with the other  Bank; PROVIDED, HOWEVER, that if all or any portion of  such excess payment or  benefits  is  thereafter  recovered  from  such

Benefitted  Bank, such purchases shall be rescinded, and the purchase price and benefits  returned,  to  the  extent of such recovery.  Borrower agrees that each Bank so purchasing a portion  of  another Bank's Notes or Letters of  Credit,  as  the  case  may  be,  may exercise all  rights  of  payment

(including, without limitation, rights  of  setoff)  with  respect  to such portion as fully as if such Bank were the direct holder of such portion.

     4.3  PAYMENTS   WITHOUT  DEDUCTION.   Borrower  shall  pay  principal,

interest and other amounts under, and in accordance with the terms of, this

Agreement, the Notes and  the  other  Loan  Documents free and clear of and without  deduction  for  any  and  all present and  future  taxes,  levies,

imposts,  deductions,  charges,  withholdings  and  all  other  liabilities whatsoever.

     4.4  REDUCTION OF CREDIT.  Subject  to  Section 3.6(i) above, Borrower may  from  time  to  time,  upon at least three (3)  Business  Day's  prior telephonic notice (confirmed  in  writing) to Agent, permanently reduce the amount of the maximum  Revolving Commitment  available  under the Revolving

Credit Facility, but only upon payment of the outstanding  principal amount of  each Note in excess of one-half ( 1/2 ) of the then reduced  amount  of the maximum  Revolving  Commitment  available  under  the  Revolving Credit

Facility.  Any such reduction of the Revolving Commitment shall  be  in  an amount  of $100,000.00 or an integral multiple thereof.  Subject to Section

3.6(i) above,  Borrower may at any time on like notice terminate the entire

Revolving Commitment  available  under  the  Revolving Credit Facility upon payment in full of the Notes and other liabilities  of Borrower relating to the Revolving Credit Facility.

     Section 5. REPRESENTATIONS AND WARRANTIES OF BORROWER.

     Borrower represents and warrants to Banks and Agent that:

     5.1  CORPORATE EXISTENCE.  Each of Borrower and  its Subsidiaries is a

corporation duly organized, validly existing and in good standing under the laws  of  the  state  of  its incorporation; and each of Borrower  and  its

Subsidiaries has all necessary  corporate  power  and authority to acquire,

own and hold the property and all other properties  it  purports to own and hold and to carry on its business as now conducted.

     5.2  AUTHORIZATION; VALIDITY.  Each of Borrower and  its  Subsidiaries

is  and/or  has  been duly authorized to execute and deliver this Agreement and all other Loan  Documents  to  which  such  Borrower or Subsidiary is a party  and to perform its obligations under this Agreement  and  all  other

Loan Documents  to  which such Borrower or Subsidiary is a party.  Borrower is duly authorized and  will continue to be duly authorized to borrow money hereunder.  Upon receipt  of  Borrower's  approval,  each Subsidiary, other than the Excluded Subsidiaries, is duly authorized and  will continue to be duly authorized to request the issuance of Letters of Credit.  Each of this

Agreement  and the other Loan Documents to which Borrower  or  one  of  its

Subsidiaries  is a party, as executed and delivered, constitutes the legal,

valid  and  binding   obligation   of   Borrower  and/or  such  Subsidiary,

enforceable in accordance with the respective terms thereof.

     5.3  NO CONFLICTS.  The execution and  delivery  of the Loan Documents and  the  performance  by  each  of  Borrower and its Subsidiaries  of  its obligations thereunder do not and will  not  conflict with any provision of law or of the charter or by-laws of Borrower or  such  Subsidiary or of any agreement binding upon Borrower or such Subsidiary, as the case may be.

     5.4  FINANCIAL STATEMENTS.  Borrower's audited financial  statement as of December 31, 1997, a copy of which has been furnished to Banks, has been prepared in conformity with GAAP applied on a basis consistent with that of the  preceding  fiscal  year  and  period,  presents  fairly  the financial condition of Borrower as of such date and the results of its operations for the  periods  then ended.  Borrower's unaudited financial statement  as  of

March 31, 1998,  a  copy  of  which has been previously furnished to Banks,

except  for the absence of footnotes  normally  associated  with  financial

statements   prepared  in  accordance  with  GAAP,  has  been  prepared  in conformity with  GAAP  and  presents  fairly  the  financial  condition  of

Borrower  as of such date and the results of its operations for the periods

then ended.   Since  December  31, 1997, there has been no material adverse

change in Borrower's financial condition.   Since  December 31, 1997, there

has been no material adverse change in the financial  condition  of  any of

Borrower's Subsidiaries.

     5.5  LITIGATION.   To  the  best  of  Borrower's  knowledge, after due

inquiry,   no  litigation  or  governmental  proceedings  are  pending   or

threatened against  Borrower  or  any  of  its Subsidiaries, the results of

which might materially affect Borrower's or  such  Subsidiary's   financial

condition  or  operations, except those referred to in a schedule furnished contemporaneously  herewith  and attached hereto as Schedule 1.  Other than any liability incident to such litigation or proceedings or provided for or disclosed in the financial statements  referred to in Section 5.4, Borrower

does not have any material contingent liabilities.   No  Subsidiary has any

material  contingent liability other than those imposed by  the  Collateral

Documents.

     5.6  LIENS.  None of the assets of Borrower or any of its Subsidiaries with a net  book  value  of  greater  than $250,000 is subject to any Lien,

except  for  the Liens created pursuant to  the  Collateral  Documents  and

Permitted Liens.

     5.7  SUBSIDIARIES.  Other than the Excluded Subsidiaries, Borrower has no Subsidiaries which are not parties to this Agreement.

     5.8  PURPOSE.   The proceeds of the Revolving Credit Facility shall be

used by Borrower for general corporate purposes.

     5.9  USE OF PROCEEDS;  MARGIN  SECURITIES.  Borrower is not engaged in the  business  of  purchasing  or  selling  margin  stock  (as  defined  in

Regulation U of the Board of Governors  of  the  Federal Reserve System) or

extending credit to others for the purpose of purchasing or carrying margin stock and, notwithstanding Section 5.8 hereof, no  part  of the proceeds of any borrowing hereunder will be used to purchase or carry  any margin stock or for any other purpose which would violate any of the margin  regulations of such Board of Governors.

     5.10  COMPLIANCE WITH ERISA.  Each of Borrower and its Subsidiaries is

in  compliance  with  all  statutes  and governmental rules and regulations applicable to it, including, without limitation,  the  Employee  Retirement

Income Security Act of 1974, as amended ("ERISA").  No condition exists  or event  or  transaction has occurred in connection with any plan, as defined in Sections  3(3)  and 3(37) of ERISA, maintained by Borrower or any of its

Subsidiaries (any such  plan  being  hereinafter  called the "Plan"), which could  result  in  Borrower's or such Subsidiary's incurring  any  material

liability, fine or penalty.   No Reportable Event (as defined in ERISA) has

occurred with respect to any such  Plan.   Neither  Borrower nor any of its

Subsidiaries has withdrawn from any such Plan or initiated  steps  to do so and no steps have been taken to terminate any such Plan.

     5.11 CONSENTS.    No   consent,   approval  or  authorization  of,  or

registration  or  declaration  with,  any  federal  or  state  governmental authority or other regulatory agent for the  validity  of the execution and delivery or for the performance by Borrower or any of its  Subsidiaries  of the Loan Documents is required.

     5.12 TAX RETURNS.  Each of Borrower and its Subsidiaries has filed all tax  returns  which  are  required to be filed by any jurisdiction, and has paid all taxes which have become  due  pursuant to said returns or pursuant to any assessments.

     5.13 OPERATION OF BUSINESS.  Each of  Borrower  and  its  Subsidiaries

possesses   all   licenses,   permits,   franchises,  patents,  copyrights,

trademarks  and trade names, or rights thereto,  to  conduct  its  business substantially  as  now conducted and as presently proposed to be conducted,

and neither Borrower  nor  any  of its Subsidiaries is  in violation of any valid rights of others with respect to any of the foregoing.

     5.14 RIGHTS  IN  PROPERTIES;  LIENS.    Each   of   Borrower  and  its

Subsidiaries has good and indefeasible title to its properties  and assets,

real  and  personal, including the properties and assets reflected  in  the financial statements  described  in  Section  5.4  hereof,  and none of the properties, assets or leasehold interests of Borrower or any  Subsidiary is subject to any Lien, except as permitted by Section 6.11 hereof.

     5.15 DEBT.  Borrower has no Debt, except as disclosed in the financial statements  described  in Section 5.4 hereof and as otherwise permitted  by this Agreement.  No Subsidiary  of  Borrower has any Debt except as owed to

Borrower or as otherwise permitted by this Agreement.

     5.16 DISCLOSURE.  No statement, information, report, representation or warranty made by Borrower or any of its  Subsidiaries  in this Agreement or in any of the other Loan Documents or furnished by Borrower  or  any of its

Subsidiaries  to  Banks  or  Agent  in  connection with the negotiation  or preparation of this Agreement, or any amendment hereto, contains any untrue statement of a material fact or omits to  state any material fact necessary to make the statements herein or therein not  misleading.  There is no fact known to Borrower or to any of its Subsidiaries that has not been disclosed in writing to Banks which has a material adverse  effect, or which might in the  future  have  a  material  adverse  effect,  on the business,  assets,

financial condition or operations of Borrower, any  of its  Subsidiaries or on the Collateral.

     5.17 REGISTERED  OFFICE;  PRINCIPAL  PLACE  OF BUSINESS;  LOCATION  OF

COLLATERAL.  The principal place of business, chief  executive  office  and registered  office of Borrower and the place where Borrower keeps its books

and records and  all  Collateral  is  located  on  the Real Property.   The

principal place of business, chief executive office  and  registered office of  Dolphin Services and the place where Dolphin Services keeps  its  books and records  and all Collateral owned by Dolphin Services and encumbered by the Collateral  Documents  is located in Terrebonne Parish, Louisiana (with the exception of certain such Collateral which is, from time to time and in the ordinary course of Dolphin  Services'  business, temporarily located at job sites outside of Terrebonne Parish).  Borrower  has  always  maintained its  registered  office  in  either  Terrebonne or East Baton Rouge Parish,

Louisiana, and Dolphin Services has always maintained its registered office in Terrebonne Parish, Louisiana. No Person  other  than  Borrower,  Dolphin

Services, Agent and Banks has possession of any of the Collateral.

     5.18 INVESTMENT   COMPANY  ACT.   Neither  Borrower  nor  any  of  its

Subsidiaries  is   an  "Investment  Company"  within  the  meaning  of  the

Investment Company Act of 1940, as amended.

     5.19 OTHER AGREEMENTS.   With  the exception of construction contracts

entered into by Borrower or one of its  Subsidiaries in the ordinary course of Borrower's or such Subsidiary's business,  neither  Borrower  nor any of its Subsidiaries is a party to any indenture, loan or credit agreement,  or to any lease or other agreement or instrument, or subject to any charter of corporate  restriction  which  could  have a material adverse effect on the business,  properties,  assets,  operations  or  conditions,  financial  or otherwise, of Borrower or such Subsidiary,  or  the  ability of Borrower or such Subsidiary to pay and perform its obligations under the Loan Documents to which it is a party.  Neither Borrower nor any of its Subsidiaries is in default in any respect in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained  in  any agreement or instrument material to its business to which it is a party.

     5.20 COMPLIANCE WITH LAW.  Each of Borrower and its Subsidiaries is in

compliance with all laws, rules, regulations, orders and decrees  which are applicable  to  Borrower,  its  Subsidiaries  or  any  of  their respective properties.  Without limiting the generality of the foregoing:

          (a) EMPLOYMENT MATTERS.  Each of Borrower and its Subsidiaries is

     in  full  compliance with all applicable laws, rules, regulations  and

     governmental   standards   regarding  employment,  including,  without

     limitation, the minimum wage and overtime provisions of the Fair Labor

     Standards Act, as amended (29  U.S.C. <section><section> 201-219), and the regulations promulgated thereunder.

          (b)  ENVIRONMENTAL MATTERS.

          (i) Each of Borrower and its Subsidiaries and all of their respective properties, assets and operations are in full compliance with all Environmental Laws. Neither Borrower nor any of its Subsidiaries is aware of or has received notice of, any past, present or future conditions, events, activities, practices or incidents which may interfere with or prevent the compliance or continued compliance of Borrower or any of its Subsidiaries with all Environmental Laws.

          (ii) Each of Borrower and its Subsidiaries has obtained all permits, licenses and authorizations and has filed all plans which are required under Environmental Laws in order to conduct its business and/or own its properties and assets including without limitation all Louisiana air emission permits required under any Environmental Law in order to conduct Borrower's or such Subsidiary's business and/or own its assets or properties.

          (iii)Each of Borrower and its Subsidiaries has on file an SPCC Plan as required under applicable Environmental Laws in connection with Borrower's or any Subsidiary's storage of petroleum on the Real Property.

          (iv) No Hazardous Substances or Solid Wastes exist on, about or within or have been used, generated, stored, transported, disposed of on, or released from any of the properties or assets of Borrower or any of its Subsidiaries except in compliance with Environmental Laws.

          (v) There is no action, suit, proceeding, investigation or inquiry before any court, administrative agency or other governmental authority pending or, to the knowledge of Borrower or any of its Subsidiaries, threatened against Borrower or any of its Subsidiaries relating in any way to any Environmental Law. Neither Borrower nor any of its Subsidiaries has (A) been notified of any liability for remedial action under any Environmental Law, (B) received any request for information by any governmental authority with respect to the condition, use or operation of any of its properties or assets, or (C) received any notice from any governmental authority or other Person with respect to any violation of or liability under any Environmental Law.

     5.21 CORPORATE NAME.   The  exact  corporate  name  of  Borrower as it

appears   in  its  articles  of  incorporation  is  as  set  forth  in  the introduction  of  this  Agreement and, with the exception of doing business under the name GIFI, Inc.,  Borrower  has  never  done  any business in any

location  under  any  other  name.   The  exact corporate name  of  Dolphin

Services as it appears in its articles of incorporation  is as set forth in the  recitals  of this Agreement, and Dolphin Services has never  done  any business in any location under any other name.

     5.22 COLLATERAL.   The  Collateral Documents create in favor of Banks,

and/or Agent for the benefit of  Banks,  valid,  enforceable  and perfected

Liens  on the properties described therein, which Liens secure the  payment and performance  of  the  obligations  of  Borrower and its Subsidiaries to

Banks described in the Collateral Documents,  and  which Liens are superior to  the  rights  of  all third Persons, whether now existing  or  hereafter arising.

     Section 6. BORROWER'S COVENANTS.

     From the date of this Agreement and thereafter until the expiration or termination of the Revolving  Commitment,  and  until  the  Notes and other

liabilities   of  Borrower  hereunder  are  paid  in  full  and  all  other obligations and liabilities under the Loan Documents are performed and paid in full, Borrower agrees that it will:

     6.1  FINANCIAL STATEMENTS.  Furnish to Agent:

          (a) promptly  after  the sending or filing thereof, copies of all reports which Borrower sends  to  any  of its public security holders,

     and copies of all Forms 10-K, 10-Q and 8-K, Schedules 13E-4 (including all  exhibits filed therewith) and registration  statements,  and  any other  filings  or  statements that Borrower files with the Securities and Exchange Commission or any national securities exchange;

          (b) together with  all Forms 10-K, 10-Q and 8-K, a certificate of the president or chief financial  officer  of Borrower, in the form of

     Exhibit  "K"  hereto,  to  the effect that no Event  of  Default  with respect to Borrower, or event  which  might  mature  into  an Event of

     Default with respect to Borrower, has occurred and is continuing;

          (c)  forthwith  upon  the  occurrence  of an Event of Default,  a certificate of the president or chief financial  officer  of  Borrower specifying  the  nature  and  the period of existence thereof and what action Borrower proposes to take with respect thereto;

          (d) written notice of any  and  all litigation affecting Borrower or any of its Subsidiaries, directly or indirectly; provided, however,

     this requirement shall not apply to litigation  involving  Borrower or one  of  its  Subsidiaries  and  any  other  party  if such litigation involves, in the aggregate, less than $500,000.00; and

          (e)  from  time  to  time,  such other information as  Banks  may reasonably request.

     6.2  ACCESS.   Permit access, and cause  its  Subsidiaries  to  permit

access, by Banks and  Agent  to the books and records and other property of

Borrower  and  its Subsidiaries  during  normal  business  hours  and  upon reasonable notice  and  permit, and cause its Subsidiaries to permit, Banks to make copies of said books and records.

     6.3  INSURANCE.  Maintain,  and  cause  its  Subsidiaries to maintain,

with   financially  sound  and  reputable  insurance  companies   workmen's

compensation insurance, liability insurance and insurance on Borrower's and its Subsidiaries' property, assets and business at least to such extent and against  such  hazards and liabilities as is commonly maintained by similar companies and, in  addition  to  the foregoing insurance, such insurance as

may be required in the Collateral  Documents.   In  the  case  of  property

(whether owned by Borrower or by one of its Subsidiaries) on which Banks or

Agent  has a Lien, Borrower shall provide, and shall cause its Subsidiaries to provide,  Agent  with  duplicate  originals  or certified copies of such policies  of  insurance  naming  Banks as additional  loss  payees  and  as additional insureds as their interests  may  appear and providing that such policies  will  not  be canceled without thirty (30)  days'  prior  written notice to Banks.

     6.4  REPAIR.  Maintain,  preserve and keep, and cause its Subsidiaries

to  maintain,  preserve,  and  keep,   Borrower's  and  such  Subsidiaries'

properties in good repair, working order and condition, and make, and cause its  Subsidiaries  to  make, necessary and  proper  repairs,  renewals  and replacements so that Borrower's  and  its Subsidiaries' business carried on in connection therewith may be properly conducted at all times.

     6.5  TAXES.  Pay or discharge, and  cause  its Subsidiaries to pay and discharge,  at  or before maturity or before becoming  delinquent  (a)  all taxes, levies, assessments  and governmental charges imposed on Borrower or any of its Subsidiaries or its  income  or  profits or any of its property,

and  (b)  all lawful claims for labor, materials  and  supplies  which,  if unpaid, might become a Lien upon any of Borrower's property or the property of any of its  Subsidiaries;  provided,  however, that neither Borrower nor any  Subsidiary  shall  be  required to pay or  discharge  any  tax,  levy,

assessment or governmental charge which is being contested in good faith by appropriate proceedings diligently pursued.

     6.6  CORPORATE EXISTENCE.   Maintain  its  corporate existence in good

standing and cause its Subsidiaries to maintain their  respective corporate existences in good standing.

     6.7  MERGER.   Without the prior written consent of  Banks,  not,  and

cause each of its Subsidiaries not to:

          (a) be a party  to  any  merger  or  consolidation  (other than a merger of one or more of the Subsidiaries into another Subsidiary or a merger  of  one  or more of the Subsidiaries into Borrower, in  either event followed by  notice  to Banks of the merger delivered within ten

     (10) days after the merger becomes effective);

          (b) except in the normal  course of its business, sell, transfer,

     convey,  or  lease all or any substantial  part  of  Borrower's  or  a

     Subsidiary's assets;

          (c) sell  or  assign,  except  in the normal course of Borrower's business or the business of one of its  Subsidiaries,  with or without recourse, any accounts receivable or chattel paper.

     6.8  COMPLIANCE.  Comply, and cause its Subsidiaries to  comply,  with all statutes, laws, ordinances, orders, rules and regulations applicable to

Borrower   or   such   Subsidiary,   including,   without  limitation,  all

Environmental  Laws  and  ERISA;  provided,  however,  Borrower   and   its

Subsidiaries  shall be deemed to be in compliance with this requirement for such time as Borrower or one of its Subsidiaries may be contesting, in good faith and with  diligence by appropriate proceedings, any alleged violation of any statute, rule  or  regulation.  Borrower shall not permit, and shall cause each of its Subsidiaries  not  to  permit,  any condition to exist in connection with any Plan which might constitute grounds  for  the  PBGC  to institute  proceedings  to have such Plan terminated or a trustee appointed to administer such Plan,  and  Borrower  shall  not engage in, or permit to exist or occur, and shall cause its Subsidiaries not to engage in or permit to occur or exist, any other condition, event or  transaction  with respect to, any such Plan which could result in Borrower or one of its Subsidiaries incurring any material liability, fine or penalty.

     Without  limiting  the  generality  of  the foregoing, Borrower  shall comply, and shall cause each of its Subsidiaries  to comply, fully with and maintain in effect any and all environmental permits  and licenses required under  any  Environmental  Law  in  order  to  conduct Borrower's  or  such

Subsidiary's business.  To the extent such permits  are  required  but have not  been obtained, or to the extent such existing permits must be modified or renewed,  Borrower shall make, and shall cause its Subsidiaries to make,

timely application  for  and  obtain  all  such  permits,  modifications or renewals  thereof,  as  the  case  may  be, including, but not limited  to,

necessary  federal and/or state water discharge,  air  emission  and  waste management permits.

     As often as Banks or Agent may require, Borrower shall submit to Agent written progress reports addressing the status of environmental permits and plans required  of  Borrower  or any of its Subsidiaries, including pending permit applications.

     Anything contained herein  to  the  contrary notwithstanding, Borrower shall  not  use,  or permit any of its Subsidiaries  to  use,  any  of  the properties of Borrower  or  of one of Borrower's Subsidiaries or allow such properties to be used for the storage, treatment or disposal of Solid Waste or Hazardous Substances except in the ordinary course of Borrower's or such

Subsidiary's business and in  compliance  with  the terms of any applicable

Environmental Law or permit.

     6.9  USE OF PROCEEDS.  Not use or permit any  proceeds of the Advances to  be  used,  either  directly  or  indirectly,  for the purpose,  whether immediate, incidental or ultimate, of "purchasing or  carrying  any  margin stock" within the meaning of Regulation U of the Board of Governors of  the

Federal Reserve System, as amended from time to time, and furnish to Banks,

upon  either  of  their  requests,  a  statement  in  conformity  with  the requirements of Federal Reserve Form U-1 referred to in Regulation U of the

Board of Governors of the Federal Reserve System.

     6.10 FINANCIAL  COVENANTS.  Maintain, on a consolidated basis with all of its Subsidiaries,

          (a)  a  ratio  of  current  assets  to  current  liabilities,  as determined in accordance with GAAP, in excess of 1.10 to 1.00;

          (b) a minimum  Net  Worth  of  THIRTY-EIGHT  MILLION  AND  NO/100

     DOLLARS  ($38,000,000.00) plus (1) fifty percent (50%) of the earnings

     of  Borrower   and  its  Subsidiaries  on  a  consolidated  basis,  as

     determined in accordance  with  GAAP, accruing after June 30, 1997 and

     (2) one hundred percent (100%) of  the  proceeds  of any future public equity  offering  by Borrower, net of any fees, commissions,  expenses and other costs incurred  by  Borrower  in connection with such public equity offering;

          (c) a ratio of Debt to Net Worth no greater than .50 to 1.00; and

          (d) a ratio of EBIT to Interest Expense of at least 4.00 to 1.00,

     such ratio to be determined as of the end  of  each  fiscal quarter by giving  effect  to  such fiscal quarter and the three (3)  immediately preceding fiscal quarters;  provided  that  there shall be no Event of

     Default under this Section 6.10(d) unless Borrower  fails  to meet the ratio  described  in  this  Section  6.10(d)  for three (3) successive fiscal quarters.

     6.11 LIENS.  Not create, incur, or suffer to exist, and not permit any of Borrower's Subsidiaries to create, incur or suffer to exist, any Lien on any  of  Borrower's property or on the property of Borrower's  Subsidiaries except ((a)  through  (g) of this Section being referred to collectively as the "Permitted Liens"):

          (a) those for  taxes,  assessments  or  governmental  charges  or levies  if  the same shall not at the time be delinquent or thereafter can be paid without  penalty, or are being contested in good faith and by appropriate proceedings;

          (b) those imposed  by  law, such as carriers', warehousemen's and mechanics'  liens and other similar  liens  arising  in  the  ordinary course of business  which  secure payment of obligations not more than sixty (60) days past due;

          (c) those arising out of  pledges  or  deposits  under  workmen's compensation laws, unemployment insurance, old age pensions, or  other social security or retirement benefits, or similar legislation;

          (d)  utility  easements,  building  restrictions  and  such other encumbrances  or  charges  against  real  property  as are of a nature generally  existing with respect to properties of a similar  character and which do  not  in any material way affect the marketability of the same or interfere with  the use thereof in the business of Borrower or of any of Borrower's Subsidiaries;

          (e) lessors' interests under financing leases;

          (f) liens on assets  of Borrower and its Subsidiaries not covered by the Loan Documents which  liens  secure  obligations of Borrower or its  Subsidiaries  in  the ordinary course of business  which  in  the aggregate for all such obligations of Borrower and its Subsidiaries do not exceed $250,000.00; and

          (g) the Liens created pursuant to the Loan Documents.

     6.12 DEBT.  Not create or  permit  to  exist,  and  not  allow  any of

Borrower's Subsidiaries to create or permit to exist,  any Debt without the prior  written consent of Banks, if, as a result thereof, exclusive of  the indebtedness  contemplated  by this Agreement, the aggregate amount of Debt of Borrower and its Subsidiaries  would  exceed  the  sum of $1,000,000.00;

provided, however, that any Subsidiary may incur Debt owed  to Borrower and such  Debt  owed  to  Borrower  shall  not be included in the $1,000,000.00 limit.

     6.13 SHAREHOLDER OR EMPLOYEE LOANS.   Not  make,  and  not  permit any

Subsidiary  to  make,  advances  or  loans to employees of Borrower or  any

Subsidiary or shareholders of Borrower which exceed the aggregate amount of

$100,000.00.

     6.14 CHANGE  IN  BUSINESS.   Carry  on  and  conduct,  and  cause  its

Subsidiaries to carry on and conduct, the  business of Borrower and each of its Subsidiaries in substantially the same manner  and in substantially the same  fields  of  enterprise  as  such businesses are presently  conducted;

provided, however, that the foregoing  shall not prevent Borrower or one of its Subsidiaries from engaging in new and  additional activities as long as said activities are in substantially the same  fields  of enterprise as are currently being engaged in by Borrower and the Existing Subsidiaries.

     6.15 COMPLIANCE WITH AGREEMENTS.  Comply with, and  cause  each of its

Subsidiaries to comply with, all indentures, mortgages, deeds of  trust and other  agreements  binding  on Borrower or any Subsidiary or affecting  its properties or business.

     6.16 FURTHER  ASSURANCES.    Execute   and   deliver,  and  cause  its

Subsidiaries to execute and deliver, such further documentation  as  may be requested  by  Banks  or  Agent to carry out the provisions and purposes of this Agreement and the other Loan Documents and to preserve and perfect the

Liens of Banks or Agent for  the  benefit  of Banks, as the case may be, in the Collateral.

     6.17 DISPOSITION  OF ASSETS.  Not sell,  lease,  assign,  transfer  or otherwise dispose of, and shall cause each of its Subsidiaries not to sell,

lease, assign, transfer  or otherwise dispose of, any of its assets, except dispositions of inventory,  equipment,  and scrap in the ordinary course of business and as otherwise provided in this Agreement.

     6.18 CHANGE TAX I.D. NUMBER.  Not change,  and  cause Dolphin Services not  to change, its Federal Taxpayer Identification Number  without  giving

Agent at least sixty (60) days' prior written notice.

     6.19 INDEMNITY.   Indemnify, defend and hold Agent and Banks and their

respective directors, officers,  agents,  attorneys  and employees harmless from  and  against  all  claims,  demands,  causes of action,  liabilities,

losses, costs and expenses (including, without  limitation,  costs of suit,

reasonable  legal  fees  and fees of expert witnesses) arising from  or  in connection with (a) the presence  in,  on or under any property of Borrower or of any Subsidiary of Borrower (including,  without  limitation, the Real

Property)  of any Hazardous Substance or Solid Waste, or  any  releases  or discharges (as  the  terms  "release" and "discharge" are defined under any applicable Environmental Law) of any Hazardous Substance or Solid Waste on,

under or from such property,  (b)  any activity carried on or undertaken on or off such property of Borrower or  of  any  of  its Subsidiaries, whether prior to or during the term of this Agreement, and whether by Borrower, any of  its  Subsidiaries  or any predecessor in title to  Borrower's  or  such

Subsidiary's property or  any  officers,  employees, agents, contractors or subcontractors of Borrower, any Subsidiary  of  Borrower or any predecessor in  title  to  the property of Borrower or such Subsidiary,  or  any  third persons at any time  occupying  or  present on such property, in connection with  the  handling,  use,  generation,  manufacture,  treatment,  removal,

storage,  decontamination,  clean-up, transportation  or  disposal  of  any

Hazardous Substance or Solid  Waste  at  any  time located or present on or under  any  of  the  aforedescribed  property, or (c)  any  breach  of  any representation, warranty or covenant under  the  terms  of  this Agreement.

The  foregoing  indemnity shall further apply to any residual contamination on or under any or  all  of  the  aforedescribed property, or affecting any natural resources, and to any contamination  of  any  property  or  natural

resources   arising   in   connection  with  the  use,  handling,  storage,

transportation or disposal of  any  Hazardous Substance or Solid Waste, and irrespective of whether any of such activities  were  or will be undertaken in accordance with applicable laws, regulations, codes and ordinances.  The indemnity described in this Section shall survive the termination  of  this

Agreement for any reason whatsoever.

     6.20 REAL PROPERTY.  Not create a Lien on any of the Real Property, or permit  any  Subsidiary  to  create  a Lien on any of the Real Property, in favor  of,  or otherwise convey, or permit  a  Subsidiary  to  convey,  any portion of the  Real  Property  to  any  Person  without  the prior written consent of Banks.

     Section 7. CONDITIONS PRECEDENT TO EXTENSIONS OF CREDIT.

     The  obligation  of  Banks  to  extend  credit to Borrower under  this

Agreement is subject to the satisfaction of the  conditions  precedent,  in addition  to  the  applicable  conditions  precedent set forth in Section 8 below  with respect to Advances and/or Letters  of  Credit,  that  Borrower shall have  delivered,  or  caused  to  be  delivered, to Banks in form and substance satisfactory to Banks:

     7.1  BORROWER'S RESOLUTIONS.  Copies, duly  certified by the secretary or  assistant secretary of Borrower, of (a) the resolutions  of  Borrower's

Board  of  Directors authorizing the borrowings hereunder and the execution and delivery  of  all  of  the Loan Documents to which Borrower is a party,

(b) all documents evidencing  other  necessary corporate action and (c) all approvals or consents, if any, with respect to the Loan Documents.

     7.2  SUBSIDIARIES'  RESOLUTIONS.    Copies,   duly  certified  by  the

secretary  or  assistant  secretary  of  each Subsidiary  (other  than  the

Excluded Subsidiaries), of (a) the resolutions  of  such Subsidiary's Board of  Directors authorizing the borrowings hereunder and  the  execution  and delivery  of all of the Loan Documents to which such Subsidiary is a party,

(b) all documents  evidencing  other necessary corporate action and (c) all approvals or consents, if any, with respect to the Loan Documents.

     7.3  NOTES.  Borrower's duly  executed  Notes  payable to the order of

Banks.

     7.4  NEW COLLATERAL DOCUMENTS.  The duly authorized  and  executed new

Collateral  Documents  of  Borrower and Dolphin Services annexed hereto  as

Exhibits "D", "E", "F", "G",  "H",   "I",  and  "J"  (the  "New  Collateral

Documents").

     7.5  OPINION.   The  opinion  of  Jones,  Walker, Waechter, Poitevent,

Carrere & Denegre, L.L.P., counsel to Banks and  Agent,  addressed to Banks and  Agent,  to the effect that (a) Borrower and the Existing  Subsidiaries are corporations  duly  organized,  validly  existing  and in good standing under the laws of the State of Louisiana; (b) Borrower has  full  power  to execute,  deliver  and  perform  its  obligations under this Agreement, the

Notes and the Collateral Documents to which it is a party; (c) the Existing

Subsidiaries  have  full  power  to  execute,   deliver   and  perform  its

obligations under this Agreement and the Collateral Documents to which each is  a party;  (d) such actions have been duly authorized by  all  necessary corporate  action,  and are not in conflict with any provision of law or of the charter or by-laws  of  Borrower  or  the  Existing  Subsidiaries;  and

(e)  this  Agreement,  the Notes,  and the New Collateral Documents are the

legal and binding obligations  of  Borrower  enforceable in accordance with their respective terms, except as enforcement  may be limited by applicable bankruptcy, reorganization, moratorium or similar laws.

     Section 8. ADDITIONAL CONDITIONS PRECEDENT  TO ADVANCES AND/OR LETTERS

OF CREDIT.

     The obligation of Banks to make any Advance and/or issue any Letter of

Credit under the Revolving Credit Facility is subject  to,  in  addition to the  satisfaction  of  all  other  conditions  precedent applicable to  the

Revolving  Credit  Facility  and  set  forth  in  Section   7   above,  the

satisfaction of each of the following conditions precedent:

     8.1  DEFAULT.   Before and after giving effect to such Advance  and/or

Letter  of  Credit,  no  Event  of  Default  shall  have  occurred  and  be continuing.

     8.2  WARRANTIES.  Before  and  after  giving  effect  to  such Advance and/or  Letter  of Credit, the representations and warranties in Section  5 hereof shall be true and correct as though made on the date of such Advance and/or Letter of  Credit  except  for  such  changes  as  are  specifically permitted hereunder.

     Section 9. EVENTS OF DEFAULT.

     The following events shall constitute Events of Default hereunder  and under  the  Revolving  Credit  Facility, individually and collectively, and under all other Loan Documents:

     9.1  PAYMENT.  Default in the  payment of principal on any one or more of the Notes when due, or default in the payment of any interest on any one or more of the Notes or any expense or  fee  hereunder  or under any of the other Loan Documents, which default shall continue for a period of five (5)

days following written notice thereof to Borrower from Banks or Agent;

     9.2  OTHER INDEBTEDNESS.  Any other indebtedness of  Borrower  is  not paid at maturity or becomes due and payable prior to its expressed maturity by  reason  of  any default by Borrower in the performance or observance of any obligation or  condition  thereunder which default shall continue for a period of thirty (30) days following  written  notice  thereof  to Borrower from Banks or Agent;

     9.3  OTHER  DEFAULT.  Any default of any other obligation of  Borrower or any Subsidiary  to  the  Banks  under  the  terms  of any note or notes,

mortgage, indenture, loan agreement or security document of Borrower or any

Subsidiary to the Banks, including, without limitation,  any  of  the  Loan

Documents,  which  default  shall continue for a period of thirty (30) days following written notice thereof  to Borrower from Banks or Agent, it being expressly understood and agreed that  a  default  under any note, mortgage,

indenture,  loan  agreement  or  security  document  of  Borrower   or  any

Subsidiary, including, without limitation, any of the Loan Documents, shall constitute  a  default  under  all other notes, mortgages, indentures, loan agreements  and security documents  held  by  Banks  or  Agent,  including,

without limitation, the Loan Documents;

     9.4  INSOLVENCY.   Borrower  or  any  Subsidiary  of  Borrower becomes

insolvent  or  admits  in  writing its inability to pay its debts  as  they mature or applies for, consents  to,  or acquiesces in the appointment of a trustee  or  receiver for Borrower, such  Subsidiary  or  any  property  of

Borrower or of  such  Subsidiary;  or,  in the absence of such application,

consent or acquiescence, a trustee or receiver  is  appointed for Borrower,

for any Subsidiary of Borrower or for a substantial part of any property of either Borrower or of any of its Subsidiaries and is  not discharged within thirty (30) days; or any bankruptcy, reorganization, debt  arrangement,  or other proceeding under any bankruptcy or insolvency law, or any dissolution or  liquidation  proceeding  is instituted by or against Borrower or any of

Borrower's Subsidiaries, and if  instituted  against  Borrower  or  one  of

Borrower's Subsidiaries, it is consented to or acquiesced in by Borrower or such  Subsidiary,  or  remains  for  thirty  (30)  days undismissed; or any warrant  of  attachment is issued against any substantial  portion  of  the property of Borrower or of any Subsidiary of Borrower which is not released within thirty (30) days of service;

     9.5  ERISA.   The  PBGC  applies to a United States District Court for

the appointment of a trustee to administer any Plan adopted, established or maintained by Borrower, or for  a  decree  adjudicating  that any such Plan must be terminated; a trustee is appointed pursuant to ERISA  to administer any such Plan; any action is taken to terminate any such Plan or  any  such

Plan is permitted or caused to be terminated if, at the time such action is taken  or  such  termination  of  such  Plan  occurs,  the  Plan's  "vested liabilities,"  as  defined in Section 3(25) of ERISA, exceed the then value of its assets at the time of such termination;

     9.6  AGREEMENTS.   Default  in  the  performance  of any of Borrower's

covenants and/or agreements set forth in this Agreement  and/or  any of the other Loan Documents (and not constituting an Event of Default under any of the preceding subsections of this Section 9), which default shall  continue for  a  period of thirty (30) days after written notice thereof to Borrower from Banks or Agent;

     9.7  REPRESENTATION  OR WARRANTY.  Any representation or warranty made by Borrower or by any Subsidiary  of  Borrower  herein  is  untrue  in  any material  respect,  or  any  schedule, statement, report, notice or writing furnished by Borrower or any Subsidiary  to Banks is untrue in any material respect on the date as of which the facts set forth are stated or certified which default shall continue for a period of thirty (30) days after written notice thereof to Borrower from Banks or Agent; and

     9.8  REMEDIES. Upon the occurrence of  any Event of Default, Banks, or

Agent  upon the direction of Banks, in addition  to  all  of  the  remedies conferred  upon Agent and/or Banks under law, in equity or under any of the

Loan Documents,  may  declare the Revolving Commitment to be terminated and the Notes to be due and  payable,  whereupon the Revolving Commitment shall immediately  terminate, and the Notes  shall  become  immediately  due  and payable, without  notice  of any kind, except that if an event described in

Section 9.4 occurs, the Revolving  Commitment  shall immediately terminate,

and the Notes shall become immediately due and payable  without declaration or notice of any kind.

     Section 10. AGENT.

     10.1  AUTHORIZATION   AND  ACTION.   Each  Bank  hereby  appoints  and

authorizes Agent to execute the Collateral Documents on behalf of each such

Bank and to take such action  as  Agent  on  such  Bank's  behalf,  and  to exercise such powers under the Loan Documents, as are delegated to Agent by the  terms  thereof,  together  with  such  other  powers as are reasonably incidental thereto, including, without limitation, the  enforcement  of the

Loan  Documents  in  accordance  with the terms thereof (including, without limitation, the collection of the  Notes),  and  Agent  hereby accepts such

appointment.   As  to any matters not expressly provided for  by  the  Loan

Documents (including,  without limitation, enforcement or collection of the

Notes), Agent shall not  be required to exercise any discretion or take any action, but shall be required  to  act or to refrain from acting (and shall be  fully  protected  in  so acting or refraining  from  acting)  upon  the instructions of Banks and such  instructions  shall  be binding upon Banks;

PROVIDED,  HOWEVER,  that Agent shall not be required to  take  any  action which exposes Agent to  personal  liability  or which is contrary to any of the  Loan  Documents or applicable law.  Agent shall  not  consent  to  any amendment of  this  Agreement  or  any  of the other Loan Documents (and no amendment by Banks shall be effective without consent of Agent), the effect of which would be to increase the amount  of  the Obligations or extend the maturity  of  any obligation, reduce the bases on  which  any  interest  is computed, release  any  Collateral, waive any provision regarding covenants or obligations of Borrower  or  the  Subsidiaries  or  Events  of  Default,

without the express written consent of all Banks.

     10.2  AGENT'S  RELIANCE, ETC.  Neither Agent nor any of its directors,

officers, agents or employees shall  be  liable  for  any  action  taken or omitted  to  be taken by it or them under or in connection with any of  the

Loan Documents  except  for  its  or  their own gross negligence or willful misconduct.  Without limitation of the  generality of the foregoing, Agent:

(i)  may  treat the payee of any Note as the  holder  thereof  until  Agent receives written  notice  of  the  assignment or transfer thereof signed by such payee and in form satisfactory  to  Agent; (ii) may consult with legal counsel (including counsel for Borrower),  independent  public  accountants and  other  experts  selected by it and shall not be liable for any  action taken or omitted to be  taken  in  good  faith by it in accordance with the advice of such counsel, accountants or experts;  (iii) makes no warranty or representation to any Bank and shall not be responsible to any Bank for any statements, warranties or representations made in or in connection with any of  the Loan Documents; (iv) shall not have any duty  to  ascertain  or  to inquire  as to the performance or observance of any of the terms, covenants or conditions  of  any  of the Loan Documents on the part of Borrower or to inspect  the  property (including  the  books  and  records)  of  Borrower;

(v) shall not be  responsible  to any Bank for the due execution, legality,

validity, enforceability, genuineness,  sufficiency  or value of any of the

Loan  Documents  or  any  other instruments or document furnished  pursuant hereto; and (vi) shall incur no liability under or in respect of any of the

Loan Documents by acting upon  any  notice,  consent,  certificate or other instrument or writing (which may be by telegram, cable or  telex)  believed by it to be genuine and signed by the proper party or parties.

     10.3  FIRST  NBC  AND AFFILIATES.  With respect to the Note payable to the  order  of First NBC  and  the  portion  of  the  Revolving  Commitment applicable to  First  NBC,  First NBC shall have the same rights and powers under the Loan Documents as the  other  Bank  and  may exercise the same as though  it  were  not Agent; and the term "Bank" or "Banks"  shall,  unless

otherwise  expressly   indicated,  include  First  NBC  in  its  individual

capacity.  Without limiting  the generality of the foregoing, First NBC and its affiliates may accept deposits  from,  and generally engage in any kind of business with, Borrower, and any person,  firm or corporation who may do business with or own securities of Borrower, all  as  if First NBC were not

Agent and without any duty to account therefor to Banks.

     10.4  BANK  CREDIT  DECISION.   Each  Bank acknowledges  that it  has,

independently and without reliance upon Agent  or  any other Bank and based on the financial statements furnished by Borrower and  such other documents and information as it has deemed appropriate, made its own  credit analysis and  decision  to  enter  into this Agreement.  Each Bank also acknowledges that it will, independently  and  without  reliance upon Agent or any other

Bank  and  based  on  such  documents  and information  as  it  shall  deem appropriate  at the time, continue to make  its  own  credit  decisions  in

taking  or  not   taking  action  under  the  Loan  Documents.   Each  Bank

acknowledges that a  copy  of  this Agreement has been made available to it and each Bank acknowledges that it is satisfied with the form and substance of this Agreement.

     10.5  INDEMNIFICATION.   Banks  agree  to  indemnify  and  hold  Agent

harmless (to the extent not reimbursed  by  Borrower), ratably according to the respective principal amounts of the Notes then held by each of them (or if  no  Notes  are  at  the  time  outstanding, ratably  according  to  the respective amounts of their commitments  hereunder),  from  and against any and  all  liabilities,  obligations,  losses, damages, penalties,  actions,

judgments, suits, costs, expenses or disbursements  of  any  kind or nature whatsoever which may be imposed on, incurred by, or asserted against  Agent in  any  way relating to or arising out of any of the Loan Documents or any action  taken  or  omitted  by  Agent  under  any  of  the  Loan  Documents

(including,  without limitation, attorneys' fees and other costs associated with defending  Agent  against any of the foregoing), provided that no Bank shall be liable for any  portion  of such liabilities, obligations, losses,

damages,  penalties,  actions,  judgments,   suits,   costs,   expenses  or

disbursements resulting from Agent's gross negligence or wilful misconduct.

Without  limitation  of the foregoing, each Bank agrees to reimburse  Agent promptly upon demand for  its  ratable  share of any out-of-pocket expenses

(including  attorneys'  fees)  incurred by Agent  in  connection  with  the

preparation,  execution,  administration,   or   enforcement   of,  or  the

preservation  of  any rights under, the Loan Documents, to the extent  that

Agent is not reimbursed for such expenses by Borrower.

     10.6  SUCCESSOR AGENT.  Agent may resign at any time by giving written notice thereof to Banks and Borrower and may be removed at any time with or without cause by Banks by notice to Borrower.  Upon any such resignation or removal, Banks shall have  the right to appoint a successor agent by notice to Borrower.  If no successor  agent shall have been so appointed by Banks,

and shall have accepted such appointment,  within  thirty  (30)  days after

Agent's  giving of notice of its resignation, then Agent may, on behalf  of

Banks, appoint  a  successor  agent, by notice to Borrower and Banks, which successor agent shall be a commercial  bank organized under the laws of the

United States of America or any state thereof having a combined capital and surplus of at least $5,000,000.  Upon the  acceptance of any appointment as

Agent by a successor agent, such successor agent shall thereupon succeed to and become vested with all the rights, powers,  privileges  and  duties  of

Agent,  and Agent shall be discharged from its duties and obligations under

the Loan  Documents.   After  Agent's  resignation  or removal hereunder as

Agent, the provisions of this Section 10 shall inure  to  its benefit as to any actions taken or omitted to be taken by it while it was Agent under the

Loan Documents.

     10.7  BENEFITS  OF  SECTION.   None of the provisions of this  Section

shall inure to the benefit of Borrower or  any  Person  other  than  Banks;

consequently,  neither  Borrower nor any other Person shall be entitled  to rely upon, or to raise as  a defense, in any manner whatsoever, the failure of any Bank to comply with such provisions.

     10.8  CHANGE IN SPECIFIED PERCENTAGE.   No  Bank shall assign outright

its  entire  interest  in the Revolving Credit Facility  or  the  Revolving

Commitment or make any participation  without the consent of the other Bank and Agent.

     Section 11. GENERAL.

     11.1  DEFINITIONS.  As used in this Agreement,  terms used herein with initial capital letters shall have the following meanings,  unless  defined elsewhere  in  this  Agreement  or  unless  the  context  clearly indicates otherwise:

          "Advance" has the meaning ascribed to the term in Section 1.1 of this Agreement.

          "Agent" has the meaning ascribed to the term on the first page hereof.

          "Agreement" means this Seventh Amended and Restated Revolving Credit Agreement, as it may be further amended, restated, modified and/or supplemented from time to time in the future.

          "Bank" and "Banks" have the meanings ascribed to the terms on the first page hereof.

          "Benefitted Bank"  has  the  meaning  ascribed  to  the  term  in
     Section 4.2 hereof.

          "Borrower" has the meaning ascribed to the term on the first page hereof.

          "Borrowing Date" means any Business Day specified in a notice pursuant to Section 3.6 as a date on which Borrower requests Banks to make Advances hereunder.

          "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a legal holiday for commercial banks in the State of Louisiana.

          "Capitalized Leases" means capital leases and subleases, as defined in the Financial Accounting Standards Board Statement of Financial Accounting Standard No. 13, dated November 1976, as amended.

          "Collateral" means all property described in and subject to the Collateral Documents and any and all other property hereafter made subject to a Lien to secure the payment and performance of the Obligations.

          "Collateral Documents" means the documents listed on Exhibit "L" annexed hereto and any and all other documents, instruments and agreements delivered to Agent or Banks to secure the Obligations and/or any other obligations described in this Agreement, as the foregoing may be amended, modified or supplemented from time to time.

          "Credit Agreement" has the meaning ascribed in the recital paragraphs of this Agreement.

          "Debt" means: (a) all obligations of Borrower or of any of Borrower's Subsidiaries for borrowed money, (b) all obligations of Borrower or of any of Borrower's Subsidiaries evidenced by bonds, notes, debentures or other similar instruments, (c) all obligations of Borrower or of any of Borrower's Subsidiaries to pay the deferred purchase price of property or services, except trade accounts payable by Borrower or by any of Borrower's Subsidiaries arising in the ordinary course of business which are not past due by more than sixty
     (60) days unless such trade accounts payable are being contested in good faith by appropriate proceedings, (d) all obligations of Borrower or of any of Borrower's Subsidiaries under any Capitalized Leases,
     (e) all obligations of Borrower or of any of Borrower's Subsidiaries under guaranties, endorsements (other than for collection or deposit in the ordinary course of business), assumptions or other contingent obligations, in respect of, or to purchaser or otherwise acquire, any obligation or indebtedness of Borrower or of any of Borrower's Subsidiaries, or any other obligations, contingent or otherwise,
     (f) all obligations secured by a Lien (except trade accounts payable by Borrower or by any of Borrower's Subsidiaries arising in the ordinary course of business which are not past due by more than sixty
     (60) days unless such trade accounts payable are being contested in good faith by appropriate proceedings secured by a vendor's lien) existing on property owned by Borrower or by any of Borrower's Subsidiaries, whether or not the obligations secured thereby have been assumed by Borrower or by any of Borrower's Subsidiaries or are non-recourse to the credit of Borrower or of any of Borrower's Subsidiaries, (g) all reimbursement obligations of Borrower or of any of Borrower's Subsidiaries, other than performance bonds of Borrower or of any of Borrower's Subsidiaries (whether contingent or otherwise), relating to letters of credit, bankers' acceptances and similar instruments, and (h) all liabilities of Borrower or of any of Borrower's Subsidiaries in respect of unfunded vested benefits under any Plan; provided, however, the term "Debt" shall not include money borrowed by Borrower or by any of Borrower's Subsidiaries to pay premiums on insurance policies obtained by Borrower or by any of Borrower's Subsidiaries in the ordinary course of Borrower's or of any of Borrower's Subsidiaries' business and shall further not include any type of obligation of a Subsidiary to Borrower.

          "Default Rate" has the meaning provided in Section 3.2 hereof.

          "Dolphin" has the meaning provided on the first page hereof.

          "EBIT" means, with respect to any Person for any period, consolidated net income of such Person for such period, PLUS (i) interest expense for such Person for such period, and (ii) tax expense for such period for taxes which have been provided for by such Person for such period, to the extent that any of the same are deducted from net revenues in determining such Person's consolidated net income for such period.

          "Environmental Laws" means any and all federal, state and local laws, regulations, ordinances, orders and requirements pertaining to health, safety or the environment, including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C. <section> 9601 ET SEQ., the Resource Conservation and Recovery Act of 1976, 42 U.S.C. <section> 6901 ET SEQ., the Clean Air Act, 42 U.S.C. <section> 7401 ET SEQ., the Clean Water Act, 33 U.S.C. <section> 1251 ET SEQ., the Toxic Substances Control Act, 15 U.S.C. <section> 2601 ET SEQ., the Louisiana Environmental Quality Act, La. R.S. 30:2001, ET SEQ., and all similar laws, regulations and requirements of any governmental authority or agency having jurisdiction over Borrower, any of its Subsidiaries or any of the property or assets of Borrower or of any of its Subsidiaries, as such laws, regulations and requirements may be amended or supplemented from time to time.

          "Event of Default" means the occurrence of any event described in
     Section 9 hereof or the occurrence of any other event which with the lapse of time, or lapse of time and notice to Borrower would constitute an Event of Default.

          "Excluded Subsidiaries" means MINDOC, L.L.C. and all foreign sales corporations (as such term is defined in Section 922(a) of the United States Internal Revenue Code) owned by Borrower or one of its Subsidiaries.

          "Existing Security" means all security previously granted by Borrower or by one of its Subsidiaries to Banks pursuant to the Collateral Documents and other Loan Documents.

          "Existing   Subsidiary"  and  "Existing  Subsidiaries"  have  the
     meanings provided on the first page hereof.

          "First NBC" has the meaning provided on the first page hereof.

          "FNBC LIBO Rate": with respect to each Interest Period pertaining to a LIBO Rate Advance, the rate per annum equal to the rate quoted on page 16 of the Telerate screen (or such other page as may replace the LIBO page on that service for displaying London interbank offered rates of major banks) at approximately 11:00 a.m. New Orleans, Louisiana time (or as soon thereafter as is practicable) on the day that is one Business Day prior to the beginning of such Interest Period for Eurodollar deposit instruments issued on the first day of such Interest Period for the number of months comprised therein and in an amount comparable to the amount of the LIBO Rate Advance to which such Interest Period applies. The FNBC LIBO Rate determined by Agent with respect to a particular Interest Period shall be fixed at such rate for the duration of such Interest Period.

          "GAAP" means generally accepted accounting principles, applied on a consistent basis, as set forth in Opinions of the Accounting Principles Board of the American Institute of Certified Public Accountants and/or in statements of the Financial Accounting Standards Board and/or their respective successors and which are applicable in the circumstances as of the date in question. Accounting principles are applied on a "consistent basis" when the accounting principles observed in a current period are comparable in all material respects to those accounting principles applied in a preceding period.

          "Hazardous Substance" has the meaning specified in any applicable Environmental Law and means any substance, product, waste, pollutant, material, chemical, contaminant, constituent or other material which is or becomes listed, regulated or addressed under any Environmental Law, including, without limitation, asbestos, petroleum and polychlorinated biphenyls.

          "Interest Expense" means with respect to any Person for any period, interest expense for such Person for such period, determined in accordance with GAAP.

          "Interest Period" means with respect to any LIBO Rate Advance:

          (i) initially, the period commencing on the borrowing or conversion date, as the case may be, with respect to such LIBO Rate Advance and ending one, two, or three months thereafter, as selected by Borrower in its notice to Agent of borrowing or notice of conversion, as the case may be, given with respect thereto; and

          (ii) thereafter, each period commencing on the day immediately following the last day of the next preceding Interest Period applicable to such LIBO Rate Advance and ending one, two or three months thereafter, as selected by Borrower by notice to Agent not less than one (1) Business Day prior to the last day of the then current Interest Period with respect thereto; and

          PROVIDED, that:

               (x) if any Interest Period would otherwise end on a day which is not a Business Day, that Interest Period shall be extended to the next succeeding Business Day unless the result of such extension would be to carry such Interest Period into another calendar month in which event such Interest Period shall end on the immediately preceding Business Day;

               (y) any Interest Period which, with respect to a LIBO Rate Advance under the Revolving Credit Facility, would otherwise extend beyond the Termination Date shall end on the Termination Date; and

               (z) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of a calendar month.

          "LC Commitment" means the lesser of (a) FIVE MILLION AND NO/100 DOLLARS ($5,000,000.00) or (b) the Revolving Commitment at the time in question.

          "Letters of Credit"  has  the  meaning  ascribed  to  the term in
     Section 1.1 hereof.

          "LIBO Rate" means with respect to each day during an Interest Period for a LIBO Rate Advance, an interest rate per annum equal to the sum of (a) one and one-half percent (1.50%) PLUS (b) the FNBC LIBO Rate.

          "LIBO Rate Advance" means an Advance made under the Revolving Credit Facility which bears interest at the LIBO Rate.

          "Lien" means any lien, judgment, mortgage, deed of trust, security interest, tax lien, financing statement, pledge, charge, hypothecation, assignment, preference, priority or other encumbrance of any kind or nature whatsoever (including, without limitation, any conditional sale or title retention agreement), whether arising by contract, operation of law or otherwise; provided, however, that the term "Lien" shall exclude any statutory mechanic's or laborer's lien arising in the ordinary course of the business of Borrower and its Subsidiaries which is cancelled or bonded within sixty (60) days of its recordation.

          "Loan Documents" means, collectively, this Agreement, the Notes, the Collateral Documents, and any and all other documents, instruments and agreements executed in connection with the Advances or the Letters of Credit, as the foregoing may be modified, supplemented and/or amended from time to time.

          "Net Worth" means the sum of the common stock, additional paid-in capital and retained earnings accounts of Borrower and its Subsidiaries on a consolidated basis, as shown in conformity with GAAP on its balance sheet at the time of such determination, less the amount of any treasury stock shown thereon.

          "New Collateral Documents" has the meaning ascribed to the term in Section 7.4 of this Agreement.

          "Notes" has the meaning ascribed to the term in Section 2.1 of this Agreement.

          "Obligations" means all obligations, indebtedness and liabilities of Borrower or its Subsidiaries to Agent and/or either or both of Banks, now existing or hereafter arising, whether direct, indirect, related, unrelated, fixed, contingent, liquidated, unliquidated, joint, several, or joint and several, including, without limitation, the obligations, indebtedness, and liabilities of Borrower or its Subsidiaries under this Agreement, the Notes, the Letters of Credit and the other Loan Documents, and all interest accruing thereon and all attorneys' fees and other expenses incurred in the enforcement or collection thereof.

          "PBGC" means the Pension Benefit Guaranty Corporation or any entity succeeding to all or any of its functions under ERISA.

          "Permitted  Liens"  has  the  meaning  ascribed  to the  term  in
     Section 6.11 hereof.

          "Person"  means  any  individual,  corporation, business,  trust,
     association,   company,  partnership,  joint   venture,   governmental
     authority or other entity.

          "Plan" has the meaning ascribed to the term in Section 5.10 hereof.

          "Prime Rate" has the meaning ascribed to the term in Section 3.3 hereof.

          "Prime Rate Advance" means an Advance made under the Revolving Credit Facility which bears interest at the Prime Rate.

          "Prior Notes" has the meaning provided in Section 1.

          "Real Property" means the property described on Exhibit "M" hereto, whether owned by Borrower or by one of its Subsidiaries.

          "Revolving Commitment" means TWENTY MILLION AND NO/100 DOLLARS ($20,000,000.00), as such amount may be reduced by Borrower in accordance with Section 4.4 of this Agreement.

          "Revolving Credit Facility" has the meaning ascribed to the term in Section 1.1 of this Agreement.

          "Solid Waste" has the meaning specified in any applicable Environmental Law.

          "Southport" has the meaning provided on the first page hereof.

          "Subsidiary" means, as to any Person, a corporation, partnership or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person.

          "Termination Date" means December 31, 2000.

          "UCC" means the Uniform Commercial Code, as in effect from time to time in each state where any of the Collateral is located or otherwise has a situs; PROVIDED, HOWEVER, if the Uniform Commercial Code in no particular state is ascertainable or applicable, UCC shall mean the Uniform Commercial Code, as in effect from time to time in the State of Louisiana.

          "Unused  Commitment"  has  the  meaning  ascribed  to the term in
     Section 1.1 hereof.

          "Whitney" has the meaning ascribed to the term in the recitals to this Agreement.

     All definitions contained in this Agreement are equally applicable  to the  singular  and  plural forms of the terms defined.  The words "hereof,"

"herein" and "hereunder"  and  words  of  similar  import referring to this

Agreement  refer  to this Agreement as a whole and not  to  any  particular

provision  of this Agreement.   Unless  otherwise  specified,  all  Section

references pertain to this Agreement.

     11.2  FINANCIAL  TERMS.   Unless  otherwise  defined  or  the  context

otherwise requires, all  financial  and  accounting  terms shall be defined under GAAP.

     11.3 DELAY.  No delay on the part of Banks, Agent or any holder of any one  or  more  of the Notes, in the exercise of any power  or  right  shall operate as a waiver  thereof,  nor  shall any single or partial exercise of any  power or right preclude other or  further  exercise  thereof,  or  the exercise  of  any  other  power or right.  The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

     11.4  NOTICES.  All notices, statements, requests and demands given to or made under any party hereto in accordance  with  the  provisions of this

Agreement shall be deemed to have been given or made when  deposited in the mail,  postage  pre-paid,  registered  or  certified  mail  return  receipt requested addressed:

     If to Banks:

               First National Bank of Commerce
               201 St. Charles Avenue
               New Orleans, Louisiana 70170
               Attention: Mr. J. Charles Freel, Jr.
                          Senior Vice President

                    and

               Whitney National Bank
               228 St. Charles Avenue
               New Orleans, Louisiana  70130
               Attention: Mr. Harry C. Stahel
                          Senior Vice President

          With a copy to:

               F. Rivers Lelong, Jr., Esq.
               Jones, Walker, Waechter, Poitevent,
                 Carrere & Denegre
               Place St. Charles
               201 St. Charles Avenue
               New Orleans, Louisiana  70170

     If to Agent:

               First National Bank of Commerce
               201 St. Charles Avenue
               New Orleans, Louisiana 70170
               Attention: Mr. J. Charles Freel, Jr.
                          Senior Vice President

          With a copy to:

               F. Rivers Lelong, Jr., Esq.
               Jones, Walker, Waechter, Poitevent,
                 Carrere & Denegre
               Place St. Charles
               201 St. Charles Avenue
               New Orleans, Louisiana  70170

     If to Borrower:

               Gulf Island Fabrication, Inc.
               583 Thompson Road
               Houma, Louisiana 70363
               Attention:  Kerry J. Chauvin, President

                    or

               Gulf Island Fabrication, Inc.
               P.O. Box 310
               Houma, Louisiana  70361
               Attention:  Kerry J. Chauvin, President

     With respect to notices to Borrower, such notices shall,  if  sent  by overnight courier or other means requiring a street address, be sent to the

first  address  provided  above.   If  such  notices  are sent by means not

requiring  a  street  address,  such notices shall be sent  to  the  second address provided above.

     11.5 EXPENSES.  Whether or not  the Advances are made, Borrower agrees to  reimburse Banks and Agent, upon demand,  for  all  expenses  (including reasonable  attorneys'  fees  and  legal  expenses incurred by Banks and/or

Agent)  incurred  by  Banks  and/or Agent in the  preparation,  negotiation and/or execution of the Loan Documents, and in enforcing the obligations of

Borrower hereunder or under any  of  the  other Loan Documents, and to pay,

and save Banks and Agent harmless from all  liability  for,  any  stamp  or other  taxes which may be payable with respect to the execution or delivery of this Agreement, the execution, delivery or issuance of the Notes, and/or the execution,  delivery and recordation of the other Loan Documents, which obligations of Borrower shall survive any termination of this Agreement.

     11.6  SEVERABILITY.    Any  provision   of  this  Agreement  which  is

prohibited  or  unenforceable  in  any  jurisdiction   shall,  as  to  such

jurisdiction,  be  ineffective  to  the  extent  of  such  prohibition   or

unenforceability  without  invalidating  the  remaining  portions hereof or affecting  the validity or enforceability of such provision  in  any  other jurisdiction.

     11.7  COUNTERPARTS.   This  Agreement  may  be  executed  in  as  many

counterparts as may be deemed necessary or convenient, and by the different parties hereto on separate counterparts,  each  of which, when so executed,

shall be deemed an original but all such counterparts  shall constitute but one and the same instrument.

     11.8  LAW.  The Loan Documents, and each of them, shall  be  contracts made under and governed by the laws of the State of Louisiana.

     11.9  SUCCESSORS.   This Agreement shall be binding upon Borrower, its

Subsidiaries, Banks, Agent and their respective successors and assigns, and shall inure to the benefit of Borrower,  its  Subsidiaries,  Banks  and the successors  and  assigns of Banks and Agent.  Borrower and its Subsidiaries shall not assign their rights, obligations or duties hereunder or under any of the Loan Documents  without  the  prior written consent of Banks.  Banks shall  give Borrower written notice of  any  assignment  of  its  interests hereunder  to  any  other  Person,  upon  which assignment Borrower and its

Subsidiaries shall perform all of their respective  obligations  under  the

Loan  Documents  in  favor of Banks' assignee(s) as though such assignee(s)

were originally a party or parties to this Agreement.

     11.10 AMENDMENTS.   No amendment  or waiver  of any provision of  this

Agreement   or  consent  to  any  departure  therefrom  by  Borrower,   its

Subsidiaries, Banks or Agent shall be effective unless the same shall be in writing and signed  by  Borrower, its Subsidiaries, Banks and Agent and, in

the case of a waiver or consent,  such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     11.11 ENTIRE  AGREEMENT.   This  Agreement  constitutes   the   entire

agreement  among  the  parties  and supersedes any and all prior agreements with respect to the transactions contemplated hereby.

     11.12 CONFLICTS.  This Agreement is in addition to and supplements the

provisions of the other Loan Documents.   To the extent that the provisions

of this Agreement are in conflict with, and  not merely in addition to, the provisions  of  the  other Collateral Documents,  the  provisions  of  this

Agreement shall govern.

     IN WITNESS WHEREOF,  the  parties  hereto  and intervenors herein have caused this Agreement to be executed by their respective officers thereunto duly authorized effective as of the date first written above.

                              BORROWER:

                              GULF ISLAND FABRICATION, INC.


                              By:  /S/ KERRY J. CHAUVIN
                                       Kerry J. Chauvin, President

                              EXISTING SUBSIDIARIES:

                              DOLPHIN SERVICES, INC.


                              By:  /S/ KERRY J. CHAUVIN
                                       Kerry J. Chauvin, President

                              SOUTHPORT, INC.


                              By:  /S/ KERRY J. CHAUVIN
                                       Kerry J. Chauvin, Chairman

                              BANKS:

                              FIRST NATIONAL BANK OF COMMERCE


                              By:  /S/ J. CHARLES FREEL, JR.
                                       J. Charles Freel, Jr.,
                                       Senior Vice President

                              WHITNEY NATIONAL BANK


                              By:  /S/ HARRY C. STAHEL
                                       Harry C. Stahel
                                       Senior Vice President

                              AGENT:

                              FIRST NATIONAL BANK OF COMMERCE


                              By:  /S/ J. CHARLES FREEL, JR.
                                       J. Charles Freel, Jr.,
                                       Senior Vice President


                             EXHIBITS


A.   First NBC's form of Application for Stand-By Letter of Credit

B. $10,000,000.00 Revolving Promissory Note made payable to the order of First NBC

C. $10,000,000.00 Revolving Promissory Note made payable to the order of Whitney

D.   Fourth   Amendment   to   Collateral   Pledge  Agreement  and  Receipt
     (Possessory Collateral Security Agreement)(Borrower)

E.   Fourth  Amendment  to  Collateral  Assignment   of  Leases  and  Rents
     (Borrower)

F.   Fourth Amendment to Commercial Security Agreement (Borrower)

G.   Second  Amendment  to  Pledge  of  Collateral Mortgage  Note  (Dolphin
     Services)

H.   Second  Amendment  to  Pledge  of Collateral  Mortgage  Note  (Dolphin
     Services)

I.   Second Amendment to Commercial Security Agreement (Dolphin Services)

J.   Second Amendment to Commercial Pledge and Security Agreement

K.   Borrower's Default and Warranty Certificate

L.   List of Collateral Documents

M.   Description of Real Property



                             SCHEDULES

1.   List of Borrower's Litigation










                             EXHIBIT A
    APPLICATION FOR STAND-BY LETTER OF CREDIT AND SECURITY AGREEMENT
FIRST NATIONAL BANK OF COMMERCE
210 BARONNE STREET       ___________________, LOUISIANA __________, 19______
NEW ORLEANS, LOUISIANA 70112

GENTLEMEN:

BY THIS AGREEMENT (THE "AGREEMENT"), WE APPLY FOR AND AUTHORIZE YOU TO ISSUE YOUR IRREVOCABLE STAND-BY LETTER OF CREDIT IN FAVOR OF ____________________________________________________________(THE "BENEFICIARY")

FOR ACCOUNT OF ________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________
AVAILABLE BY DRAFT(S) DRAWN AT SIGHT ON YOU IN AN AMOUNT NOT TO EXCEED

_______________U.S. DOLLARS ($ U.S.___________________________________________)

(THE "PRINCIPAL") WHEN ACCOMPANIED BY THE FOLLOWING DOCUMENT(S):




SPECIAL INSTRUCTIONS:





ANY DRAFT(S) DRAWN UNDER THE LETTER OF  CREDIT  MUST  BE  DRAWN  AND  PRESENTED
TOGETHER    WITH    ACCOMPANYING    DOCUMENTATION    AT    YOUR    OFFICE    AT
__________________________________________________,LOUISIANA _______________

(THE    "MAIN   OFFICE")   ON   OR   BEFORE   YOUR   CLOSE   OF   BUSINESS   ON
_______________________________,      19______      (THE "EXPIRATION DATE").

IN CONSIDERATION OF YOUR ISSUING YOUR IRREVOCABLE STAND-BY LETTER OF CREDIT ON THE TERMS SET FORTH ABOVE (THE "CREDIT"), WE HEREBY AGREE TO THE FOLLOWING TERMS AND CONDITIONS:

1. THIS CREDIT, IN PRINCIPAL, INTEREST, COSTS AND ATTORNEY'S FEES, AND ANY AMENDMENT, MODIFICATION, EXTENSION OR RENEWAL HEREOF, AND ANY AND ALL DEBTS, OBLIGATIONS AND LIABILITIES OF EVERY KIND AND CHARACTER OF ANY OF US TO YOU, WHETHER CURRENTLY EXISTING OR HEREAFTER ARISING, DIRECT OR INDIRECT, PRIMARY OR SECONDARY, JOINT, SEVERAL OR IN SOLIDO, FIXED OR CONTINGENT, LIQUIDATED OR UNLIQUIDATED, WHETHER ORIGINALLY PAYABLE TO YOU OR TO A THIRD PARTY AND SUBSEQUENTLY ACQUIRED BY YOU AND WHETHER SUCH DEBTS, OBLIGATIONS OR LIABILITIES ARE EVIDENCED BY NOTE, OPEN ACCOUNT, OVERDRAFT, ENDORSEMENT, SURETY AGREEMENT, GUARANTEE, SECURITY AGREEMENT, PLEDGE AGREEMENT, MORTGAGE, LOAN AGREEMENT, LETTER OF CREDIT, COMMITMENT LETTER, ASSIGNMENT OR OTHERWISE, TOGETHER WITH ALL INTEREST, INSURANCE PREMIUMS, ATTORNEY'S FEES AND OTHER CHARGES OF WHATEVER KIND AND NATURE UP TO THE SUM OF FIFTY MILLION ($50,000,000.00) DOLLARS

   (COLLECTIVELY, THE "INDEBTEDNESS"), ARE, AND SHALL BE SECURED BY AND WE HEREBY GRANT YOU A CONTINUING SECURITY INTEREST IN AND TO:
   ____________________________________________________________________________
   ____________________________________________________________________________
   ____________________________________________________________________________
   ____________________________________________________________________________
   ____________________________________________________________________________
   AND ALL ADDITIONS THERETO AND/OR SUBSTITUTIONS THEREFOR; AND BY ALL OTHER SECURITIES AND/OR PROPERTY OF EVERY KIND OR NATURE WHATSOEVER THAT ARE NOW PLEDGED OR MAY HEREAFTER BE PLEDGED TO YOU BY ANY OF US FOR ANY PURPOSE, WHETHER RELATED TO THE CREDIT OR ANY OTHER INDEBTEDNESS OR NOT, AND ALL ADDITIONS AND/OR SUBSTITUTIONS THEREFOR, TOGETHER WITH ANY INTEREST, RIGHTS, DIVIDENDS, DISTRIBUTIONS, NEW SECURITIES, AND ANY OTHER PROPERTY TO WHICH WE MAY BECOME ENTITLED TO DURING THE EXISTENCE OF THIS CREDIT OR ANY OTHER INDEBTEDNESS BY REASON OF THE OWNERSHIP OF THE PLEDGED PROPERTY; FURTHER BY ANY AND ALL MORTGAGES, PLEDGES, SECURITY AGREEMENTS, ASSIGNMENTS OR OTHER SECURITY GRANTED BY US TO YOU TO SECURE THE CREDIT OR ANY OTHER INDEBTEDNESS OR THE OBLIGATIONS OR LIABILITIES OF ANY OTHER PARTY TO YOU (EXCEPT ANY MORTGAGE OR LIEN ON AN INDIVIDUAL'S PRINCIPAL RESIDENCE OTHER THAN ANY SUCH LIEN OR MORTGAGE CREATED EXPRESSLY OR EXPRESSLY ACKNOWLEDGED TO SECURE THIS CREDIT AND ANY OBLIGATION OF APPLICANT(S) HERETO IN CONNECTION WITH THIS TRANSACTION); FURTHER, BY THE PLEDGE OF ALL MONEY, NEGOTIABLE INSTRUMENTS, COMMERCIAL PAPER, NOTES, BONDS, STOCKS, CREDITS, CHOSES IN ACTION, CLAIMS, DEMANDS, OR ANY INTEREST OF ANY THEREOF, WHICH MAY BELONG TO OR BE OWED TO ANY OF US AND WHICH MAY NOW OR HEREAFTER BE IN TRANSIT TO OR FROM YOU OR THAT MAY NOW OR HEREAFTER BE LEFT IN THE POSSESSION OR UNDER CONTROL OF YOU OR YOUR AGENTS FOR ANY PURPOSE WHATSOEVER WHETHER HELD BY OR UNDER THE CONTROL OF YOU ALONE OR WITH OTHERS OR BY ANY OTHER PERSON OR CORPORATION FOR YOUR ACCOUNT; AND FURTHER, BY THE PLEDGE OF THE BALANCE OF EACH AND EVERY DEPOSIT ACCOUNT OR CERTIFICATE OF DEPOSIT WHICH ANY OF US MAY AT ANY TIME MAINTAIN WITH YOU (WITH THE EXCEPTION OF IRA, PENSION AND OTHER TYPES OF TAX-DEFERRED ACCOUNTS). YOU ARE HEREBY AUTHORIZED, AT ANY TIME AND FROM TIME TO TIME, AT YOUR OPTION, TO COMPENSATE YOURSELF BY APPLYING ANY PART OR ALL OF THE BALANCE OF EACH AND EVERY DEPOSIT ACCOUNT OR CERTIFICATE OF DEPOSIT OF ANY OF US MAINTAINED WITH YOU (WITH THE EXCEPTION OF IRA, PENSION AND OTHER TYPES OF TAX-DEFERRED ACCOUNTS), WHETHER OR NOT THE DEPOSIT ACCOUNT OR CERTIFICATE OF DEPOSIT IS MATURE, AND/OR ANY OR ALL MONIES NOW OR HEREAFTER IN THE HANDS OF YOU, OR IN TRANSIT TO OR FROM YOU, AND BELONGING TO ANY OF US, TO THE PAYMENT, IN WHOLE OR IN PART, OF THE CREDIT OR ANY OTHER INDEBTEDNESS, WHETHER OR NOT THE CREDIT OR OTHER INDEBTEDNESS IS DUE OR HAS BEEN DEMANDED.

2. IF ANY DRAFT IS DRAWN ON YOU PURSUANT TO THE CREDIT, WE AUTHORIZE YOU, AT YOUR OPTION, TO COMPENSATE YOURSELF BY APPLYING ANY PART OR ALL OF THE BALANCE OF EVERY DEPOSIT ACCOUNT OR CERTIFICATE OF DEPOSIT WHICH WE MAY MAINTAIN WITH YOU AT ANY TIME, WHETHER OR NOT THE DEPOSIT IS MATURE, AND/OR ANY OR ALL MONIES OR OTHER PROPERTY OR INTEREST OF ANY KIND NOW OR HEREAFTER IN YOUR HANDS, OR IN TRANSIT TO OR FROM YOU, AND BELONGING TO US, TO THE PAYMENT, IN WHOLE OR IN PART, OF THE PRINCIPAL AND ANY INTEREST, COSTS AND ATTORNEY'S FEES WHICH WE MAY OWE TO YOU PURSUANT TO THIS AGREEMENT.

3. IN THE EVENT ANY DRAFT IS DRAWN ON YOU PURSUANT TO THE CREDIT AND YOU DO NOT ELECT TO EXERCISE YOUR RIGHT OF OFFSET AND COMPENSATION SET FORTH IN PARAGRAPH 2 OF THIS AGREEMENT, WE AGREE TO PAY TO YOU ON DEMAND AT THE MAIN OFFICE A SUM WHICH WILL EQUAL THE AMOUNT OF THE DRAFT, PLUS INTEREST THEREON FROM THE DATE THE DRAFT IS DRAWN ON YOU PURSUANT TO THE CREDIT UNTIL PAID AT THE RATE PER ANNUM OF __________________________________________________.
   INTEREST WILL BE CALCULATED ON THE NUMBER OF ACTUAL DAYS ELAPSED BASED ON A YEAR OF 360 DAYS. ALL PAYMENTS MAY BE APPLIED FIRST TO INTEREST, THEN TO INSURANCE PREMIUMS AND OTHER CHARGES (IF APPLICABLE), THEN TO PRINCIPAL. A PAYMENT SHALL NOT BE DEEMED MADE UNTIL THE FUNDS THEREFOR HAVE BEEN ACTUALLY COLLECTED AND MADE AVAILABLE TO YOU AT THE MAIN OFFICE.

4. IN THE EVENT ANY DRAFT IS DRAWN ON YOU PURSUANT TO THE CREDIT IN AN AMOUNT LESS THAN THE FULL AMOUNT OF THE PRINCIPAL, YOU MAY STILL EXERCISE YOUR RIGHTS PURSUANT TO THE PROVISIONS OF PARAGRAPH 2 AND 3 FOR THE FULL AMOUNT OF THE PRINCIPAL. ANY AMOUNT WHICH YOU OFFSET PURSUANT TO THE PROVISIONS OF PARAGRAPH 2 OR WHICH WE MUST PAY TO YOU PURSUANT TO THE PROVISIONS OF PARAGRAPH 3 WHICH ARE IN EXCESS OF DRAFTS ACTUALLY DRAWN ON YOU PURSUANT TO THE CREDIT SHALL BE HELD BY YOU IN PLEDGE TO SECURE THE PAYMENT OF FUTURE DRAFTS UNTIL 30 DAYS AFTER THE EXPIRATION DATE OR AFTER ANY EXTENSION OF THE EXPIRATION DATE WHICHEVER IS LATER. ANY AMOUNTS SO PAID BY US TO YOU WHICH HAVE NOT BEEN DRAWN BY 30 DAYS AFTER THE EXPIRATION DATE OR AFTER ANY EXTENSION OF THE EXPIRATION DATE, WHICHEVER IS LATER, SHALL BE REPAID TO US WITHOUT INTEREST.

5. WE ALSO AGREE TO PAY YOU, ON DEMAND, A COMMITMENT FEE FOR THE CREDIT, WHICH FEE SHALL BE CALCULATED AS FOLLOWS:_________________________________________
   ___________________________________________________________________________.
   WE UNDERSTAND THAT WE ARE NOT ENTITLED TO A REFUND OF ANY PORTION OF THE COMMITMENT FEE UNDER ANY CIRCUMSTANCES, INCLUDING, BUT NOT LIMITED TO, YOUR UNILATERAL REDUCTION, EARLY TERMINATION, OR OTHER MODIFICATION OF THE CREDIT. WE ADDITIONALLY AGREE TO PAY YOU ALL CHARGES AND EXPENSES INCURRED IN CONNECTION WITH THE CREDIT, INCLUDING, BUT NOT LIMITED TO COLLECTION COSTS, COURT COSTS AND ATTORNEY'S FEES.

6. WE AGREE THAT, REGARDLESS OF ANY EXTENSION OF THE EXPIRATION DATE, ANY INCREASE IN THE AMOUNT OF THE CREDIT, OR ANY OTHER MODIFICATION OF THE TERMS OF THE CREDIT, THIS AGREEMENT SHALL BE BINDING UPON US. NO SUCH MODIFICATION OF THE CREDIT OR THIS AGREEMENT WILL BE EFFECTIVE UNLESS AGREED TO IN WRITING BY YOU.

7. EACH OF THE FOLLOWING SHALL  CONSTITUTE  AN  EVENT  OF  DEFAULT  UNDER  THIS
   AGREEMENT: SHOULD WE MAKE ANY MISREPRESENTATION TO YOU IN CONNECTION WITH THE OBTAINING OF THE CREDIT; SHOULD WE BE IN DEFAULT WITH RESPECT TO ANY PAYMENT OF PRINCIPAL, INTEREST, COMMITMENT FEES, COSTS OR ATTORNEY'S FEES UNDER THIS AGREEMENT; SHOULD WE FAIL TO PAY ALL OR ANY PART OF THE PRINCIPAL IN ACCORDANCE WITH THE PROVISIONS SET FORTH HEREIN; SHOULD THERE BE A DEFAULT IN ANY MORTGAGE OR PLEDGE SECURING OUR PAYMENT OF ALL OR ANY PART OF THE PRINCIPAL, INTEREST AND OTHER CHARGES; SHOULD WE BE IN DEFAULT WITH RESPECT TO ANY OTHER OBLIGATION CONTAINED HEREIN, OR WITH RESPECT TO ANY OBLIGATION OWED BY US TO YOU OR OTHERS FOR THE REPAYMENT OF BORROWED
   MONIES; SHOULD WE FILE A PETITION UNDER ANY CHAPTER OF THE FEDERAL BANKRUPTCY ACT OR ANY SIMILAR STATE OR FEDERAL LAW, WHETHER NOW OR HEREAFTER EXISTING; SHOULD ANY BANKRUPTCY PROCEEDING BE COMMENCED AGAINST US AND SHOULD WE FAIL TO FILE AN ANSWER CONTROVERTING AND OPPOSING THE PETITION, OR FAIL TO OBTAIN A DISMISSAL OF SUCH ACTION WITHIN 45 DAYS OF ITS COMMENCEMENT; SHOULD WE BE THE SUBJECT OF AN ORDER FOR RELIEF AGAINST US IN ANY SUCH BANKRUPTCY PROCEEDING OR HAVE A CUSTODIAN (AS DEFINED IN THE FEDERAL BANKRUPTCY ACT) OR A STATE COURT KEEPER OR RECEIVER OR TRUSTEE APPOINTED FOR US OR HAVE ANY COURT TAKE JURISDICTION OF ANY PART OF OUR PROPERTY IN ANY INVOLUNTARY PROCEEDINGS FOR THE PURPOSE OF REORGANIZATION, ARRANGEMENT, DISSOLUTION OR LIQUIDATION, AND THE COURT'S JURISDICTION IS NOT TERMINATED OR THE TRUSTEE, KEEPER OR RECEIVER IS NOT DISCHARGED WITHIN 45 DAYS AFTER THE COMMENCEMENT OF SUCH PROCEEDING; SHOULD WE APPLY FOR ANY SUCH RELIEF UNDER STATE LAW; SHOULD WE MAKE A GENERAL ASSIGNMENT FOR THE BENEFIT OF CREDITORS OR HAVE APPOINTED A COMMITTEE OF CREDITORS; SHOULD THERE BE CALLED A MEETING OF OUR CREDITORS; SHOULD WE ADMIT OUR INABILITY TO PAY OUR DEBTS AS THEY BECOME DUE; SHOULD WE SUSPEND THE TRANSACTION OF OUR USUAL BUSINESS; OR SHOULD YOU IN ANY WAY DEEM YOURSELF INSECURE AT ANY TIME. UPON THE OCCURRENCE OF AN EVENT OF DEFAULT, ALL OUTSTANDING PRINCIPAL AND ANY AND ALL OTHER INDEBTEDNESS WHICH WE MAY OWE TO YOU SHALL, AT YOUR OPTION, BECOME IMMEDIATELY DUE AND PAYABLE. IF AT THE TIME ANY EVENT OF DEFAULT OCCURS, ANY PORTION OF THE CREDIT REMAINS UNDISBURSED, WE SHALL PAY TO YOU IN CASH, WITHIN 24 HOURS OF YOUR DEMAND THEREFOR, FOR APPLICATION TO DRAWINGS UNDER THE CREDIT, AN AMOUNT EQUAL TO SUCH UNDISBURSED PORTION OF THE CREDIT. IF WE DO NOT PAY SUCH AMOUNT ON DEMAND, YOU SHALL HAVE THE
   RIGHT, WITHOUT PREJUDICE TO YOUR OTHER RIGHTS, TO COLLECT SUCH AMOUNT PURSUANT TO PARAGRAPHS 2 AND 3 ABOVE, AND TO HOLD THAT SUM IN PLEDGE AS PROVIDED IN PARAGRAPH 4 ABOVE. ANY AMOUNTS WHICH WE HAVE PAID TO YOU ON SUCH DEMAND AND WHICH HAVE NOT BEEN DRAWN BY 30 DAYS AFTER THE EXPIRATION DATE, OR AFTER ANY EXTENSION OF THE EXPIRATION DATE, WHICHEVER IS LATER, SHALL BE REPAID TO US WITHOUT INTEREST.

8. WE AGREE THAT YOU MAY AT ANY TIME DELIVER THE CREDIT THROUGH ANY BANK(S) ("CORRESPONDENTS") YOU IN YOUR SOLE DISCRETION MAY CHOOSE. WE HOLD YOU HARMLESS FOR ANY ACTIONS OR CLAIMS ARISING OUT OF THE HANDLING OF SUCH DELIVERY BY THE CORRESPONDENTS MAKING THE DELIVERY. WE FURTHER AGREE THAT NEITHER YOU NOR ANY CORRESPONDENTS SHALL EVER IN ANY WAY BE RESPONSIBLE FOR PERFORMANCE BY ANY BENEFICIARY OF ITS OBLIGATIONS TO US NOR FOR THE FORM, VALIDITY, SUFFICIENCY, CORRECTNESS, TRUTHFULNESS OR GENUINENESS OF ANY DOCUMENTS DELIVERED IN CONNECTION WITH THE CREDIT, EVEN IF SUCH DOCUMENTS SHOULD IN FACT PROVE TO BE IN ANY OR ALL RESPECTS INVALID, INSUFFICIENT, FRAUDULENT OR FORGED; FOR FAILURE OF ANY DRAFT TO BEAR ANY REFERENCE OR
   CORRECT REFERENCE TO THE CREDIT; FOR ERRORS, OMISSIONS OR DELAYS IN TRANSMISSION OR DELIVERY OF ANY MESSAGES WHETHER BY MAIL, CABLE, TELEGRAPH OR OTHERWISE; OR, FOR ANY ERROR, NEGLECT OR DEFAULT OF ANY CORRESPONDENTS. WE FURTHER AGREE THAT, IF ANY OF THE ABOVE EVENTS SHOULD OCCUR, SUCH EVENT WILL NOT AFFECT, IMPAIR OR PREVENT OUR LIABILITY OR YOUR RIGHTS OR POWERS HEREUNDER. WE AGREE THAT ANY ACTION TAKEN BY YOU OR BY ANY CORRESPONDENT IN CONNECTION WITH THE CREDIT, INCLUDING BUT NOT LIMITED TO RELATIVE DRAFTS, DOCUMENTS, OR PROPERTY, AS WELL AS ANY INACTION OR OMISSION, SHALL NOT RESULT IN LIABILITY TO YOU OR ANY CORRESPONDENT.

9. WITHOUT LIMITING THE FOREGOING, AND IN ADDITION TO THE PROVISIONS OF PARAGRAPH 8 HEREOF, YOU ARE HEREBY EXPRESSLY AUTHORIZED AND DIRECTED TO HONOR ANY REQUEST FOR PAYMENT WHICH IS MADE UNDER AND IN COMPLIANCE WITH THE TERMS OF THE CREDIT WITHOUT REGARD TO, AND WITHOUT ANY DUTY ON YOUR PART TO INQUIRE INTO, THE EXISTENCE OF ANY, DISPUTES OR CONTROVERSIES BETWEEN ANY OF THE UNDERSIGNED, THE BENEFICIARY OR ANY OTHER PERSON, FIRM, OR CORPORATION, OR THE RESPECTIVE RIGHTS, DUTIES OR LIABILITIES OF ANY OF THEM OR WHETHER ANY FACTS OR OCCURRENCES REPRESENTED IN ANY OF THE DOCUMENTS PRESENTED UNDER THE CREDIT ARE TRUE OR CORRECT. WE FULLY UNDERSTAND AND AGREE THAT YOUR SOLE OBLIGATION TO US SHALL BE LIMITED TO HONORING REQUESTS FOR PAYMENT MADE UNDER AND IN COMPLIANCE WITH THE TERMS OF THE CREDIT AND THIS AGREEMENT, AND YOUR OBLIGATION REMAINS SO LIMITED EVEN IF YOU MAY HAVE ASSISTED US IN THE PREPARATION OF THE WORDING OF THE CREDIT OR ANY DOCUMENTS REQUIRED TO BE PRESENTED THEREUNDER, OR IF YOU MAY OTHERWISE BE AWARE OF THE UNDERLYING TRANSACTION GIVING RISE TO THE CREDIT AND THIS AGREEMENT.

10.WE AGREE, AT ANY TIME AND FROM TIME TO TIME WHETHER OR NOT ANY  DRAFTS  HAVE
   BEEN DRAWN PURSUANT TO THIS CREDIT AND WHETHER OR NOT THERE HAS OCCURRED ANY EVENT OF DEFAULT UNDER THIS AGREEMENT OR ANY OTHER AGREEMENT WE MAY HAVE WITH YOU, WITHIN 24 HOURS OF DEMAND BY YOU, TO DELIVER, CONVEY, TRANSFER, PLEDGE AND/OR ASSIGN TO YOU, AS SECURITY FOR PAYMENT OF PRINCIPAL, INTEREST AND OTHER CHARGES AND PERFORMANCE OF THIS AGREEMENT, SECURITY OR ADDITIONAL SECURITY OF A VALUE AND CHARACTER SATISFACTORY TO YOU AND TO MAKE SUCH PAYMENTS TO YOU AS YOU MAY REQUIRE PURSUANT TO THE TERMS OF THIS AGREEMENT.

11.WE AGREE TO MAINTAIN  INSURANCE  ON  ALL  PROPERTY  MORTGAGED  OR PLEDGED TO
   SECURE THIS AGREEMENT, INSURING YOU AGAINST THE LOSS OF SUCH PROPERTY BY FLOOD, FIRE, THEFT OR OTHER PERIL, FOR THE TERM OF THE CREDIT AND ALL EXTENSIONS OR RENEWALS OF THE CREDIT. IF WE SHOULD FAIL TO INSURE THE MORTGAGED OR PLEDGED PROPERTY AND DELIVER A COPY OF THE INSURANCE POLICY TO YOU WITHIN 30 DAYS OF THE EXECUTION OF THIS AGREEMENT, OR IF WE FAIL TO OBTAIN A RENEWAL POLICY IMMEDIATELY, OR IF WE OBTAIN SUCH INSURANCE BUT FOR ANY REASON IT IS CANCELLED, IN WHOLE OR PART, AT ANY TIME BEFORE THE EXPIRATION DATE OF THE CREDIT INCLUDING EXTENSIONS OR RENEWALS THEREOF, AND WE FAIL TO OBTAIN A RENEWAL POLICY IMMEDIATELY, OR IF WE FAIL TO PAY TAXES OR ASSESSMENTS ON THE MORTGAGED OR PLEDGED PROPERTY OR PERMIT ANY LIENS TO BE PLACED AGAINST THE PROPERTY, YOU, IN ADDITION TO ANY OTHER RIGHTS YOU MAY HAVE UNDER THIS AGREEMENT SHALL HAVE THE RIGHT TO OBTAIN AND PAY FOR SUCH POLICY, SUCH TAXES OR ASSESSMENTS, AND THE AMOUNT NECESSARY TO DISCHARGE SUCH LIENS, UP TO THE AMOUNT OF ONE MILLION ($1,000,000.00) DOLLARS, AND ALL SUCH AMOUNTS SHALL BE SECURED BY THIS AGREEMENT AND BY ALL COLLATERAL NOW OR HEREAFTER GIVEN TO SECURE OUR OBLIGATIONS TO YOU. IF, IN YOUR OPINION, IT IS NECESSARY AT ANY TIME, WHETHER OR NOT AN EVENT OF DEFAULT OCCURS, TO PERFORM REPAIR WORK ON THE MORTGAGED OR PLEDGED PROPERTY IN ORDER TO PUT IT INTO SUITABLE CONDITION FOR SALE, YOU ARE AUTHORIZED TO MAKE SUCH REPAIRS AND ALL AMOUNTS SPENT FOR SUCH PURPOSES UP TO THE AMOUNT OF TWO HUNDRED THOUSAND ($200,000.00) DOLLARS SHALL BE SECURED BY THIS AGREEMENT AND BY ALL ACCOUNTS OR COLLATERAL NOW OR HEREAFTER IN YOUR POSSESSION AND/OR GIVEN TO SECURE OUR OBLIGATIONS TO YOU.

   THE IMMEDIATELY PRECEDING PARAGRAPH DOES NOT OBLIGE YOU TO PROCURE INSURANCE, PAY TAXES OR ASSESSMENTS, DISCHARGE LIENS, OR REPAIR PROPERTY, BUT PROVIDES AN OPTION FOR YOU TO DO SO. YOU MAY DEMAND IMMEDIATE REIMBURSEMENT FROM US OF ANY SUCH AMOUNTS SPENT BY YOU. OUR FAILURE TO REPAY SUCH AMOUNTS WITHIN 24 HOURS OF SUCH DEMAND SHALL, AT YOUR OPTION, CONSTITUTE AN EVENT OF DEFAULT.

12.WE BIND OURSELVES TO PAY THE FEES OF ANY ATTORNEY AT LAW WHOM YOU MAY EMPLOY
   TO RECOVER THE PRINCIPAL, THE COMMITMENT FEE, OR ANY INTEREST OR OTHER COST OWING TO YOU BY US PURSUANT TO THIS AGREEMENT, OR ANY PART HEREOF, OR TO
   PROTECT ANY SECURITY GIVEN HEREUNDER OR YOUR INTEREST HEREIN, OR TO COMPROMISE OR TAKE ANY OTHER ACTION WITH REGARD HERETO, WHICH FEES ARE HEREBY FIXED AT 25% OF THE AMOUNT THEN OWING OR SOUGHT TO BE COLLECTED, PROTECTED, OR PRESERVED.

13.WE  WAIVE  PRESENTMENT  FOR  PAYMENT, NOTICE OF NONPAYMENT, DEMAND, PROTEST,
   NOTICE OF PROTEST, ALL PLEAS OF DIVISION AND DISCUSSION AND AGREE THAT THE TIME OF PAYMENT OF THE PRINCIPAL, INTEREST, AND OTHER CHARGES MAY BE EXTENDED, FROM TIME TO TIME ONE OR MORE TIMES, WITHOUT NOTICE OF SUCH EXTENSIONS AND WITHOUT FURTHER CONSENT. WITHOUT NOTICE TO US, OR WITHOUT ANY FURTHER CONSENT, YOU MAY SUBSTITUTE, RELEASE, DISCHARGE OR OTHERWISE ALTER ANY ONE OR MORE OF OUR OBLIGATIONS WITHOUT AFFECTING IN ANY WAY ANY OTHER OF OUR OBLIGATIONS. NO WAIVER OF ANY RIGHT BY YOU SHALL BE EFFECTIVE EXCEPT AS SPECIFICALLY PROVIDED IN WRITING. NO DELAY BY YOU IN THE EXERCISE OF ANY RIGHT SHALL AFFECT SUCH RIGHT, NOR PRECLUDE FUTURE EXERCISE OF SUCH OR SIMILAR RIGHTS.

14.WHEN  YOU  ARE  REQUIRED  TO MAKE DEMAND UPON US PURSUANT TO THIS AGREEMENT,
   DEMAND SHALL BE DEEMED TO HAVE BEEN MADE ON THE DATE AND HOUR WHEN YOU HAVE EITHER TELEPHONED US OR HAVE SENT WRITTEN NOTICE OF DEMAND TO THE MOST RECENT ADDRESS WHICH WE HAVE GIVEN YOU IN WRITING, BY TELEGRAPH, TELEX, CABLE OR REGISTERED MAIL.

15.WE AGREE THAT EVEN IF THE LETTER OF  CREDIT IS ISSUED IN A FOREIGN CURRENCY,
   THE PRINCIPAL AMOUNT OF EACH DRAWING, FOR THE PURPOSES OF DETERMINING THE PRINCIPAL OUTSTANDING, WILL BE THE U.S. DOLLAR EQUIVALENT OF THE FOREIGN CURRENCY AMOUNT CONVERTED AT THE RATE OF EXCHANGE WHICH IS DETERMINED BY YOU AT THE RATE YOU IN YOUR SOLE DISCRETION MAY SET ON THE DATE OF ANY DRAWING. FURTHER, WE INDEMNIFY YOU AND YOUR CORRESPONDENTS AGAINST ALL OBLIGATIONS, LIABILITIES AND RESPONSIBILITIES WHICH ARE IMPOSED BY OR RESULT FROM FOREIGN LAWS, CUSTOMS AND USAGES.

16.WE UNDERSTAND THAT IF THE LETTER  OF CREDIT IS DESIGNATED AS "TRANSFERABLE,"
   ANY TRANSFER WILL ONLY BE EFFECTIVE AFTER YOU HAVE RECEIVED AND ACKNOWLEDGED WRITTEN NOTICE OF TRANSFER.

17.IF THIS AGREEMENT IS SIGNED BY ONE PARTY, THE TERMS "WE," "OUR," "US," SHALL
   BE READ THROUGHOUT AS "I, "MY," "ME," AS THE CASE MAY BE. IF THIS AGREEMENT IS SIGNED BY TWO OR MORE PARTIES, IT SHALL BE THE JOINT, SEVERAL AND SOLIDARY OBLIGATION OF SUCH PARTIES, AND THE TERMS, "WE," "OUR," AND "US" SHALL BE READ THROUGHTOUT AS "OUR, OR ANY OF OUR," AND "US, OR ANY OF US." THE TERMS "WE," "OUR," AND "US," AS USED IN THIS AGREEMENT, MEAN EACH MAKER, ENDORSER, GUARANTOR, OR OTHER SURETY OF THE PRINCIPAL, INTEREST AND OTHER CHARGES AND ANY AND ALL OTHER INDEBTEDNESS OWING BY US TO YOU, INCLUDING ANY PERSON OR ENTITY PLEDGING OR MORTGAGING PROPERTY TO SECURE THE PRINCIPAL AND ANY AND ALL OTHER INDEBTEDNESS ARISING PURSUANT TO THIS AGREEMENT, AS WELL AS THEIR HEIRS, SUCCESSORS OR ASSIGNS. THE TERMS "YOU" AND "YOUR" SHALL BE READ THROUGHOUT TO REFER TO BANK, ITS SUCCESSORS, TRANSFEREES AND ASSIGNS.

18.IN THE EVENT THAT ANY PROVISION OF THIS AGREEMENT IS INVALIDATED BY A CHANGE
   IN EXISTING LAW OR REGULATIONS OR BY A DECISION OF ANY COURT HAVING JURISDICTION OVER THIS AGREEMENT OR THE PARTIES HERETO, SUCH PROVISION WILL BE CONSIDERED AS HAVING BEEN SEVERED FROM THIS AGREEMENT, AND THE REMAINING PROVISIONS OF THIS AGREEMENT WILL CONTINUE IN FULL FORCE AND EFFECT.

19.THIS AGREEMENT SHALL BE DEEMED TO BE MADE UNDER AND SHALL IN ALL RESPECTS BE
   GOVERNED BY THE LAWS OF THE STATE OF LOUISIANA. THE CREDIT WILL BE SUBJECT TO THE UNIFORM CUSTOMS OF PRACTICE FOR DOCUMENTARY CREDITS (1983 REVISION), INTERNATIONAL CHAMBER OF COMMERCE PUBLICATION NO. 400, OR BY SUBSEQUENT UNIFORM CUSTOMS AND PRACTICE FIXED BY SUBSEQUENT CONGRESSES OF THE INTERNATIONAL CHAMBER OF COMMERCE.

THE FOREGOING ACCEPTED AND AGREED TO:
___________________________________     ___________________________________
                                             (NAME OF APPLICANT)

___________________________________     ___________________________________
                                        (AUTHORIZED SIGNATURE AND TITLE)

BY: _______________________________     ___________________________________
   (AUTHORIZED SIGNATURE AND TITLE)          (NAME OF APPLICANT)

BY: _______________________________     ___________________________________
   (AUTHORIZED SIGNATURE AND TITLE)          (NAME OF APPLICANT)

                       GUARANTY BY ENDORSEMENT

   EACH OF THE UNDERSIGNED UNCONDITIONALLY GUARANTEE THE PUNCTUAL PAYMENT OF PRINCIPAL AND ANY AND ALL OTHER INDEBTEDNESS ARISING PURSUANT TO THIS AGREEMENT AND EACH AMENDMENT, MODIFICATION, EXTENSION OR RENEWAL HEREOF IN ACCORDANCE WITH THE PROVISIONS HEREOF. ALL THE TERMS, CONDITIONS, WAIVERS AND PROVISIONS OF THIS AGREEMENT SHALL BE BINDING UPON EACH OF THE UNDERSIGNED. THE UNDERSIGNED EACH HEREBY WAIVE PRESENTMENT FOR PAYMENT, DEMAND, PROTEST, NOTICE OF PROTEST, NON-PAYMENT AND DEMAND, AND AGREE THAT THE LIABILITY OF EACH OF THE UNDERSIGNED IS IN SOLIDO WITH THE MAKER OR MAKERS OF THIS AGREEMENT.
   THE UNDERSIGNED FURTHER AGREE THAT THE MATURITY OF THE PRINCIPAL AND ANY AND ALL OTHER INDEBTEDNESS ARISING PURSUANT TO THIS AGREEMENT MAY BE EXTENDED FROM TIME TO TIME ONE OR MORE TIMES, WITHOUT NOTICE OF SUCH EXTENSIONS AND WITHOUT FURTHER CONSENT; THAT ANY OF US MAY AT ANY TIME BE RELEASED IN WHOLE OR IN PART FROM THEIR OBLIGATIONS HEREUNDER WITHOUT AFFECTING THE CONTINUING LIABILITY OR OBLIGATIONS OF ANY OF US HEREUNDER; AND THE SECURITY FOR THE PAYMENT THEREOF MAY FROM TIME TO TIME BE SUBSTITUTED, EXCHANGED, OR RELEASED, OR OTHERWISE DEALT WITH AS BANK MAY DETERMINE, WITHOUT NOTICE TO OR FURTHER ASSENT OF UNDERSIGNED, OR ANY OF THEM, EACH OF WHOM SHALL REMAIN BOUND IN SOLIDO WITH THE MAKER OR MAKERS OF THIS AGREEMENT.


________________________________       _______________________________________

________________________________       _______________________________________



                                 EXHIBIT B




                    COMMERCIAL PROMISSORY NOTE
                            (REVOLVING)



$10,000,000.00                             New Orleans, Louisiana
                                                  August 21, 1998



  FOR VALUE RECEIVED, the undersigned ("BORROWER", whether one or more), in solido, promises to pay to the order of FIRST NATIONAL BANK OF COMMERCE ("BANK"), as provided below, at 201 St. Charles Avenue, New Orleans, Louisiana 70170, the sum of TEN MILLION AND NO/100 DOLLARS ($10,000,000.00), with interest thereon from date until paid, at the rates specified in the Loan Agreement (as hereinafter defined). All payments shall be applied first to interest, then to other charges and insurance premiums (if applicable), then to principal.

  This note is one of the notes referred to in, is subject to the terms and conditions of, and is entitled to the benefits of, that certain Seventh Amended and Restated Revolving Credit Agreement, dated effective as of the date hereof, by and among Borrower, Dolphin Services, Inc., Southport, Inc., Whitney National Bank ("WHITNEY"), and Bank, in its individual capacity and as agent for Bank and Whitney (the "LOAN AGREEMENT"), which Loan Agreement, among other things, contains provisions for the maximum amount of credit to be made available hereunder, certain fees, acceleration of the maturity hereof upon the happening of certain stated events, and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified. Bank may from time to time make advances to Borrower under the Loan Agreement, the aggregate unpaid principal balance of which shall not exceed the principal amount stated herein. Borrower shall be obligated to repay only the actual amount advanced, plus interest and appropriate penalties calculated as provided in this Note.

  SINGLE PAYMENT NOTE/SINGLE PRINCIPAL PAYMENT, PERIODIC INTEREST INSTALLMENTS. PRINCIPAL SHALL BE PAYABLE IN FULL ON DECEMBER 31, 2000, AND INTEREST THEREON SHALL BE PAYABLE ON THE LAST DAY OF SEPTEMBER, 1998, AND THE LAST DAY OF EACH CALENDAR QUARTER THEREAFTER.

  A. SECURITY. This note is secured by all of the Collateral Documents (as defined in the Loan Agreement).

  B. LATE PAYMENT. A payment is not deemed made until funds are collected and made available to Bank. If any payment, whether the payment represents principal or interest or both, is not paid in full when due, whether during the term of this note or at maturity, and such nonpayment shall have continued for a period of five (5) days following written notice thereof by Bank to Borrower, Bank may impose upon and collect from Borrower a late charge equal to five percent (5%) of the unpaid amount of the payment then due and owing. Late charges imposed under this section shall not be less than $25.00 nor more than $100.00 per occurrence.


  C. DEFAULT. If this note is in default, Bank may, at its option and without notice or demand, declare immediately due and payable the entire unpaid balance of the note.

  Each of the following shall constitute a default under this note: if this note is not paid in accordance with its terms and such nonpayment in accordance with its terms shall have continued for a period of five (5) days following written notice of such default by Bank to Borrower; or the occurrence of an Event of Default, as defined in the Loan Agreement.

  D. ATTORNEY'S FEES. Borrower agrees to pay the reasonable fees of any attorney at law who may be employed to recover the amount hereof, or any part hereof, in principal or interest, or to protect any security herefor or the interest of the holder hereof, or to compromise or to take any other action with regard hereto, which fees shall not exceed twenty-five percent (25%) of the amount then owing hereon or sought to be collected, protected, or preserved.

  E. PREPAYMENT. Borrower may prepay the note in full or in part at any time in accordance with the terms of the Loan Agreement.

  F. WAIVER OF DEFENSES. Each party waives presentment for payment, demand, notice of nonpayment, demand, and protest, and agrees that the time of payment hereof may be extended from time to time, one or more times, without notice of such extension or extensions, and without further consent. The term "PARTY" as used in this note, means each maker, endorser, guarantor, or other surety of this note, including any person or entity pledging or mortgaging property to secure this note and their heirs, successors, or assigns. Without notice to, or consent of, any party, Bank may substitute, release, discharge, or otherwise alter the obligation of any party, without affecting in any way the obligation of any other party. No waiver of any right by Bank shall be effective, unless in writing and signed by Bank. No delay by Bank in the exercise of any right shall affect such right, nor preclude future exercise of such similar rights. As used herein, the term "BANK" shall be deemed to include not only Bank and its successors and assigns, but also any transferee(s), endorsee(s), or future holder(s) of this note.

  G. INTEREST CALCULATION. Interest shall be calculated as specified in the Loan Agreement.

  H. ELECTION OF LAW. This note shall be governed by and construed under the law of the State of Louisiana. Each party agrees that any action arising out of this note, or any renewals or substitutions for this note, may be brought in any competent court in the Parish of Orleans, State of Louisiana.

  This note, together with that certain Commercial Promissory Note (Revolving) dated August 21, 1998, in the principal sum of $10,000,000.00, executed by Borrower, payable to the order of Whitney, bearing interest at the per annum rate set forth herein (the "WHITNEY NOTE"), is given in renewal and rearrangement and not in novation or discharge of: (a) that certain promissory note of Borrower payable to the order of Bank, dated May 1, 1997, in the amount of $10,000,000.00, and (b) that certain promissory note of Borrower payable to the order of Whitney, dated May 1, 1997, in the amount of $10,000,000.00 (both of the foregoing promissory notes being collectively referred to as the "FORMER NOTES").

  The indebtedness evidenced by this note and the Whitney Note is a continuation of and an increase in the indebtedness evidenced by the Former Notes, which indebtedness is in no way extinguished or diminished hereby, and nothing contained in this note shall be construed (a) as a novation of the Former Notes or any collateral securing same; (b) as payment of any amount of principal or interest on the Former Notes; or (c) to release, cancel, terminate, or otherwise impair the status or priority of the liens created by the Collateral Documents (as defined in the Loan Agreement) and Borrower hereby ratifies, confirms, and approves the continuing existence, validity, priority, and binding effect of the Collateral Documents.

                              GULF ISLAND FABRICATION, INC.
                              (BORROWER)



                              BY:_______________________________
                                   KERRY J. CHAUVIN
                                   PRESIDENT

                                 EXHIBIT C

                    COMMERCIAL PROMISSORY NOTE
                            (REVOLVING)



$10,000,000.00                             New Orleans, Louisiana
                                                  August 21, 1998


  FOR VALUE RECEIVED, the undersigned ("BORROWER", whether one or more), in solido, promises to pay to the order of WHITNEY NATIONAL BANK ("BANK"), as provided below, at 228 St. Charles Avenue, New Orleans, Louisiana 70130, the sum of TEN MILLION AND NO/100 DOLLARS ($10,000,000.00), with interest thereon from date until paid, at the rates specified in the Loan Agreement (as hereinafter defined). All payments shall be applied first to interest, then to other charges and insurance premiums (if applicable), then to principal.

  This note is one of the notes referred to in, is subject to the terms and conditions of, and is entitled to the benefits of, that certain Seventh Amended and Restated Revolving Credit Agreement, dated effective as of the date hereof, by and among Borrower, Dolphin Services, Inc., Southport, Inc., Bank and First National Bank of Commerce ("FNBC"), in its individual capacity and as agent for Bank and FNBC (the "LOAN AGREEMENT"), which Loan Agreement, among other things, contains provisions for the maximum amount of credit to be made available hereunder, certain fees, acceleration of the maturity hereof upon the happening of certain stated events, and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified. Bank may from time to time make advances to Borrower under the Loan Agreement, the aggregate unpaid principal balance of which shall not exceed the principal amount stated herein. Borrower shall be obligated to repay only the actual amount advanced, plus interest and appropriate penalties calculated as provided in this Note. Bank, at Bank's election, may exercise any and all rights and remedies described in this note through FNBC, as Bank's agent.

  SINGLE PAYMENT NOTE/SINGLE PRINCIPAL PAYMENT, PERIODIC INTEREST INSTALLMENTS. PRINCIPAL SHALL BE PAYABLE IN FULL ON DECEMBER 31, 2000, AND INTEREST THEREON SHALL BE PAYABLE ON THE LAST DAY OF SEPTEMBER, 1998, AND THE LAST DAY OF EACH CALENDAR QUARTER THEREAFTER.

  A. SECURITY. This note is secured by all of the Collateral Documents (as defined in the Loan Agreement).

  B. LATE PAYMENT. A payment is not deemed made until funds are collected and made available to Bank. If any payment, whether the payment represents principal or interest or both, is not paid in full when due, whether during the term of this note or at maturity, and such nonpayment shall have continued for a period of five (5) days following written notice thereof by Bank to Borrower, Bank may impose upon and collect from Borrower a late charge equal to five percent (5%) of the unpaid amount of the payment then due and owing. Late charges imposed under this section shall not be less than $25.00 nor more than $100.00 per occurrence.


  C.    DEFAULT.   If  this note is in default, Bank may, at its option and
without notice or demand, declare immediately due and payable the entire unpaid balance of the note.

  Each of the following shall constitute a default under this note: if this note is not paid in accordance with its terms and such nonpayment in accordance with its terms shall have continued for a period of five (5) days following written notice of such default by Bank to Borrower; or the occurrence of an Event of Default, as defined in the Loan Agreement.

  D. ATTORNEY'S FEES. Borrower agrees to pay the reasonable fees of any attorney at law who may be employed to recover the amount hereof, or any part hereof, in principal or interest, or to protect any security herefor or the interest of the holder hereof, or to compromise or to take any other action with regard hereto, which fees shall not exceed twenty-five percent (25%) of the amount then owing hereon or sought to be collected, protected, or preserved.

  E. PREPAYMENT. Borrower may prepay the note in full or in part at any time in accordance with the terms of the Loan Agreement.

  F. WAIVER OF DEFENSES. Each party waives presentment for payment, demand, notice of nonpayment, demand, and protest, and agrees that the time of payment hereof may be extended from time to time, one or more times, without notice of such extension or extensions, and without further consent. The term "PARTY" as used in this note, means each maker, endorser, guarantor, or other surety of this note, including any person or entity pledging or mortgaging property to secure this note and their heirs, successors, or assigns. Without notice to, or consent of, any party, Bank may substitute, release, discharge, or otherwise alter the obligation of any party, without affecting in any way the obligation of any other party. No waiver of any right by Bank shall be effective, unless in writing and signed by Bank. No delay by Bank in the exercise of any right shall affect such right, nor preclude future exercise of such similar rights. As used herein, the term "BANK" shall be deemed to include not only Bank and its successors and assigns, but also any transferee(s), endorsee(s), or future holder(s) of this note.

  G. INTEREST CALCULATION. Interest shall be calculated as specified in the Loan Agreement.

  H. ELECTION OF LAW. This note shall be governed by and construed under the law of the State of Louisiana. Each party agrees that any action arising out of this note, or any renewals or substitutions for this note, may be brought in any competent court in the Parish of Orleans, State of Louisiana.

  This note, together with that certain Commercial Promissory Note (Revolving) dated August 21, 1998, in the principal sum of $10,000,000.00, executed by Borrower, payable to the order of FNBC, bearing interest at the per annum rate set forth herein (the "FNBC NOTE"), is given in renewal and rearrangement and not in novation or discharge of: (a) that certain promissory note of Borrower payable to the order of Bank, dated May 1, 1997, in the amount of $10,000,000.00, and (b) that certain promissory note of Borrower payable to the order of FNBC, dated May 1, 1997, in the amount of $10,000,000.00 (both of the foregoing promissory notes being collectively referred to as the "FORMER NOTES").

  The indebtedness evidenced by this note and the FNBC Note is a continuation of and an increase in the indebtedness evidenced by the Former Notes, which indebtedness is in no way extinguished or diminished hereby, and nothing contained in this note shall be construed (a) as a novation of the Former Notes or any collateral securing same; (b) as payment of any amount of principal or interest on the Former Notes; or (c) to release, cancel, terminate, or otherwise impair the status or priority of the liens created by the Collateral Documents (as defined in the Loan Agreement) and Borrower hereby ratifies, confirms, and approves the continuing existence, validity, priority, and binding effect of the Collateral Documents.

                              GULF ISLAND FABRICATION, INC.
                              (BORROWER)



                              BY:_______________________________
                                   KERRY J. CHAUVIN
                                   PRESIDENT

                        FOURTH AMENDMENT TO
              COLLATERAL PLEDGE AGREEMENT AND RECEIPT
            (POSSESSORY COLLATERAL SECURITY AGREEMENT)



  THIS FOURTH AMENDMENT TO COLLATERAL PLEDGE AGREEMENT AND RECEIPT (POSSESSORY COLLATERAL SECURITY AGREEMENT) (this "AMENDMENT") is made and entered into as of August 21, 1998, by and among GULF ISLAND FABRICATION, INC., a Louisiana corporation ("BORROWER" or "PLEDGOR"), WHITNEY NATIONAL BANK, a national banking association ("WHITNEY"), and FIRST NATIONAL BANK OF COMMERCE, a national banking association ("FNBC"), in its individual capacity and in its capacity as agent (the "AGENT") for Whitney and FNBC (Whitney, FNBC, and the Agent being sometimes herein referred to collectively as "BANKS").



                             RECITALS:

  WHEREAS, Borrower, Banks, and Margaret Bienvenu, wife of/and Alden J. Laborde, and Angelina Mumphrey, wife of/and Huey J. Wilson, as intervenors, previously entered into that certain Third Amended and Restated Revolving Credit and Term Loan Agreement dated October 29, 1991 (as amended by that certain First Amendment to Third Amended and Restated Revolving Credit and Term Loan Agreement by and among the same parties, dated effective as of July 20, 1992, the "THIRD LOAN AGREEMENT");

  WHEREAS, as security for certain of its obligations under the Third Loan Agreement, Borrower granted unto and in favor of Banks a first mortgage lien upon the Real Property (as defined and described in the Third Loan Agreement), evidenced by the following documents that Borrower executed and delivered to Banks:

        (1) that certain Collateral Mortgage Note of Gulf Island Fabrication, Inc., a Louisiana corporation that was the predecessor-in-interest to Borrower ("GIF"), dated December 17, 1986, in the principal sum of SIX MILLION FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($6,500,000.00), bearing interest at the rate of eighteen percent (18%) per annum from date until paid, and payable to the order of Bearer (as corrected by that certain Act of Correction of Collateral Mortgage Note by GIF, FNBC, and William H. Hines, dated July 27, 1989, and as further amended, extended, and renewed from time to time, the "GIF COLLATERAL NOTE");

        (2) that certain Collateral Mortgage Note of Borrower dated October 29, 1991, in the principal sum of TEN MILLION AND NO/100 DOLLARS ($10,000,000.00), bearing interest at the rate of eighteen percent (18%) per annum from date until paid, and payable to the order of Bearer (as amended, extended, and renewed from time to time, the "COLLATERAL NOTE");

        (3) that certain Act of Collateral Mortgage of GIF, dated December 17, 1986, in favor of Mortgagee and any and all future holders, securing the GIF Collateral Note, recorded in the mortgage records of Terrebonne Parish, Louisiana, in MOB 728, folio 323, under Entry No. 794226 (as supplemented and amended by that certain Act of Supplement and Amendment to Act of Collateral Mortgage by GIF in favor of Mortgagee and any and all future holders, dated July 27, 1989, recorded in the mortgage records of Terrebonne Parish, Louisiana, in MOB 811, folio 143, under Entry No. 850040, and as further supplemented, amended, and reinscribed from time to time, the "GIF COLLATERAL MORTGAGE");

        (4) that certain Act of Collateral Mortgage of Borrower dated October 29, 1991, in favor of Mortgagee and any and all future holders, securing the Collateral Note, recorded in the mortgage records of Terrebonne Parish, Louisiana, in MOB 878, under Entry No. 889436 (as supplemented, amended, and reinscribed from time to time, the "COLLATERAL MORTGAGE"); and

        (5) that certain Collateral Pledge Agreement and Receipt (Possessory Collateral Security Agreement) No. 1000760, dated October 29, 1991, by Borrower to Agent, with respect to the GIF Collateral Note and the Collateral Note (the "ORIGINAL PLEDGE AGREEMENT");

  WHEREAS, Borrower and Banks subsequently entered into various amendments, modifications, and restatements of the Third Loan Agreement and of the various documents associated therewith (collectively with all documents executed in connection with this Agreement, the "LOAN DOCUMENTS"), including, without limitation, that certain First Amendment to Collateral Pledge Agreement and Receipt (Possessory Collateral Security Agreement) dated as of February 25, 1993 and that certain Second Amendment to Collateral Pledge Agreement and Receipt (Possessory Collateral Security Agreement) dated as of October 24, 1996 and that certain Third Amendment to Collateral Pledge Agreement and Receipt (Possessory Collateral Security Agreement) dated as of May 1, 1997 (as so amended, the Original Pledge Agreement shall be referred to as the "AMENDED PLEDGE AGREEMENT");

  WHEREAS, Borrower, Dolphin Services, Inc., Southport, Inc., and Banks are entering into that certain Seventh Amended and Restated Revolving Credit Agreement effective as of the date hereof (together with any and all amendments, modifications, supplements, renewals, or restatements thereof, the "SEVENTH LOAN AGREEMENT"), which Seventh Loan Agreement amends and restates the obligations of Borrower to Banks in their entirety;

  WHEREAS, pursuant to the Seventh Loan Agreement, the obligations of Borrower to Banks are now evidenced by, among other agreements, (i) that certain Commercial Promissory Note (Revolving), of even date herewith, in the principal sum of $10,000,000.00, payable to the order of FNBC, bearing interest as specified in the Seventh Loan Agreement, and (ii) that certain Commercial Promissory Note (Revolving), of even date herewith, in the principal sum of $10,000,000.00, payable to the order of Whitney, bearing interest as specified in the Seventh Loan Agreement (collectively, the "REVOLVING NOTES"); and

  WHEREAS, pursuant to the terms of the Seventh Loan Agreement, Borrower has agreed to execute this Amendment in order to amend the Amended Pledge Agreement to confirm that the Amended Pledge Agreement secures all of Borrower's obligations and liabilities to Banks under the Seventh Loan Agreement and the Revolving Notes;

  NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Original Pledge Agreement, and in consideration of the loans that may hereafter be made by FNBC and Whitney to Borrower, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Banks hereby agree as follows:


                            ARTICLE 1.
                            DEFINITIONS

  1.1. TERMS DEFINED IN THE ORIGINAL PLEDGE AGREEMENT. Unless the context otherwise requires or unless otherwise expressly defined herein or in the recitals, the terms defined in the Original Pledge Agreement shall have the same meanings whenever used in this Amendment.

  1.2 DEFINED TERMS. Unless the context otherwise requires the following terms when used in this Amendment shall have the meanings assigned to them in this Section 1.2:

        "AMENDMENT" shall mean this Fourth Amendment to Collateral Pledge Agreement and Receipt (Possessory Collateral Security Agreement).

        "NOTES" shall mean the Revolving Notes.

        "PLEDGE AGREEMENT" shall mean the Amended Pledge Agreement as amended hereby.


                            ARTICLE 2.
              AMENDMENTS TO AMENDED PLEDGE AGREEMENT

  The first paragraph of APPENDIX A to the Amended Pledge Agreement is hereby amended by deleting the current text thereof in its entirety and inserting in lieu thereof the text of APPENDIX A attached hereto and made a part hereof.

                            ARTICLE 3.
                           MISCELLANEOUS

  3.1 RATIFICATION OF AMENDED PLEDGE AGREEMENT. The Amended Pledge Agreement as hereby amended is hereby ratified and confirmed in all respects. Any reference to the Original Pledge Agreement or the Amended Pledge Agreement in any Loan Document shall be deemed to be a reference to the Amended Pledge Agreement as hereby amended. The effect of this Amendment is to amend the Amended Pledge Agreement as set forth herein and nothing more. The execution, delivery, and effectiveness of this Amendment shall not operate as a waiver of any right, power, or remedy of Banks under the Loan Documents.

  3.2    NO NOVATION.     Nothing contained  herein  shall be considered or
construed to be a novation or discharge of the obligations of Borrower heretofore evidenced by the Amended Pledge Agreement.

  3.3   LOAN DOCUMENTS.   This  Amendment  is  a  Loan  Document,  and  all
provisions in the Seventh Loan Agreement pertaining to Loan Documents apply hereto.

  3.4 GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of Louisiana and any applicable laws of the United States of America in all respects, including construction, validity, and performance.

  3.5 COUNTERPARTS. This Amendment may be separately executed in as many counterparts as may be deemed necessary or convenient, and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original, but all such counterparts shall constitute one and the same Amendment.

  IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.

                              GULF ISLAND FABRICATION, INC.



                              By: ___________________________
                                  Kerry J. Chauvin, President


                              FIRST NATIONAL BANK OF  COMMERCE,
                                 in its individual capacity and as Agent



                              By: ____________________________
                                  J. Charles Freel, Jr.,
                                  Senior Vice President


                              WHITNEY NATIONAL BANK



                              By:   __________________________
                              Name: __________________________
                              Title:__________________________

                                 EXHIBIT D

                               APPENDIX "A"
                                TO
    FOURTH AMENDMENT TO COLLATERAL PLEDGE AGREEMENT AND RECEIPT
            (POSSESSORY COLLATERAL SECURITY AGREEMENT)

     The term "INDEBTEDNESS" refers collectively to any and all obligations and liabilities, whether now existing or hereafter arising, of Borrower to Whitney National Bank, a national banking association ("WHITNEY"), and First National Bank of Commerce, a national banking association ("FNBC") , in its individual capacity and as agent (the "AGENT") for Whitney and FNBC, arising under or in connection with that certain Seventh Amended and Restated Revolving Credit Agreement, dated August 21, 1998, by and among Borrower, Dolphin Services, Inc., Southport, Inc., FNBC, in its individual capacity and as Agent, and Whitney (as extended, modified, amended, supplemented, renewed or restated from time to time, the "LOAN AGREEMENT"), including, without limitation, all indebtedness and obligations evidenced by (i) that certain Commercial Promissory Note (Revolving) dated August 21, 1998, in the principal sum of $10,000,000.00 executed by Borrower payable to the order of FNBC as extended, modified, amended, supplemented or renewed from time to time (the "FNBC REVOLVING NOTE"), and (ii) that certain Commercial Promissory Note (Revolving) dated August 21, 1998, in the principal sum of $10,000,000.00 executed by Borrower payable to the order of Whitney as extended, modified, amended, supplemented or renewed from time to time (the "WHITNEY REVOLVING NOTE" and, together with the FNBC Revolving Note, collectively, the "NOTES"), (v) any letters of credit issued by Bank on behalf of and for the account of Borrower or any of its Subsidiaries in connection with the Loan Agreement (whether one or more, collectively, the "LETTERS OF CREDIT"), (vi) any and all documents, instruments, and agreements, including without limitation, mortgages, assignments, pledge or security agreements, and financing statements, delivered to Bank to secure any of the foregoing (whether one or more, collectively, the "COLLATERAL DOCUMENTS"), and (vii) any and all principal, interest, attorneys' fees, costs, charges, expenses, or fees of any kind or nature whatsoever arising under or in connection with the Loan Agreement, the Notes, the Letters of Credit, and/or the Collateral Documents.


                                 EXHIBIT E

                        FOURTH AMENDMENT TO
             COLLATERAL ASSIGNMENT OF LEASES AND RENTS


     THIS FOURTH AMENDMENT TO COLLATERAL ASSIGNMENT OF LEASES AND RENTS (this "AMENDMENT") is made and entered into as of August 21, 1998, by and among GULF ISLAND FABRICATION, INC., a Louisiana corporation ("ASSIGNOR"), WHITNEY NATIONAL BANK, a national banking association ("WHITNEY"), and FIRST NATIONAL BANK OF COMMERCE, a national banking association ("FNBC"), in its individual capacity and in its capacity as agent (the "AGENT") for Whitney and FNBC (Whitney and FNBC being sometimes hereinafter referred to collectively as the "BANKS"; the Banks and the Agent being sometimes herein referred to collectively as "ASSIGNEES").


                             RECITALS:

     WHEREAS, Assignor, Assignees, and Margaret Bienvenu, wife of/and Alden
J. Laborde, and Angelina Mumphrey, wife of/and Huey J. Wilson, as intervenors, previously entered into that certain Third Amended and Restated Revolving Credit and Term Loan Agreement dated October 29, 1991 (as amended by that certain First Amendment to Third Amended and Restated Revolving Credit and Term Loan Agreement, dated effective as of July 20, 1992, by and among the same parties, the "THIRD LOAN AGREEMENT");

     WHEREAS, also pursuant to the terms of the Third Loan Agreement, Assignor executed and delivered to Assignees that certain Collateral Assignment of Leases and Rents dated October 29, 1991, affecting the property described on EXHIBIT A annexed hereto and made a part hereof, recorded in the conveyance records of Terrebonne Parish, Louisiana, in Conveyance Book 1297, Entry No. 889437 (the "ORIGINAL ASSIGNMENT"), in order to secure certain of Assignor's obligations and liabilities to Assignees under the Third Loan Agreement;

     WHEREAS, the parties to the Third Loan Agreement have subsequently entered into various amendments, modifications, and restatements of the Third Loan Agreement and of the various security documents associated therewith, including, without limitation, that certain First Amendment to Collateral Assignment of Leases and Rents dated as of February 25, 1993, that certain Second Amendment to Collateral Assignment of Leases and Rents dated as of October 24, 1996 and that certain Third Amendment to Collateral Assignment of Leases and Rents dated as of May 1, 1997 (as so amended, the Original Assignment shall be referred to as the "AMENDED ASSIGNMENT");

     WHEREAS, Assignor, Dolphin Services, Inc., Southport, Inc., and Assignees are entering into that certain Seventh Amended and Restated Revolving Credit Agreement effective as of the date hereof (together with any and all amendments, modifications, supplements, renewals, or restatements thereof, the "SEVENTH LOAN AGREEMENT"), which Seventh Loan Agreement amends and restates the obligations of Assignor to Assignees in their entirety;

     WHEREAS, pursuant to the Seventh Loan Agreement, Assignor's obligations to Assignees are now evidenced by, among other agreements, (i) that certain Commercial Promissory Note (Revolving), of even date herewith, in the principal sum of $10,000,000.00, payable to the order of FNBC, bearing interest as specified in the Seventh Loan Agreement, and (ii) that certain Commercial Promissory Note (Revolving), of even date herewith, in the principal sum of $10,000,000.00, payable to the order of Whitney, bearing interest as specified in the Seventh Loan Agreement (collectively, the "REVOLVING NOTES"); and

     WHEREAS, pursuant to the terms of the Seventh Loan Agreement, Assignor has agreed to execute this Amendment in order to amend the Amended Assignment to confirm that the Amended Assignment secures all of Assignor's obligations and liabilities to Assignees under the Seventh Loan Agreement and the Revolving Notes;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Original Assignment, and in consideration of the loans that may hereafter be made by FNBC and Whitney to Assignor, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor and Assignees hereby agree as follows:


                             ARTICLE 1
                            DEFINITIONS

     1.1 TERMS DEFINED IN THE ORIGINAL ASSIGNMENT. Unless the context otherwise requires or unless otherwise expressly defined herein or in the recitals, the terms defined in the Original Assignment shall have the same meanings whenever used in this Amendment.

     1.2  DEFINED   TERMS.   Unless  the  context  otherwise  requires  the
following terms when used in this Amendment shall have the meanings assigned to them in this Section 1.2:

          "AMENDMENT" shall mean this Fourth Amendment to Collateral Assignment of Leases and Rents.

          "NOTES" shall mean the Revolving Notes.

          "ASSIGNMENT" shall mean the Amended Assignment as amended hereby.


                             ARTICLE 2
                 AMENDMENTS TO AMENDED ASSIGNMENT

     2.1  MODIFICATION OF DEFINED TERMS.

          (a) The definition of the term "NOTES" as provided in the Amended Assignment is hereby amended in its entirety such that the term "NOTES" as used throughout the Assignment shall hereafter be deemed to refer, collectively, to the following:

          (i) that certain Commercial Promissory Note (Revolving), dated August 21, 1998, in the principal sum of $10,000,000.00, payable to the order of FNBC, bearing interest at the rates specified in the Loan Agreement; and

          (ii) that certain Commercial Promissory Note (Revolving), dated August 21, 1998, in the principal sum of $10,000,000.00, payable to the order of Whitney, bearing interest at the rates specified in the Loan Agreement.

          (b) The definition of the term "LOAN AGREEMENT" as provided in the Amended Assignment is hereby amended in its entirety such that the term "LOAN AGREEMENT" as used throughout the Assignment shall hereafter be deemed to refer to that certain Seventh Amended and Restated Revolving Credit Agreement effective as of August 21, 1998, by and among Assignor, Dolphin Services, Inc., Southport, Inc., and Assignees, together with any and all amendments, modifications, supplements, renewals, and restatements thereof.

                             ARTICLE 3
                           MISCELLANEOUS

     3.1 RATIFICATION OF AMENDED ASSIGNMENT. The Amended Assignment as hereby amended is hereby ratified and confirmed in all respects. Any reference to the Original Assignment or the Amended Assignment in any Loan Document shall be deemed to be a reference to the Assignment. The effect of this Amendment is to amend the Amended Assignment as set forth herein and nothing more. The execution, delivery, and effectiveness of this Amendment shall not operate as a waiver of any right, power, or remedy of Assignees under the Seventh Loan Agreement, the Notes, or any other Loan Document nor constitute a waiver of any provision of the Seventh Loan Agreement, the Notes, or any other Loan Document.

     3.2   NO NOVATION.     Nothing contained herein shall be considered or
construed to be a novation or discharge of the obligations of Assignor heretofore evidenced by the Amended Assignment.

     3.3 LOAN DOCUMENTS. This Amendment is a Loan Document, and all provisions in the Seventh Loan Agreement pertaining to Loan Documents apply hereto.

     3.4 GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of Louisiana and any applicable laws of the United States of America in all respects, including construction, validity, and performance.

     3.5 COUNTERPARTS. This Amendment may be separately executed in as many counterparts as may be deemed necessary or convenient, and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original, but all such counterparts shall constitute one and the same Amendment.

     IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.

                              GULF ISLAND FABRICATION, INC.



                              BY: ___________________________
                                  Kerry J. Chauvin, President

                              FIRST NATIONAL BANK OF  COMMERCE,
                                  in its individual capacity and as Agent



                              By: ___________________________
                                  J. Charles Freel, Jr.,
                                  Senior Vice President

                              WHITNEY NATIONAL BANK



                              By:   _________________________
                              Name: _________________________
                              Title:_________________________

                            EXHIBIT "A"
                                TO
   FOURTH AMENDMENT TO COLLATERAL ASSIGNMENT OF LEASES AND RENTS

     ALL OF THAT CERTAIN TRACT OR PARCEL OF LAND, together with all of the buildings and improvements thereon, and all of the rights, ways, privileges, servitudes, appurtenances and advantages thereunto belonging or in anywise appertaining, situated in the Parish of Terrebonne, State of Louisiana, in Sections 1 and 15, T18S, R17E, and according to survey of T. Baker Smith & Son, Inc., dated September 19, 1991, said property measures as follows, to-wit:

     Commencing at the intersection of the centerline of Thompson Road with
     the  centerline  of  Grand  Caillou  Road  (La.   Hwy.  57); thence, S
     81*03'50" W a distance of 4831.76 feet to the point of beginning;

     Thence, S 8*56'10" E   a distance of 1300.00 feet to a point;

     Thence, S 81*03'50" W a distance of 1779.09 feet to a point;

     Thence, S 8*56'10" E a distance of 650.00 feet to a point;

     Thence, S 81*03'50" W a distance of 2323.21 feet to the centerline of the Houma Navigation Canal right-of-way;

     Thence, N 7*45'19" E on and along said centerline a distance of 187.31 feet to a point;

     Thence, N 5*31'22" E on and along said centerline a distance of 485.97 feet to a point;

     Thence, N 5*33'33" E on and along said centerline a distance of 404.43 feet to a point;

     Thence, N 1*18'58" E on and along said centerline a distance of 889.50 feet to a point;

     Thence, N 0*58'37" W on and along said centerline a distance of 33.43 feet to a point;

     Thence, N 81*03'50" E on and along the centerline of Thompson Road a distance of 3662.99 feet to the point of beginning, containing 146.243 acres.

Together with all the buildings and improvements now or hereafter situated on the aforedescribed property and appurtenances, rights, ways, privileges, servitudes, prescriptions, natural increases, accessions and advantages now or hereafter belonging or in anywise appertaining thereto, including, without limitation, all component parts of the aforedescribed property, and all component parts of any building or other construction located on the aforedescribed property, now or hereafter forming a part of or attached to the aforedescribed property or used in connection therewith.



                                 EXHIBIT F

                        FOURTH AMENDMENT TO
                   COMMERCIAL SECURITY AGREEMENT


     THIS FOURTH AMENDMENT TO COMMERCIAL SECURITY AGREEMENT (this "AMENDMENT") is made and entered into as of August 21, 1998, by and among GULF ISLAND FABRICATION, INC., a Louisiana corporation ("GRANTOR"), WHITNEY NATIONAL BANK, a national banking association ("WHITNEY"), and FIRST NATIONAL BANK OF COMMERCE, a national banking association ("FNBC"), in its individual capacity and in its capacity as agent (the "AGENT") for Whitney and FNBC (Whitney and FNBC being sometimes hereinafter referred to collectively as the "BANKS"; the Banks and the Agent being sometimes herein referred to collectively as "LENDER").


                             RECITALS:

     WHEREAS, Grantor, Lender, and Margaret Bienvenu, wife of/and Alden J. Laborde, and Angelina Mumphrey, wife of/and Huey J. Wilson, as intervenors, previously entered into that certain Third Amended and Restated Revolving Credit and Term Loan Agreement dated October 29, 1991 (as amended by that certain First Amendment to Third Amended and Restated Revolving Credit and Term Loan Agreement, dated effective as of July 20, 1992, by and among the same parties, the "THIRD LOAN AGREEMENT");

     WHEREAS, pursuant to the terms of the Third Loan Agreement, Grantor executed and delivered to Lender that certain Commercial Security Agreement (Multi-Purpose) dated October 29, 1991 (the "ORIGINAL SECURITY AGREEMENT"), in order to secure certain of Grantor's obligations and liabilities to Lender under the Third Loan Agreement;

     WHEREAS, Grantor and Lender have subsequently entered into various amendments, modifications, and restatements of the Third Loan Agreement and of the security documents associated therewith, including, without limitation, that certain First Amendment to Commercial Security Agreement dated as of February 25, 1993, that certain Second Amendment to Commercial Security Agreement dated as of October 24, 1996 and that certain Third Amendment to Commercial Security Agreement dated as of May 1, 1997 (as so amended, the Original Security Agreement shall be referred to as the "AMENDED SECURITY AGREEMENT");

     WHEREAS, Grantor, Dolphin Services, Inc., Southport, Inc., and Lender are entering into that certain Seventh Amended and Restated Revolving Credit Agreement effective as of the date hereof (together with any and all amendments, modifications, supplements, renewals, or restatements thereof, the "SEVENTH LOAN AGREEMENT"), which Seventh Loan Agreement amends and restates the obligations of Grantor and Lender in their entirety;

     WHEREAS, pursuant to the Seventh Loan Agreement, Grantor's obligations to Lender are evidenced by, among other agreements, (i) that certain Commercial Promissory Note (Revolving), of even date herewith, in the principal sum of $10,000,000.00, payable to the order of FNBC, bearing interest as specified in the Seventh Loan Agreement, and (ii) that certain Commercial Promissory Note (Revolving), of even date herewith, in the principal sum of $10,000,000.00, payable to the order of Whitney, bearing interest as specified in the Seventh Loan Agreement (collectively, the "REVOLVING NOTES"); and

     WHEREAS, pursuant to the terms of the Seventh Loan Agreement, Grantor has agreed to execute this Amendment in order to amend the Amended Security Agreement to confirm that the Amended Security Agreement secures all of Grantor's obligations and liabilities to Lender under the Seventh Loan Agreement and the Revolving Notes;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Amended Security Agreement, and in consideration of the loans that may hereafter be made by FNBC and Whitney to Grantor, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantor and Lender hereby agree as follows:


                             ARTICLE 1
                            DEFINITIONS

     1.1 TERMS DEFINED IN THE ORIGINAL SECURITY AGREEMENT. Unless the context otherwise requires or unless otherwise expressly defined herein or in the recitals, the terms defined in the Original Security Agreement shall have the same meanings whenever used in this Amendment.

     1.2  DEFINED  TERMS.   Unless   the  context  otherwise  requires  the
following terms when used in this Amendment shall have the meanings assigned to them in this Section 1.2:

          "AMENDMENT" shall mean this Fourth Amendment to Commercial Security Agreement.

          "NOTES" shall mean the Revolving Notes.

          "SECURITY AGREEMENT" shall mean the Amended Security Agreement as amended hereby.

                             ARTICLE 2
             AMENDMENTS TO AMENDED SECURITY AGREEMENT

     The second paragraph of APPENDIX A to the Amended Security Agreement is hereby amended by deleting the current text thereof in its entirety and inserting in lieu thereof the text of APPENDIX A attached hereto and made a part hereof.

                             ARTICLE 3
                           MISCELLANEOUS

     3.1 RATIFICATION OF AMENDED SECURITY AGREEMENT. The Amended Security Agreement as hereby amended is hereby ratified and confirmed in all respects. Any reference to the Original Security Agreement or the Amended Security Agreement in any Loan Document shall be deemed to be a reference to the Security Agreement. The effect of this Amendment is to amend the Amended Security Agreement as set forth herein and nothing more. The execution, delivery, and effectiveness of this Amendment shall not operate as a waiver of any right, power, or remedy of Lender under the Seventh Loan Agreement, the Notes, or any other Loan Document nor constitute a waiver of any provision of the Seventh Loan Agreement, the Notes, or any other Loan Document.

     3.2   NO NOVATION.     Nothing contained herein shall be considered or
construed to be a novation or discharge of the obligations of Grantor heretofore evidenced by the Amended Security Agreement.

     3.3  LOAN  DOCUMENTS.   This  Amendment  is  a  Loan Document, and all
provisions in the Seventh Loan Agreement pertaining to Loan Documents apply hereto.

     3.4  GOVERNING  LAW.   This  Amendment  shall  be  governed   by   and
construed in accordance with the laws of the State of Louisiana and any applicable laws of the United States of America in all respects, including construction, validity, and performance.

     3.5 COUNTERPARTS. This Amendment may be separately executed in as many counterparts as may be deemed necessary or convenient, and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original, but all such counterparts shall constitute one and the same Amendment.

     IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.

                              GULF ISLAND FABRICATION, INC.



                              BY: ____________________________
                                  Kerry J. Chauvin, President


                              FIRST NATIONAL BANK OF COMMERCE,
                                  in its individual capacity and as Agent



                              By: ____________________________
                                  J. Charles Freel, Jr.,
                                  Senior Vice President


                              WHITNEY NATIONAL BANK



                              By:   ____________________________
                              Name: ____________________________
                              Title:____________________________

                           APPENDIX "A"
                                TO
         FOURTH AMENDMENT TO COMMERCIAL SECURITY AGREEMENT

     The term "INDEBTEDNESS" refers collectively to any and all obligations and liabilities, whether now existing or hereafter arising, of Grantor to Whitney National Bank, a national banking association ("WHITNEY"), and First National Bank of Commerce, a national banking association ("FNBC"), in its individual capacity and as agent (the "AGENT") for Whitney and FNBC, arising under or in connection with that certain Seventh Amended and Restated Revolving Credit Agreement dated August 21, 1998, by and among Grantor, Dolphin Services, Inc., Southport, Inc., FNBC, in its individual capacity and as Agent, and Whitney (as extended, modified, amended, supplemented, renewed or restated from time to time, the "LOAN AGREEMENT"), including, without limitation, all indebtedness and obligations evidenced by (i) that certain Commercial Promissory Note (Revolving) dated August 21, 1998, in the principal sum of $10,000,000.00 executed by Grantor payable to the order of FNBC as extended, modified, amended, supplemented or renewed from time to time (the "FNBC REVOLVING NOTE"), and (ii) that certain
Commercial Promissory Note (Revolving) dated August 21, 1998, in the principal sum of $10,000,000.00 executed by Grantor payable to the order of Whitney as extended, modified, amended, supplemented or renewed from time to time (the "WHITNEY REVOLVING NOTE" and, together with the FNBC Revolving Note, collectively, the "NOTES"), (v) any letters of credit issued by Lender on behalf of and for the account of Grantor or any of its Subsidiaries in connection with the Loan Agreement (whether one or more, collectively, the "LETTERS OF CREDIT"), (vi) any and all documents, instruments, and agreements, including without limitation, mortgages, assignments, pledge or security agreements, and financing statements, delivered to Lender to secure any of the foregoing (whether one or more, collectively, the "COLLATERAL DOCUMENTS"), and (vii) any and all principal, interest, attorneys' fees, costs, charges, expenses, or fees of any kind or nature whatsoever arising under or in connection with the Loan Agreement, the Notes, the Letters of Credit, and/or the Collateral Documents.

                                 EXHIBIT G

                        SECOND AMENDMENT TO
                PLEDGE OF COLLATERAL MORTGAGE NOTE
                        (DOLPHIN SERVICES)


     THIS SECOND AMENDMENT TO PLEDGE OF COLLATERAL MORTGAGE NOTE (DOLPHIN SERVICES) (this "AMENDMENT") is made and entered into as of the 21st day of August, 1998, by and among DOLPHIN SERVICES, INC., a Louisiana corporation ("GRANTOR"), WHITNEY NATIONAL BANK, a national banking association
("WHITNEY"), and FIRST NATIONAL BANK OF COMMERCE, a national banking association ("FNBC"), in its individual capacity and in its capacity as agent (the "AGENT") for Whitney and FNBC (Whitney and FNBC being sometimes hereinafter referred to collectively as the "BANKS"; the Banks and the Agent being sometimes herein referred to collectively as "LENDER").


                             RECITALS:

     WHEREAS, Gulf Island Fabrication, Inc., the parent corporation of Grantor ("BORROWER"), and Lender entered into that certain Fifth Amended and Restated Revolving Credit and Term Loan Agreement effective as of October 24, 1996 (together with any and all amendments, modifications, supplements, renewals, or restatements thereof, the "FIFTH LOAN AGREEMENT");

     WHEREAS, as security for Borrower's obligations to Lender under the Fifth Loan Agreement, Grantor granted unto and in favor of Banks a first mortgage lien upon the Dolphin Services Real Estate (as defined and described in the Fifth Loan Agreement), evidenced by the following documents that Grantor has executed and delivered to Bank:

          (1) that certain Collateral Mortgage Note of Grantor, dated January 2, 1997, in the principal sum of THREE MILLION AND NO/100 DOLLARS ($3,000,000.00), bearing interest at the rate of eighteen percent (18%) per annum from date until paid, and payable to the order of Bearer (the "COLLATERAL NOTE");

          (2) that certain Act of Collateral Mortgage of Grantor, dated January 2, 1997, in favor of Agent and any and all future holders, securing the Collateral Note, recorded in the mortgage records of Terrebonne Parish, Louisiana, in MOB 1086, under Entry No. 989722 (as supplemented, amended, and reinscribed from time to time, the "COLLATERAL MORTGAGE"); and

          (3) that certain Pledge of Collateral Mortgage Note, dated January 2, 1997, by Grantor to Agent, with respect to the Collateral Note (the "ORIGINAL PLEDGE AGREEMENT");

     WHEREAS, Borrower and Lender have subsequently entered into various amendments, modifications and restatements of the Fifth Loan Agreement (collectively, the "EXISTING LOAN AGREEMENT") and of the security documents associated therewith, including, without limitation, that certain First Amendment to Pledge of Collateral Mortgage Note (Dolphin Services) dated as of May 1, 1997 (as so amended, the Original Pledge Agreement shall be referred to as the "AMENDED PLEDGE AGREEMENT");

     WHEREAS, Borrower, Grantor, Southport, Inc., and Lender have entered into that certain Seventh Amended and Restated Revolving Credit Agreement effective as of the date hereof (together with any and all amendments, modifications, supplements, renewals, or restatements thereof, the "SEVENTH LOAN AGREEMENT"), which Seventh Loan Agreement amends and restates the obligations of Borrower and Lender in their entirety;

     WHEREAS, pursuant to the Seventh Loan Agreement, the Revolving Credit Facility is now evidenced by (i) that certain Commercial Promissory Note (Revolving), of even date herewith, in the principal sum of $10,000,000.00, payable to the order of FNBC, and (ii) that certain Commercial Promissory Note (Revolving), of even date herewith, in the principal sum of $10,000,000.00, payable to the order of Whitney (collectively, the "REVOLVING NOTES"); and

     WHEREAS, pursuant to the terms of the Seventh Loan Agreement, Grantor has agreed to execute this Amendment in order to amend the Amended Pledge Agreement so that the Amended Pledge Agreement will secure all of Borrower's or Grantor's obligations and liabilities to Lender under the Seventh Loan Agreement and the Revolving Notes;

     NOW,  THEREFORE,  in consideration of  the  premises  and  the  mutual covenants and agreements contained herein and in the Amended Pledge Agreement, and in consideration of the loans that may hereafter be made by FNBC and Whitney to Borrower, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantor and Lender hereby agree as follows:


                             ARTICLE 1
                            DEFINITIONS

     1.1 TERMS DEFINED IN THE ORIGINAL PLEDGE AGREEMENT. Unless the context otherwise requires or unless otherwise expressly defined herein or in the recitals, the terms defined in the Amended Pledge Agreement shall have the same meanings whenever used in this Amendment.

     1.2  DEFINED  TERMS.  Unless   the   context  otherwise  requires  the
following terms when used in this Amendment shall have the meanings assigned to them in this Section 1.2:

          "AMENDMENT" shall mean this Second Amendment to Pledge of Collateral Mortgage Note (Dolphin Services).

          "NOTES" shall mean the Revolving Notes.

          "PLEDGE AGREEMENT" shall mean the Amended Pledge Agreement as amended hereby.


                             ARTICLE 2
              AMENDMENTS TO AMENDED PLEDGE AGREEMENT

     The second paragraph of APPENDIX A to the Amended Pledge Agreement is hereby amended by deleting the current text thereof in its entirety and inserting in lieu thereof the text of APPENDIX A attached hereto and made a part hereof.


                             ARTICLE 3
                           MISCELLANEOUS

     3.1 RATIFICATION OF ORIGINAL PLEDGE AGREEMENT. The Amended Pledge Agreement as hereby amended is hereby ratified and confirmed in all respects. Any reference to the Original Pledge Agreement in any Loan Document shall be deemed to be a reference to the Pledge Agreement. The effect of this Amendment is to amend the Amended Pledge Agreement as set forth herein and nothing more. The execution, delivery, and effectiveness of this Amendment shall not operate as a waiver of any right, power, or remedy of Lender under the Seventh Loan Agreement, the Notes, or any other Loan Document nor constitute a waiver of any provision of the Loan Agreement, the Notes, or any other Loan Document.

     3.2 NO NOVATION. Nothing contained herein, in the Seventh Loan Agreement, or in any other Loan Document shall be considered or construed to be a novation or discharge of the obligations of Borrower or Grantor heretofore evidenced by the Existing Loan Agreement or the promissory notes or credit facilities executed or established in connection therewith under the Existing Loan Agreement. Instead, the Seventh Loan Agreement and Notes constitute a restatement in their entirety of all such pre-existing obligations of Borrower or Grantor.

     3.3 LOAN DOCUMENTS. This Amendment is a Loan Document, and all provisions in the Loan Agreement pertaining to Loan Documents apply hereto.

     3.4 GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of Louisiana and any applicable laws of the United States of America in all respects, including construction, validity, and performance.

     3.5 COUNTERPARTS. This Amendment may be separately executed in as many counterparts as may be deemed necessary or convenient, and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original, but all such counterparts shall constitute one and the same Amendment.

     IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.

                              DOLPHIN SERVICES, INC.



                              BY: ___________________________
                                  Kerry J. Chauvin, President

                              FIRST NATIONAL BANK OF COMMERCE,
                                  in its individual capacity and as Agent



                              By: ___________________________
                                  J. Charles Freel, Jr.,
                                  Senior Vice President

                              WHITNEY NATIONAL BANK



                              By:   __________________________
                              Name: __________________________
                              Title:__________________________


                           APPENDIX "A"
                                TO
      SECOND AMENDMENT TO PLEDGE OF COLLATERAL MORTGAGE NOTE
                        (DOLPHIN SERVICES)

     The term "INDEBTEDNESS" refers collectively to any and all obligations and liabilities, whether now existing or hereafter arising, of Borrower or Grantor to Whitney National Bank, a national banking association ("WHITNEY"), and First National Bank of Commerce, a national banking association ("FNBC") , in its individual capacity and as agent (the "AGENT") for Whitney and FNBC, arising under or in connection with that certain Seventh Amended and Restated Revolving Credit Agreement, dated August 21, 1998, by and among Borrower, Grantor, Southport, Inc., FNBC, in its individual capacity and as Agent, and Whitney (as extended, modified, amended, supplemented, renewed or restated from time to time, the "LOAN AGREEMENT"), including, without limitation, all indebtedness and obligations evidenced by (i) that certain Commercial Promissory Note (Revolving) dated August 21, 1998, in the principal sum of $10,000,000.00 executed by Borrower payable to the order of FNBC as extended, modified, amended, supplemented or renewed from time to time (the "FNBC REVOLVING NOTE"), and (ii) that certain Commercial Promissory Note (Revolving) dated August 21, 1998, in the principal sum of $10,000,000.00 executed by Borrower payable to the order of Whitney as extended, modified, amended, supplemented or renewed from time to time (the "WHITNEY REVOLVING NOTE" and, together with the FNBC Revolving Note, collectively, the "NOTES"), (v) any letters of credit issued by Lender on behalf of and for the account of Borrower or any of its Subsidiaries in connection with the Loan Agreement (whether one or more, collectively, the "LETTERS OF CREDIT"), (vi) any guaranties by any Subsidiary of Borrower (whether one or more, collectively, the "GUARANTY"), (vii) any and all documents, instruments, and agreements, including without limitation, mortgages, assignments, pledge or security agreements, and financing statements, delivered to Lender to secure any of the foregoing, whether executed by Borrower or any Subsidiary (whether one or more, collectively, the "COLLATERAL DOCUMENTS"), and (viii) any and all principal, interest, attorneys' fees, costs, charges, expenses, or fees of any kind or nature whatsoever arising under or in connection with the Loan Agreement, the Notes, the Letters of Credit, the Guaranty, and/or the Collateral Documents.


                                 EXHIBIT H

                        SECOND AMENDMENT TO
                PLEDGE OF COLLATERAL MORTGAGE NOTE
         (DOLPHIN SERVICES, AS SUCCESSOR TO DOLPHIN SALES)


     THIS SECOND AMENDMENT TO PLEDGE OF COLLATERAL MORTGAGE NOTE (DOLPHIN SERVICES, AS SUCCESSOR TO DOLPHIN SALES) (this "AMENDMENT") is made and entered into as of the 21st day of August, 1998, by and among DOLPHIN SERVICES, INC., a Louisiana corporation and successor-by-merger to Dolphin Sales & Rentals, Inc. ("GRANTOR"), WHITNEY NATIONAL BANK, a national banking association ("WHITNEY"), and FIRST NATIONAL BANK OF COMMERCE, a national banking association ("FNBC"), in its individual capacity and in its capacity as agent (the "AGENT") for Whitney and FNBC (Whitney and FNBC being sometimes hereinafter referred to collectively as the "BANKS"; the Banks and the Agent being sometimes herein referred to collectively as "LENDER").


                             RECITALS:

     WHEREAS, Gulf Island Fabrication, Inc., the parent corporation of Grantor ("BORROWER"), and Lender entered into that certain Fifth Amended and Restated Revolving Credit and Term Loan Agreement effective as of October 24, 1996 (together with any and all amendments, modifications, supplements, renewals, or restatements thereof, the "FIFTH LOAN AGREEMENT");

     WHEREAS, as security for Borrower's obligations to Lender under the Fifth Loan Agreement, Dolphin Sales & Rentals, Inc., predecessor-by-merger to Grantor ("DOLPHIN SALES"), granted unto and in favor of Banks a first mortgage lien upon the Dolphin Sales Real Estate (as defined and described in the Fifth Loan Agreement), evidenced by the following documents that Grantor has executed and delivered to Bank:

          (1) that certain Collateral Mortgage Note of Dolphin Sales, dated January 2, 1997, in the principal sum of THREE MILLION AND NO/100 DOLLARS ($3,000,000.00), bearing interest at the rate of eighteen percent (18%) per annum from date until paid, and payable to the order of Bearer (the "COLLATERAL NOTE");

          (2) that certain Act of Collateral Mortgage of Dolphin Sales, dated January 2, 1997, in favor of Agent and any and all future holders, securing the Collateral Note, recorded in the mortgage records of Terrebonne Parish, Louisiana, in MOB 1086, under Entry No. 989723 (as supplemented, amended, and reinscribed from time to time, the "COLLATERAL MORTGAGE"); and

          (3) that certain Pledge of Collateral Mortgage Note, dated January 2, 1997, by Dolphin Sales to Agent, with respect to the Collateral Note (the "ORIGINAL PLEDGE AGREEMENT");

     WHEREAS, Borrower and Lender have subsequently entered into various amendments, modifications and restatements of the Fifth Loan Agreement (collectively, the "EXISTING LOAN AGREEMENT") and of the security documents associated therewith, including, without limitation, that certain First Amendment to the Pledge of Collateral Mortgage Note (Dolphin Services, as successor to Dolphin Sales) dated as of May 1, 1997 (as so amended, the Original Pledge Agreement shall be referred to as the "AMENDED PLEDGE AGREEMENT");

     WHEREAS, Borrower, Grantor, Southport, Inc., and Lender have entered into that certain Seventh Amended and Restated Revolving Credit Agreement effective as of the date hereof (together with any and all amendments, modifications, supplements, renewals, or restatements thereof, the "SEVENTH LOAN AGREEMENT"), which Seventh Loan Agreement amends and restates the obligations of Borrower and Lender in their entirety;

     WHEREAS, pursuant to the Seventh Loan Agreement, the Revolving Credit Facility is now evidenced by (i) that certain Commercial Promissory Note (Revolving), of even date herewith, in the principal sum of $10,000,000.00, payable to the order of FNBC, and (ii) that certain Commercial Promissory Note (Revolving), of even date herewith, in the principal sum of $10,000,000.00, payable to the order of Whitney (collectively, the "REVOLVING NOTES"); and

     WHEREAS, pursuant to the terms of the Seventh Loan Agreement, Grantor has agreed to execute this Amendment in order to amend the Amended Pledge Agreement so that the Amended Pledge Agreement will secure all of Borrower's or Grantor's obligations and liabilities to Lender under the Seventh Loan Agreement and the Revolving Notes;

     NOW,  THEREFORE,  in  consideration  of  the  premises  and the mutual covenants and agreements contained herein and in the Amended Pledge Agreement, and in consideration of the loans that may hereafter be made by FNBC and Whitney to Borrower, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantor and Lender hereby agree as follows:


                             ARTICLE 1
                            DEFINITIONS

     1.1 TERMS DEFINED IN THE ORIGINAL PLEDGE AGREEMENT. Unless the context otherwise requires or unless otherwise expressly defined herein or in the recitals, the terms defined in the Original Pledge Agreement shall have the same meanings whenever used in this Amendment.

     1.2  DEFINED   TERMS.   Unless  the  context  otherwise  requires  the
following terms when used in this Amendment shall have the meanings assigned to them in this Section 1.2:

          "AMENDMENT" shall mean this Second Amendment to Pledge of Collateral Mortgage Note (Dolphin Services, as successor to Dolphin Sales).

          "NOTES" shall mean the Revolving Notes.

          "PLEDGE AGREEMENT" shall mean the Amended Pledge Agreement as amended hereby.


                             ARTICLE 2
              AMENDMENTS TO AMENDED PLEDGE AGREEMENT

     The second paragraph of APPENDIX A to the Amended Pledge Agreement is hereby amended by deleting the current text thereof in its entirety and inserting in lieu thereof the text of APPENDIX A attached hereto and made a part hereof.



                             ARTICLE 3
                           MISCELLANEOUS

     3.1 RATIFICATION OF AMENDED PLEDGE AGREEMENT. The Amended Pledge Agreement as hereby amended is hereby ratified and confirmed in all respects. Any reference to the Original Pledge Agreement in any Loan Document shall be deemed to be a reference to the Pledge Agreement. The effect of this Amendment is to amend the Amended Pledge Agreement as set forth herein and nothing more. The execution, delivery, and effectiveness of this Amendment shall not operate as a waiver of any right, power, or remedy of Lender under the Loan Agreement, the Notes, or any other Loan Document nor constitute a waiver of any provision of the Loan Agreement, the Notes, or any other Loan Document.

     3.2 NO NOVATION. Nothing contained herein, in the Seventh Loan Agreement, or in any other Loan Document shall be considered or construed to be a novation or discharge of the obligations of Borrower or Grantor heretofore evidenced by the Existing Loan Agreement or the promissory notes or credit facilities executed or established in connection therewith under the Existing Loan Agreement. Instead, the Seventh Loan Agreement and Notes constitute a restatement in their entirety of all such pre-existing obligations of Borrower or Grantor.

     3.3 LOAN DOCUMENTS. This Amendment is a Loan Document, and all provisions in the Loan Agreement pertaining to Loan Documents apply hereto.

     3.4 GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of Louisiana and any applicable laws of the United States of America in all respects, including construction, validity, and performance.

     3.5 COUNTERPARTS. This Amendment may be separately executed in as many counterparts as may be deemed necessary or convenient, and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original, but all such counterparts shall constitute one and the same Amendment.

     IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.

                              DOLPHIN SERVICES, INC.


                              BY: ___________________________
                                  Kerry J. Chauvin, President

                              FIRST NATIONAL BANK OF COMMERCE,
                                  in its individual capacity and as Agent


                              By: ___________________________
                                  J. Charles Freel, Jr.,
                                  Senior Vice President

                              WHITNEY NATIONAL BANK


                              By:   _________________________
                              Name: _________________________
                              Title:_________________________

                           APPENDIX "A"
                                TO
      SECOND AMENDMENT TO PLEDGE OF COLLATERAL MORTGAGE NOTE
         (DOLPHIN SERVICES, AS SUCCESSOR TO DOLPHIN SALES)

     The term "INDEBTEDNESS" refers collectively to any and all obligations and liabilities, whether now existing or hereafter arising, of Borrower or Grantor to Whitney National Bank, a national banking association ("WHITNEY"), and First National Bank of Commerce, a national banking association ("FNBC") , in its individual capacity and as agent (the "AGENT") for Whitney and FNBC, arising under or in connection with that certain Seventh Amended and Restated Revolving Credit Agreement, dated August 21, 1998, by and among Borrower, Grantor, Southport, Inc., FNBC, in its individual capacity and as Agent, and Whitney (as extended, modified, amended, supplemented, renewed or restated from time to time, the "LOAN AGREEMENT"), including, without limitation, all indebtedness and obligations evidenced by (i) that certain Commercial Promissory Note (Revolving) dated August 21, 1998, in the principal sum of $10,000,000.00 executed by Borrower payable to the order of FNBC as extended, modified, amended, supplemented or renewed from time to time (the "FNBC REVOLVING NOTE"), and (ii) that certain Commercial Promissory Note (Revolving) dated August 21, 1998, in the principal sum of $10,000,000.00 executed by Borrower payable to the order of Whitney as extended, modified, amended, supplemented or renewed from time to time (the "WHITNEY REVOLVING NOTE" and, together with the FNBC Revolving Note, collectively, the "NOTES"), (v) any letters of credit issued by Lender on behalf of and for the account of Borrower or any of its Subsidiaries in connection with the Loan Agreement (whether one or more, collectively, the "LETTERS OF CREDIT"), (vi) any guaranties by any Subsidiary of Borrower (whether one or more, collectively, the "GUARANTY"), (vii) any and all documents, instruments, and agreements, including without limitation, mortgages, assignments, pledge or security agreements, and financing statements, delivered to Lender to secure any of the foregoing, whether executed by Borrower or any Subsidiary (whether one or more, collectively, the "COLLATERAL DOCUMENTS"), and (viii) any and all principal, interest, attorneys' fees, costs, charges, expenses, or fees of any kind or nature whatsoever arising under or in connection with the Loan Agreement, the Notes, the Letters of Credit, the Guaranty, and/or the Collateral Documents.



                             EXHIBIT I

                        SECOND AMENDMENT TO
                   COMMERCIAL SECURITY AGREEMENT
                        (DOLPHIN SERVICES)


     THIS SECOND AMENDMENT TO COMMERCIAL PLEDGE AND SECURITY AGREEMENT (this "AMENDMENT") is made and entered into as of the 21st day of August, 1998, by and among DOLPHIN SERVICES, INC., a Louisiana corporation
("GRANTOR"),  WHITNEY  NATIONAL   BANK,   a  national  banking  association
("WHITNEY"), and FIRST NATIONAL BANK OF COMMERCE, a national banking association ("FNBC"), in its individual capacity and in its capacity as agent (the "AGENT") for Whitney and FNBC (Whitney and FNBC being sometimes hereinafter referred to collectively as the "BANKS"; the Banks and the Agent being sometimes herein referred to collectively as "LENDER").


                             RECITALS:

     WHEREAS, Gulf Island Fabrication, Inc., the parent corporation of Grantor ("BORROWER"), and Lender entered into that certain Fifth Amended and Restated Revolving Credit and Term Loan Agreement effective as of October 24, 1996 (together with any and all amendments, modifications, supplements, renewals, or restatements thereof, the "FIFTH LOAN AGREEMENT");

     WHEREAS, pursuant to the terms of the Fifth Loan Agreement, Grantor executed and delivered to Lender that certain Commercial Pledge and
Security Agreement dated January 2, 1997 (the "ORIGINAL SECURITY AGREEMENT"), in order to secure Borrower's and Grantor's obligations and liabilities to Lender under the Fifth Loan Agreement;

     WHEREAS, Borrower and Lender have subsequently entered into various amendments, modifications and restatements of the Fifth Loan Agreement (collectively, the "EXISTING LOAN AGREEMENT") and of the security documents associated therewith, including, without limitation, that certain First Amendment to Commercial Security Agreement (Dolphin Services) dated as of May 1, 1997 (as so amended, the Original Security Agreement shall be referred to as the "AMENDED SECURITY AMENDMENT");

     WHEREAS, Borrower, Grantor, Southport, Inc., and Lender have entered into that certain Seventh Amended and Restated Revolving Credit Agreement effective as of the date hereof (together with any and all amendments, modifications, supplements, renewals, or restatements thereof, the "SEVENTH LOAN AGREEMENT"), which Seventh Loan Agreement amends and restates the obligations of Borrower and Lender in their entirety;

     WHEREAS, pursuant to the Seventh Loan Agreement, the Revolving Credit Facility is evidenced by (i) that certain Commercial Promissory Note (Revolving), of even date herewith, in the principal sum of $10,000,000.00, payable to the order of FNBC, and (ii) that certain Commercial Promissory Note (Revolving), of even date herewith, in the principal sum of $10,000,000.00, payable to the order of Whitney (collectively, the "REVOLVING NOTES"); and


     WHEREAS, pursuant to the terms of the Seventh Loan Agreement, Grantor has agreed to execute this Amendment in order to amend the Amended Security Agreement to confirm that the Amended Security Agreement will secure all of Borrower's and Grantor's obligations and liabilities to Lender under the Seventh Loan Agreement and the Revolving Notes;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Amended Security Agreement, and in consideration of the loans that may hereafter be made by FNBC and Whitney to Borrower, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantor and Lender hereby agree as follows:


                             ARTICLE 1
                            DEFINITIONS

     1.1 TERMS DEFINED IN THE ORIGINAL SECURITY AGREEMENT. Unless the context otherwise requires or unless otherwise expressly defined herein or in the recitals, the terms defined in the Amended Security Agreement shall have the same meanings whenever used in this Amendment.

     1.2  DEFINED  TERMS.  Unless  the  context  otherwise   requires   the
following terms when used in this Amendment shall have the meanings assigned to them in this Section 1.2:

          "AMENDMENT" shall mean this Second Amendment to Commercial Security Agreement (Dolphin Services).

          "NOTES" shall mean the Revolving Notes.

          "SECURITY AGREEMENT" shall mean the Amended Security Agreement as amended hereby.


                             ARTICLE 2
             AMENDMENTS TO ORIGINAL SECURITY AGREEMENT

     The second paragraph of APPENDIX A to the Amended Security Agreement is hereby amended by deleting the current text thereof in its entirety and inserting in lieu thereof the text of APPENDIX A attached hereto and made a part hereof.

                             ARTICLE 3
                           MISCELLANEOUS

     3.1 RATIFICATION OF ORIGINAL SECURITY AGREEMENT. The Amended Security Agreement as hereby amended is hereby ratified and confirmed in all respects. Any reference to the Original Security Agreement or the Amended Security Agreement in any Loan Document shall be deemed to be a reference to the Amended Security Agreement. The effect of this Amendment is to amend the Amended Security Agreement as set forth herein and nothing more. The execution, delivery, and effectiveness of this Amendment shall not operate as a waiver of any right, power, or remedy of Lender under the Seventh Loan Agreement, the Notes, or any other Loan Document nor constitute a waiver of any provision of the Loan Agreement, the Notes, or any other Loan Document.

     3.2 NO NOVATION. Nothing contained herein, in the Seventh Loan Agreement, or in any other Loan Document shall be considered or construed to be a novation or discharge of the obligations of Borrower or Grantor heretofore evidenced by the Existing Loan Agreement or the promissory notes or credit facilities executed or established in under the Existing Loan Agreement. Instead, the Seventh Loan Agreement and Notes constitute a restatement in their entirety of all such pre-existing obligations of Borrower or Grantor.

     3.3  LOAN DOCUMENTS.   This  Amendment  is  a  Loan  Document, and all
provisions in the Loan Agreement pertaining to Loan Documents apply hereto.

     3.4  GOVERNING  LAW.   This  Amendment  shall  be  governed   by   and
construed in accordance with the laws of the State of Louisiana and any applicable laws of the United States of America in all respects, including construction, validity, and performance.

     3.5 COUNTERPARTS. This Amendment may be separately executed in as many counterparts as may be deemed necessary or convenient, and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original, but all such counterparts shall constitute one and the same Amendment.

     IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.

                              DOLPHIN SERVICES, INC.



                              BY:____________________________
                                  Kerry J. Chauvin, President

                              FIRST NATIONAL BANK OF COMMERCE,
                                  in its individual capacity and as Agent



                              By:____________________________
                                  J. Charles Freel, Jr.,
                                  Senior Vice President

                              WHITNEY NATIONAL BANK



                              By:   _________________________
                              Name: _________________________
                              Title:_________________________


                           APPENDIX "A"
                                TO
         SECOND AMENDMENT TO COMMERCIAL SECURITY AGREEMENT
                        (DOLPHIN SERVICES)


     The term "INDEBTEDNESS" refers collectively to any and all obligations and liabilities, whether now existing or hereafter arising, of Borrower or Grantor to Whitney National Bank, a national banking association ("WHITNEY"), and First National Bank of Commerce, a national banking association ("FNBC") , in its individual capacity and as agent (the "AGENT") for Whitney and FNBC, arising under or in connection with that certain Seventh Amended and Restated Revolving Credit Agreement, dated August 21, 1998, by and among Borrower, Grantor, Southport, Inc., FNBC, in its individual capacity and as Agent, and Whitney (as extended, modified, amended, supplemented, renewed or restated from time to time, the "LOAN AGREEMENT"), including, without limitation, all indebtedness and obligations evidenced by (i) that certain Commercial Promissory Note (Revolving) dated August 21, 1998, in the principal sum of $10,000,000.00 executed by Borrower payable to the order of FNBC as extended, modified, amended, supplemented or renewed from time to time (the "FNBC REVOLVING NOTE"), and (ii) that certain Commercial Promissory Note (Revolving) dated August 21, 1998, in the principal sum of $10,000,000.00 executed by Borrower payable to the order of Whitney as extended, modified, amended, supplemented or renewed from time to time (the "WHITNEY REVOLVING NOTE" and, together with the FNBC Revolving Note, collectively, the "NOTES"), (v) any letters of credit issued by Lender on behalf of and for the account of Borrower or any of its Subsidiaries in connection with the Loan Agreement (whether one or more, collectively, the "LETTERS OF CREDIT"), (vi) any guaranties by any Subsidiary of Borrower (whether one or more, collectively, the "GUARANTY"), (vii) any and all documents, instruments, and agreements, including without limitation, mortgages, assignments, pledge or security agreements, and financing statements, delivered to Lender to secure any of the foregoing, whether executed by Borrower or any Subsidiary (whether one or more, collectively, the "COLLATERAL DOCUMENTS"), and (viii) any and all principal, interest, attorneys' fees, costs, charges, expenses, or fees of any kind or nature whatsoever arising under or in connection with the Loan Agreement, the Notes, the Letters of Credit, the Guaranty, and/or the Collateral Documents.

                             EXHIBIT J

                        SECOND AMENDMENT TO
             COMMERCIAL PLEDGE AND SECURITY AGREEMENT


     THIS SECOND AMENDMENT TO COMMERCIAL PLEDGE AND SECURITY AGREEMENT (this "AMENDMENT") is made and entered into as of August 21, 1998, by and among GULF ISLAND FABRICATION, INC., a Louisiana corporation ("GRANTOR"), WHITNEY NATIONAL BANK, a national banking association ("WHITNEY"), and FIRST NATIONAL BANK OF COMMERCE, a national banking association ("FNBC"), in its individual capacity and in its capacity as agent (the "AGENT") for Whitney and FNBC (Whitney and FNBC being sometimes hereinafter referred to collectively as the "BANKS"; the Banks and the Agent being sometimes herein referred to collectively as "LENDER").


                             RECITALS:

     WHEREAS, Grantor and Lender entered into that certain Fifth Amended and Restated Revolving Credit and Term Loan Agreement effective as of October 24, 1996 (together with any and all amendments, modifications, supplements, renewals, or restatements thereof, the "FIFTH LOAN AGREEMENT");

     WHEREAS, pursuant to the terms of the Fifth Loan Agreement, Grantor executed and delivered to Lender that certain Commercial Pledge and
Security Agreement dated January 2, 1997 (the "ORIGINAL SECURITY AGREEMENT"), in order to secure Grantor's obligations and liabilities to Lender under the Fifth Loan Agreement;

     WHEREAS, Grantor and Lender have subsequently entered into various amendments, modifications and restatements of the Fifth Loan Agreement and of the security documents associated therewith, including, without limitation, that certain First Amendment to Commercial Pledge and Security Agreement dated as of May 1, 1997 (as so amended, the Original Agreement shall be referred to as the "AMENDED SECURITY AGREEMENT").

     WHEREAS, Grantor, Dolphin Services, Inc., Southport, Inc., and Lender are entering into that certain Seventh Amended and Restated Revolving Credit Agreement effective as of the date hereof (together with any and all amendments, modifications, supplements, renewals, or restatements thereof, the "SEVENTH LOAN AGREEMENT"), which Seventh Loan Agreement amends and restates the obligations of Grantor and Lender in their entirety;

     WHEREAS, Grantor's obligations under the Seventh Loan Agreement are now evidenced by, among other agreements, (i) that certain Commercial Promissory Note (Revolving), of even date herewith, in the principal sum of $10,000,000.00, payable to the order of FNBC, bearing interest as specified in the Seventh Loan Agreement, and (ii) that certain Commercial Promissory Note (Revolving), of even date herewith, in the principal sum of $10,000,000.00, payable to the order of Whitney, bearing interest as specified in the Seventh Loan Agreement (collectively, the "REVOLVING NOTES"); and

     WHEREAS, pursuant to the terms of the Seventh Loan Agreement, Grantor has agreed to execute this Amendment in order to amend the Amended Security Agreement to confirm that the Amended Security Agreement secures all of Grantor's obligations and liabilities to Lender under the Seventh Loan Agreement and the Revolving Notes;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Amended Security Agreement, and in consideration of the loans that may hereafter be made by FNBC and Whitney to Grantor, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantor and Lender hereby agree as follows:


                             ARTICLE 1
                            DEFINITIONS

     1.1 TERMS DEFINED IN THE ORIGINAL SECURITY AGREEMENT. Unless the context otherwise requires or unless otherwise expressly defined herein or in the recitals, the terms defined in the Original Security Agreement shall have the same meanings whenever used in this Amendment.

     1.2  DEFINED  TERMS.   Unless   the  context  otherwise  requires  the
following terms when used in this Amendment shall have the meanings assigned to them in this Section 1.2:

          "AMENDMENT" shall mean this Second Amendment to Commercial Pledge and Security Agreement.

          "NOTES" shall mean the Revolving Notes.

          "SECURITY AGREEMENT" shall mean the Amended Security Agreement as amended hereby.


                             ARTICLE 2
             AMENDMENTS TO AMENDED SECURITY AGREEMENT

     Paragraph 1 of APPENDIX A to the Amended Security Agreement is hereby amended by deleting the current text thereof in its entirety and inserting in lieu thereof the text of APPENDIX A attached hereto and made a part hereof.


                             ARTICLE 3
                           MISCELLANEOUS

     3.1 RATIFICATION OF AMENDED SECURITY AGREEMENT. The Amended Security Agreement as hereby amended is hereby ratified and confirmed in all respects. Any reference to the Original Security Agreement or the Amended Security Agreement in any Loan Document shall be deemed to be a reference to the Amended Security Agreement. The effect of this Amendment is to amend the Amended Security Agreement as set forth herein and nothing more. The execution, delivery, and effectiveness of this Amendment shall not operate as a waiver of any right, power, or remedy of Lender under the Seventh Loan Agreement, the Notes, or any other Loan Document nor constitute a waiver of any provision of the Seventh Loan Agreement, the Notes, or any other Loan Document.

     3.2   NO NOVATION.     Nothing contained herein shall be considered or
construed to be a novation or discharge of the obligations of Grantor heretofore evidenced by the Original Security Agreement.

     3.3  LOAN DOCUMENTS.   This  Amendment  is  a  Loan  Document, and all
provisions in the Seventh Loan Agreement pertaining to Loan Documents apply hereto.

     3.4  GOVERNING  LAW.   This  Amendment  shall  be  governed   by   and
construed in accordance with the laws of the State of Louisiana and any applicable laws of the United States of America in all respects, including construction, validity, and performance.

     3.5 COUNTERPARTS. This Amendment may be separately executed in as many counterparts as may be deemed necessary or convenient, and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original, but all such counterparts shall constitute one and the same Amendment.

     IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.

                              GULF ISLAND FABRICATION, INC.



                              BY: ___________________________
                                  Kerry J. Chauvin, President

                              FIRST NATIONAL BANK OF COMMERCE,
                                  in its individual capacity and as Agent



                              By: ___________________________
                                  J. Charles Freel, Jr.,
                                  Senior Vice President


                              WHITNEY NATIONAL BANK



                              By:   _________________________
                              Name: _________________________
                              Title:_________________________


                           APPENDIX "A"
                                TO
              SECOND AMENDMENT TO COMMERCIAL PLEDGE
                      AND SECURITY AGREEMENT

     The term "INDEBTEDNESS" refers collectively to any and all obligations and liabilities, whether now existing or hereafter arising, of Grantor to Whitney National Bank, a national banking association ("WHITNEY"), and First National Bank of Commerce, a national banking association ("FNBC") , in its individual capacity and as agent (the "AGENT") for Whitney and FNBC, arising under or in connection with that certain Seventh Amended and Restated Revolving Credit Agreement, dated August 21, 1998, by and among Grantor, Dolphin Services, Inc., Southport, Inc., FNBC, in its individual capacity and as Agent, and Whitney (as extended, modified, amended, supplemented, renewed or restated from time to time, the "LOAN AGREEMENT"), including, without limitation, all indebtedness and obligations evidenced by (i) that certain Commercial Promissory Note (Revolving) dated August 21, 1998, in the principal sum of $10,000,000.00 executed by Grantor payable to the order of FNBC as extended, modified, amended, supplemented or renewed from time to time (the "FNBC REVOLVING NOTE"), and (ii) that certain
Commercial Promissory Note (Revolving) dated August 21, 1998, in the principal sum of $10,000,000.00 executed by Grantor payable to the order of Whitney as extended, modified, amended, supplemented or renewed from time to time (the "WHITNEY REVOLVING NOTE" and, together with the FNBC Revolving Note, collectively, the "NOTES"), (v) any letters of credit issued by Lender on behalf of and for the account of Grantor or any of its Subsidiaries in connection with the Loan Agreement (whether one or more, collectively, the "LETTERS OF CREDIT"), (vi) any and all documents, instruments, and agreements, including without limitation, mortgages, assignments, pledge or security agreements, and financing statements, delivered to Lender to secure any of the foregoing (whether one or more, collectively, the "COLLATERAL DOCUMENTS"), and (vii) any and all principal, interest, attorneys' fees, costs, charges, expenses, or fees of any kind or nature whatsoever arising under or in connection with the Loan Agreement, the Notes, the Letters of Credit, and/or the Collateral Documents.



                                 EXHIBIT K

            BORROWER'S DEFAULT AND WARRANTY CERTIFICATE

     I, the undersigned President of Gulf Island Fabrication, Inc., a Louisiana corporation ("BORROWER"), do hereby certify that:

     1.   I am the President of Borrower;

     2. No Event of Default, as such term is defined in the Seventh Amended and Restated Revolving Credit Agreement, dated effective as of August 21, 1998, by and among Borrower, Whitney National Bank ("WHITNEY"), and First National Bank of Commerce ("FNBC"), in its individual capacity and in its capacity as agent for Whitney and FNBC (as amended from time to time, the "AGREEMENT"), has occurred and is continuing as of the date of this Certificate; and

     3. The representations and warranties set forth in Section 5 of the Agreement are true and correct as of the date of this Certificate; except for such changes as are specifically permitted thereunder.

     Executed as of ______, 199_.



                              ______________________________
                              KERRY J. CHAUVIN, PRESIDENT


                           EXHIBIT L
                TO SEVENTH AMENDED AND RESTATED
                  REVOLVING CREDIT AGREEMENT


A.   LIST OF COLLATERAL DOCUMENTS

     1. Collateral Mortgage Note of GIF, dated December 17, 1986, in the principal sum of $6,500,000.00, bearing interest at the rate of eighteen percent (18%), per annum, from date until paid, and payable to the order of Bearer

          a. Act of Correction of Collateral Mortgage Note by GIF, First NBC and William H. Hines, dated July 27, 1989, correcting item 1 above

     2. Act of Collateral Mortgage of GIF, dated December 17, 1986, in favor of Mortgagee and any and all future holders, recorded in the mortgage records of Terrebonne Parish, Louisiana, in Mortgage Book No. 728, folio 323, under Entry No. 794226, which mortgage secures the note described in item 1 above

          a. Act of Supplement and Amendment to Act of Collateral Mortgage by GIF in favor of Mortgagee and any and all future holders, dated July 27, 1989, recorded in the mortgage records of Terrebonne Parish, Louisiana, in Mortgage Book No. 811, folio 143, under Entry No. 850040, amending and supplementing item 2 above

     3. Collateral Pledge Agreement and Receipt No. 32070, dated December 17, 1986, by GIF to First NBC, with respect to the note described in item 1 above

          a. First Amendment to Collateral Pledge Agreement, dated as of November 3, 1987, by and between GIF and First NBC, amending item 3 above

          b. Second Amendment to Collateral Pledge Agreement, dated July 27, 1989, by and between GIF and First NBC, amending item 3 above

     4. Collateral Pledge Agreement and Receipt (Possessory Collateral Security Agreement) No. 1000107, dated March 1, 1990, by Borrower to First NBC, with respect to the note described in item 1 above

     5. Collateral Mortgage Note of Borrower dated October 29, 1991 in the principal sum of TEN MILLION AND NO/100 DOLLARS ($10,000,000.00) bearing interest at the rate of eighteen percent (18%) per annum from date until paid and payable to the order of Bearer

     6. Act of Collateral Mortgage of Borrower dated October 29, 1991 in favor of Mortgagee and any and all future holders, which mortgage secures the note described in item 5 above

     7. Collateral Pledge Agreement and Receipt (Possessory Collateral Security Agreement) No. 1000760, dated October 29, 1991, by Borrower to Agent with respect to the notes described in items 1 and 5 above

          a. First Amendment to Collateral Pledge Agreement and Receipt (Possessory Collateral Security Agreement), dated February 25, 1993, by and among Borrower, Banks and Agent, amending item 7 above

          b. Second Amendment to Collateral Pledge Agreement and Receipt (Possessory Collateral Security Agreement), dated October 24, 1996, by and among Borrower, Banks and Agent, amending item 7 above

          c. Third Amendment to Collateral Pledge Agreement and Receipt (Possessory Collateral Security Agreement), dated May 1, 1997, by and among Borrower, Banks, and Agent, amending item 7 above

          d. Fourth Amendment to Collateral Pledge Agreement and Receipt (Possessory Collateral Security Agreement), dated August 21, 1998, by and among Borrower, Banks, and Agent, amending item 7 above

     8. Collateral Assignment of Leases and Rents by Borrower dated October 29, 1991

          a. First Amendment to Collateral Assignment of Leases and Rents, dated February 25, 1993 by and among Borrower, Banks and Agent, amending item 8 above

          b. Second Amendment to Collateral Assignment of Leases and Rents dated October 24, 1996 by and among Borrower, Banks and Agent, amending item 8 above

          c. Third Amendment to Collateral Assignment of Leases and Rents dated May 1, 1997, by and among Borrower, Banks and Agent, amending item 8 above

          d. Fourth Amendment to Collateral Assignment of Leases and Rents dated August 21, 1998, by and among Borrower, Banks and Agent, amending item 8 above

     9. Collateral Chattel Mortgage Note of GIF dated December 17, 1986, in the principal sum of $3,000,000.00, bearing interest at the rate of eighteen percent (18%), per annum, from date until paid, and payable to the order of Bearer (a copy of which is annexed to the Fourth Loan Agreement)

     10. Act of Collateral Chattel Mortgage of GIF, dated December 17, 1986, in favor of Bearer of Collateral Chattel Mortgage Note, recorded in the chattel mortgage records of Terrebonne Parish, Louisiana, in Chattel Mortgage Book, Entry No. 794225, which mortgage secures the note described in item 9 above

          a. Partial Release of Collateral Chattel Mortgage, dated February 4, 1987, by First NBC in favor of GIF, amending item 9 above

     11. Collateral Pledge Agreement and Receipt No. 32069, dated December 17, 1986, by GIF to First NBC, with respect to the note described in item 9 above

          a. First Amendment to Collateral Pledge Agreement, dated as of November 3, 1987, by and between GIF and First NBC, amending item 11 above

          b. Second Amendment to Collateral Pledge Agreement, dated July 27, 1989, by and between GIF and First NBC, amending item 11 above

     12. Collateral Chattel Mortgage Note of GIF dated July 27, 1989, in the principal sum of $8,000,000.00, bearing interest at the rate of eighteen percent (18%), per annum, from date until paid and payable to the order of Bearer.

     13. Act of Collateral Chattel Mortgage of GIF dated July 27, 1989, in favor of Bearer of Collateral Chattel Mortgage Note, recorded in the chattel mortgage records of Terrebonne Parish, Louisiana, in Chattel Mortgage Book, Entry No. 850041, which mortgage secures the note described in item 12 above.

     14. Collateral Pledge Agreement and Receipt No. 37588, dated July 27, 1989, by GIF to First NBC, with respect to the note described in item 12 above.

     15. Collateral Chattel Mortgage Note of GIFI, dated July 27, 1989, in the principal sum of $8,000,000.00, bearing interest at the rate of eighteen percent (18%), per annum, from date until paid and payable to the order of Bearer.

     16. Act of Collateral Chattel Mortgage of GIFI, dated July 27, 1989, in favor of Bearer of Collateral Chattel Mortgage Note, recorded in the chattel mortgage records of East Baton Rouge Parish, Louisiana, under Chattel No. 1046292, which mortgage secures the note described in item 15 above.

     17. Collateral Pledge Agreement and Receipt No. 37596, dated July 27, 1989, by GIFI to First NBC with respect to the note described in item 15 above.

     18. Commercial Security Agreement (Multi-Purpose) dated October 29, 1991 by and among Borrower, Banks and Agent.

          a. First Amendment to Commercial Security Agreement, dated February 25, 1993, by and among Borrower, Banks and Agent, amending item 18 above

          b. Second Amendment to Commercial Security Agreement, dated October 24, 1996, by and among Borrower, Banks and Agent, amending item 18 above

          c. Third Amendment to Commercial Security Agreement, dated May 1, 1997, by and among Borrower, Banks, and Agent, amending item 18 above

          d. Fourth Amendment to Commercial Security Agreement, dated August 21, 1998, by and among Borrower, Banks, and Agent, amending item 18 above

     19. A UCC-1 Financing Statement executed by Borrower and Agent in connection with the security agreement described in item 18 above

     20. Commercial Pledge and Security Agreement, dated January 2, 1997, by Borrower, as pledgor, in favor of First NBC, as Agent for Banks, as pledgee

          a.  First  Amendment  to  Commercial   Pledge   and   Security
              Agreement, dated May 1, 1997, by and among Borrower, Banks and Agent, amending item 20 above

          b.  Second   Amendment   to  Commercial  Pledge  and  Security
              Agreement, dated August 21, 1998, by and among Borrower, Banks and Agent, amending item 20 above

     21. UCC-1 Financing Statement by Borrower executed by Borrower in connection with the security agreement described in item 20 above

     22. Commercial Guaranty by Dolphin Services, dated January 2, 1997, in favor of First NBC, as Agent for Banks

     23. Collateral Mortgage Note by Dolphin Services, dated January 2, 1997, in the principal sum of $3,000,000.00, bearing interest at the rate of eighteen percent (18%) per annum, from date until paid, and payable to the order of Bearer

     24. Collateral Mortgage by Dolphin Services, dated January 2, 1997, in favor of First NBC, as Agent for Banks, and any and all future holders, recorded in Terrebonne Parish, Louisiana in MOB 1086, Entry No. 989722, which mortgage secures the note described in item 23 above

     25. Pledge of Collateral Mortgage Note, dated January 2, 1997, by Dolphin Services to First NBC, as Agent for Banks, with respect to the note described in item 23 above

          a. First Amendment to Pledge of Collateral Mortgage Note between Dolphin Services and First NBC, as Agent, dated May 1, 1997, amending item 25 above

          b. Second Amendment to Pledge of Collateral Mortgage Note between Dolphin Services and First NBC, as Agent, dated August 21, 1998, amending item 25 above

     26. Commercial Security Agreement, dated January 2, 1997, by Dolphin Services, as grantor, in favor of First NBC, as Agent for Banks

          a. First Amendment to Commercial Security Agreement between Dolphin Services and First NBC, as Agent, dated May 1, 1997, amending item 26 above

          b. Second Amendment to Commercial Security Agreement between Dolphin Services and First NBC, as Agent, dated August 21, 1998, amending item 26 above

     27. A UCC-1 Financing Statement executed by Dolphin Services in connection with the security agreement described in item 26 above

     28. Collateral Mortgage Note by Dolphin Sales, dated January 2, 1997, in the principal sum of $3,000,000.00, bearing interest at the rate of eighteen percent (18%) per annum, from date until paid, and payable to the order of Bearer

     29. Collateral Mortgage by Dolphin Sales, dated January 2, 1997, in favor of First NBC, as Agent for Banks, and any and all future holders, recorded in Terrebonne Parish, Louisiana in MOB 1086, Entry No. 989723, which mortgage secures the note described in item 28 above

     30. Pledge of Collateral Mortgage Note, dated January 2, 1997, by Dolphin Sales to First NBC, as Agent for Banks, with respect to the note described in item 28 above

          a. First Amendment to Pledge of Collateral Mortgage Note between Dolphin Services, as successor-by-merger to Dolphin Sales, and First NBC, as Agent, dated May 1, 1997, amending item 30 above

          b. Second Amendment to Pledge of Collateral Mortgage Note between Dolphin Services, as successor-by-merger to Dolphin Sales, and First NBC, as Agent, dated August 21, 1998, amending item 30 above



                             EXHIBIT M

TRACT ONE:

OWNER: Gulf Island Fabrication, Inc.

ALL OF THAT CERTAIN TRACT OR PARCEL OF LAND, together with all of the buildings and improvements thereon, and all of the rights, ways, privileges, servitudes, appurtenances and advantages thereunto belonging or in anywise appertaining, situated in the Parish of Terrebonne, State of Louisiana, in Sections 1 and 15, T18S, R17E, and according to survey of T. Baker Smith & Son, Inc., dated September 19, 1991, said property measures as follows, to-wit:

     Commencing at the intersection of the centerline of Thompson Road with the centerline of Grand Caillou Road (La. Hwy. 57); thence, S 81*03'50" W a distance of 4831.76 feet to the point of beginning;

     Thence, S 8*56'10" E  a distance of 1300.00 feet to a point;

     Thence, S 8l*03'5O" W a distance of 1779.09 feet to a point;

     Thence, S 8*56'10" E a distance of 650.00 feet to a point;

     Thence, S 81*03'50" W a distance of 2323.21 feet to the centerline of the Houma Navigation Canal right-of-way;

     Thence,  N  7*45'19"  E on and along said centerline a  distance  of
     187.31 feet to a point;

     Thence, N 5*31"22" E on  and  along  said  centerline  a distance of
     485.97 feet to a point;

     Thence,  N  5*33'33"  E  on and along said centerline a distance  of
     404.43 feet to a point;

     Thence, N 1*18'58" E on and   along  said  centerline  a distance of
     889-50 feet to a point;

     Thence,  N  0*58'37"  W on and  along said centerline a distance  of
     33.43 feet to a point;

     Thence, N 8l*03'50" E on and along the centerline of Thompson Road a distance of 3662.99 feet to the point of beginning, containing
     146.243 acres.

Together with all the buildings and improvements now or hereafter situated on the aforedescribed property and appurtenances, rights, ways, privileges, servitudes, prescriptions, natural increases, accessions and advantages now or hereafter belonging or in anywise appertaining thereto, including, without limitation, all component parts of the aforedescribed property, and all component parts of any building or other construction located on the aforedescribed property, now or hereafter forming a part of or attached to the aforedescribed property or used in connection therewith.

TRACT TWO:

OWNER: Gulf Island Fabrication, Inc.

ALL OF THAT CERTAIN TRACT OR PARCEL OF LAND, together with all of the buildings and improvements located thereon and all of the rights, ways, privileges, servitudes, appurtenances and advantages thereunto belonging or in any way appertaining, situated in the Parish of Terrebonne, State of Louisiana, in Sections 11, 47 and 48, T17S-Rl7E and Sections 15 and 17, T18S-Rl7E of said Parish, all as more fully shown on a plat and survey entitled "Gulf Island Fabrication, Inc.. - Survey of A 437.014 Acre Tract Located in Sections 11, 47 and 48, T17S-Rl7E and Sections 15 and 17, T18S-Rl7E, Terrebonne Parish, Louisiana" dated September 19, 1991 prepared by T. Baker Smith & Son, Inc., and according to which plat and survey said property measures as follows, to-wit:

     Commencing at the northwest corner being the intersection of the northerly property line and the easterly right-of-way line of Louisiana State Highway 315, proceed N 84*23'47" E a distance of 3335.89 feet to a point;

     Thence along a curve to the right having a delta of 5*l6'27" with chord bearing S 24*03'28" E a distance of 1046.89 feet to a point;

     Thence S 19*07'32" E a distance  of  469.15  feet  to  a  point;

     Thence S 15*01'40"E a distance of  1078.97  feet  to  a   point;

     Thence S 13*24'38"E a distance of  791.67  feet  to  a  point;

     Thence S 07*35'11"E a distance  of  813.04  feet  to  a  point;

     Thence S 08*20'28"E a distance  of  59.49 feet to a point;

     Thence S 03*06'15"E a distance  of  889.93  feet  to  a  point;

     Thence S 00*52'48"E a distance  of  369.78  feet  to  a  point;

     Thence N 80*43'28"W a distance  of  1567.06  feet  to  a   point;

     Thence N 82*32'28" W a distance of 2563.86 feet to a point;

     Thence N 05*44'37" W a distance of 4445.67 feet to the point of beginning of a 437.014 acre tract.

Together with all the buildings and improvements now or hereafter situated on the aforedescribed property and appurtenances, rights, ways, privileges, servitudes, prescriptions, natural increases, accessions and advantages now or hereafter belonging or in anywise appertaining thereto, including, without limitation, all component parts of the aforedescribed property, and all component parts of any building or other construction located on the aforedescribed property, now or hereafter forming a part of or attached to the aforedescribed property or used in connection therewith.

TRACT THREE:

OWNER: Dolphin  Services,  Inc.  as successor to Dolphin Sales & Rentals,
Inc.

Commencing at a point S 81* 03' 50" W, a distance of 3,360.00 feet from the intersection of the centerline of La. State Highway No. 57 with the centerline of Thompson Road; said point being the southeast corner of the tract being conveyed and being on the centerline of Thompson Road, and also being the point of beginning;

Thence S 81* 03' 50" W, along the centerline of Thompson Road, a distance of 330.00 feet to a point;

Thence N 8* 56' 10" W, a distance of 1,320.00 feet to a point in the centerline of Munson Slip;

Thence N 81* 03' 50" E, along said centerline, a distance of 330.00 feet to a point;

Thence S 8* 56' 10" E, a distance of 1,320.00 feet from the point of beginning and containing an area of 10.000 acres, more or less, all as more fully shown on a map prepared by Southern Surveyors, dated May 4, 1976, and titled "Plat of Survey Showing a Proposed Purchase from Walter Land Company located in Section 12, T17S, R17E, and Section 1, T18S, R17E, Terrebonne Parish, Louisiana".

Together with all the buildings and improvements now or hereafter situated on the aforedescribed property and appurtenances, rights, ways, privileges, servitudes, prescriptions, natural increases, accessions and advantages now or hereafter belonging or in anywise appertaining thereto, including, without limitation, all component parts of the aforedescribed property, and all component parts of any building or other construction located on the aforedescribed property, now or hereafter forming a part of or attached to the aforedescribed property or used in connection therewith.


TRACT FOUR:

OWNER: Dolphin Services, Inc.

A certain lot or parcel of ground, together with all buildings and improvements thereon, located in Section 12, Township 17 South, Range 17 East, and Section 1, Township 18 South, Range 17 East, Terrebonne Parish, Louisiana, being Lot 27 of Houma-Terrebonne Industrial Park as shown on a plat of survey of Robert C. Reed, Registered Land Surveyor, dated March 22, 1972, revised July 11, 1973, said plat attached to document dated February 17, 1975, and registered in COB 608, folio 670, Entry No. 482726, and said Lot 27 being more particularly described as follows, to-wit:

Commencing at a point S 81*03'50" W, a distance of 1,150 feet from the intersection of the centerline of Roland Road with the centerline of Thompson Road; said point being the southeasterly corner of Lot 27 and also being the point of beginning.

Thence S 81*03'50" W along the centerline of Thompson Road, a distance of
330.00 feet to a point on the property line between Lots 27 and 26;

Thence N 8*56'10" W along said property line, a distance of 1,320.00 feet to a point in the centerline of Munson Slip;

Thence N 81*03'50" E, along the centerline of Munson Slip, a distance  of
330.00 feet to a point on the property line between Lots 27 and 28 of said Houma-Terrebonne Industrial Park;

Thence S 8*56'10" E, along said line between Lots 27 and 28, a distance of 1,320.00 feet to the point of beginning, containing an area of 10.100 acres, more or less. Said Lot 27 is shown on a plat prepared by Euclid Engineering Co., Inc. dated November 13, 1978.

Together with all the buildings and improvements now or hereafter situated on the aforedescribed property and appurtenances, rights, ways, privileges, servitudes, prescriptions, natural increases, accessions and advantages now or hereafter belonging or in anywise appertaining thereto, including, without limitation, all component parts of the aforedescribed property, and all component parts of any building or other construction located on the aforedescribed property, now or hereafter forming a part of or attached to the aforedescribed property or used in connection therewith.


                      SCHEDULE I
          LITIGATION PENDING AGAINST BORROWER
                    AUGUST 21, 1998



CAUSE  NO.  H-94-3547,  AGIP  PETROLEUM,  INC.  VS   GULF  ISLAND
FABRICATION, INC. ET  AL;  IN THE  U.S.  DISTRICT COURT OF TEXAS,
HOUSTON DIVISION.


CAUSE NO. 98-049 (CIVIL ACTION) BOBBY  RAY  FULLER VS GULF ISLAND
FABRICATION, INC. ET AL; IN THE U.S. DISTRICT COURT, WESTERN DISTRICT OF LOUISIANA, LAFAYETTE DIVISION.



ALL  OF  THE  ABOVE  CLAIMS  ARE  BEING  DEFENDED  BY  APPLICABLE
INSURANCE POLICIES.


                      SCHEDULE I
              LITIGATION PENDING AGAINST
                DOLPHIN SERVICES, INC.
                    AUGUST 21, 1998


CAUSE NO. 122618, CLARA KLINK VS DOLPHIN SERVICES, INC, ET AL; IN
THE 32ND JUDICIAL DISTRICT COURT OF LOUISIANA, TERREBONNE PARISH.


CAUSE NO. 98-1092, LLYN JUNGJOHANN VS DOLPHIN SERVICES,  INC.  ET
AL; IN THE U.S.  DISTRICT COURT, WESTERN  DISTRICT  OF LOUISIANA,
LAFAYETTE OPELOUSAS DIVISION.



ALL  OF  THE  ABOVE  CLAIMS  ARE  BEING  DEFENDED  BY  APPLICABLE
INSURANCE POLICIES.


                      SCHEDULE I
              LITIGATION PENDING AGAINST
                    SOUTHPORT, INC.
                    AUGUST 21, 1998


NO THIRD PARTY LITIGATION PENDING.